UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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HCC INSURANCE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HCC

Notice of 2013 Annual Meeting of Stockholders and Proxy Statement

HCC Headquarters, 13403 Northwest Freeway, Houston, Texas 77040

Letter from our CEO

My Fellow Stockholders:

I look forward to joining you, HCC’s Board of Directors, and the other members of HCC’s senior management team at the upcoming 2013 Annual Meeting of Stockholders. The attached Notice of Annual Meeting of Stockholders and Proxy Statement will serve as your guide to the business to be conducted at the meeting this year.

You will notice that this year’s proxy statement contains several enhancements intended to simplify and more effectively describe the matters to be discussed at the Annual Meeting. Page I of the proxy statement summarizes the detailed information contained elsewhere in the proxy statement. We have also included more tables and charts to highlight the connection between pay and performance in our executive compensation program. In an effort to achieve the highest possible turnout, we have also introduced voting via mobile devices that are QR Code-capable.

2012 was a great year for HCC. We enjoyed strong performance across our various lines of business and achieved record earnings per share. HCC has created significantly more value (as measured by compounded annual return on tangible book value per share, including dividends) than its peers over the last 1-year, 5-year and 10-year periods.

We have also continued to implement best practices in the area of corporate governance. In response to comments from stockholders, the Board of Directors adopted a majority voting standard in the uncontested election of directors. In addition, we adopted a new, and we believe more robust, executive compensation program that (i) provides greater predictability in compensation from year to year and (ii) provides a greater portion of total compensation as equity. In connection with the new compensation program, we also adopted a clawback policy that allows us to recoup incentive based compensation from our executive officers in the event of a financial restatement. More information about these new policies and procedures can be found in the proxy statement.

Your vote is important to us and the conduct of our business. I urge you to actively participate in HCC’s future by casting your vote on the items discussed in the proxy statement. I encourage you to vote early by signing and returning your proxy card or by voting via telephone, mobile device or internet as instructed in the proxy statement. Thank you for being a stockholder and for the trust you have placed in HCC.

Best regards,
Christopher J.B. Williams
Chief Executive Officer

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WELCOME TO THE HCC ANNUAL MEETING

Our Annual Meeting of Stockholders is an important event in the life of our Company. Regardless of the number of shares that you own, it is an opportunity to learn more about recent developments at HCC and, more importantly, to express your opinion regarding our business. It is important that you vote in order to play a part in the future of the Company. Under NYSE rules, shares held through a broker, bank or other nominee cannot be voted by such nominee on non-discretionary matters.

Items that require your vote

	For More Information	Board Recommendation
PROPOSAL 1 – Election of Directors	Page 3	FOR each nominee
PROPOSAL 2 – Advisory Vote on Executive Compensation	Page 13	FOR
PROPOSAL 3 – Ratification of Independent Registered Public Accounting Firm	Page 17	FOR
PROPOSAL 4 – Approval of HCC 2013 Employee Stock Purchase Plan	Page 19	FOR
PROPOSAL 5 – Re-Approval of Material Terms of Performance Goals under HCC 2008 Flexible Incentive Plan	Page 21	FOR

Ways to vote

Even if you plan to attend our Annual Meeting, please read this Proxy Statement with care and vote right away using one of the following methods. In all cases, have your proxy cad or voting instruction form in hand.

Via Internet at www.proxyvote.com	Via Mobile Device by scanning this QR Code	Via Phone by calling 1-800-690-6903 in the U.S. or Canada	Via Mail by returning signed proxy card in the postage-paid envelope

Attend our Annual Meeting of Stockholders

d	HCC Insurance Holdings, Inc. 2013 Annual Meeting of Stockholders
	Date and Time:	Wednesday, May 22, 2013 9:00 a.m., Central Daylight time
	Location:	HCC Insurance Holdings, Inc. 13403 Northwest Freeway, Building II Houston, Texas 77040
	Record Date:	April 1, 2013

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Notice of Annual Meeting of Stockholders

May 22, 2013

9:00 a.m., Central Daylight Time

HCC Insurance Holdings, Inc. at 13403 Northwest Freeway, Houston, TX 77040

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of HCC Insurance Holdings, Inc. will be held on Wednesday, May 22, 2013, at 9:00 a.m., Central Daylight time, at the headquarters of HCC Insurance Holdings, Inc. at 13403 Northwest Freeway, Houston, TX 77040, for the following purposes:

1.

To elect the eleven individuals named in this Proxy Statement to serve as members of our Board of Directors for a one-year term, each to serve until the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

2.

To conduct an advisory vote to approve the compensation of our Named Executive Officers;

3.

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2013;

4.

To approve the HCC Insurance Holdings, Inc. 2013 Employee Stock Purchase Plan;

5.

To re-approve the material terms of the performance goals under the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan; and

6.

To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Our Board of Directors has fixed the close of business on April 1, 2013 as the record date for determining those stockholders who are entitled to notice of, and to vote at, the 2013 Annual Meeting of Stockholders. A list of such stockholders will be open to examination by any stockholder at the annual meeting and for a period of ten days prior to the date of the annual meeting during ordinary business hours at 13403 Northwest Freeway, Houston, Texas. A copy of the Annual Report of HCC Insurance Holdings, Inc. for the year ended December 31, 2012 is enclosed.

To ensure that your shares are represented at the meeting, we encourage you to cast your vote as promptly as possible. You may vote via the Internet, via the telephone, via a mobile device, or via the mail. Procedures for submitting your vote are described on page 2 of the Proxy Statement.

April 12, 2013

Houston, Texas

By Order of the Board of Directors,

Randy D. Rinicella
Senior Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2013
The Company’s 2013 Notice of Annual Meeting and Proxy Statement, 2012 Annual Report and other proxy materials are available under the “Investor Relations” tab on our website at www.hcc.com.

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Table of Contents

INFORMATION CONCERNING SOLICITATION AND VOTING	1
Proposals to be Considered and Vote Required	1
How to Vote	2
Voting of Proxies	2
PROPOSAL NUMBER 1	ELECTION OF DIRECTORS	3
Information Regarding Nominees for Director	3
2012 Director Compensation Table	6
Corporate Governance	7
Director Independence	8
Board Leadership Structure	9
Board Meetings in 2012	9
Executive Sessions of the Board	9
Committees of the Board	9
Candidates for the Board	11
Communications with the Board	12
Certain Relationships and Related Party Transactions	12
PROPOSAL NUMBER 2	ADVISORY VOTE ON EXECUTIVE COMPENSATION	13
Performance	13
Compensation	14
Corporate Governance	15
2013 Executive Compensation Program	15
PROPOSAL NUMBER 3	RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013	17
Fees Paid to PricewaterhouseCoopers LLP	17
Audit Committee Pre-Approval Policies and Procedures	18
PROPOSAL NUMBER 4	APPROVAL OF THE HCC INSURANCE HOLDINGS, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN	19
Description of the Employee Stock Purchase Plan	19
Certain U.S. Federal Income Tax Consequences	20
PROPOSAL NUMBER 5	RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE HCC INSURANCE HOLDINGS, INC. 2008 FLEXIBLE INCENTIVE PLAN	21
Description of the 2008 FIP	21
Certain U.S. Federal Income Tax Consequences	23
New Plan Benefits	24
Existing Plan Benefits	25

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EXECUTIVE COMPENSATION	26
Compensation Discussion and Analysis	26
Compensation Committee Report	39
Compensation Tables	40
2012 Summary Compensation Table	40
All Other Compensation Table	41
2012 Grants of Plan-Based Awards Table	42
2012 Outstanding Equity Awards at Fiscal Year End Table	43
2012 Option Exercises and Stock Vested Table	44
2012 Nonqualified Deferred Compensation Table	44
Employment Agreements and Potential Payments Upon Certain Events	44
AUDIT COMMITTEE REPORT	51
STOCK OWNERSHIP INFORMATION	52
Principal Stockholder and Beneficial Ownership	52
Section 16(a) Beneficial Ownership Reporting Compliance	53
OTHER BUSINESS	53
STOCKHOLDER PROPOSALS	53
HOUSEHOLDING	54
FORM 10-K	54
APPENDIX A	HCC INSURANCE HOLDINGS, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN	A-1
APPENDIX B	HCC INSURANCE HOLDINGS, INC. 2008 FLEXIBLE INCENTIVE PLAN	A-5

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HCC INSURANCE HOLDINGS, INC.

13403 Northwest Freeway

Houston, Texas 77040-6094

PROXY STATEMENT

Annual Meeting of Stockholders

To be held on May 22, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is first being mailed on or about April 12, 2013 to stockholders of HCC Insurance Holdings, Inc. (“HCC,” “we,” “us,” “our,” or the “Company”) in connection with the solicitation by our Board of Directors (our “Board”) of proxies to be voted at the Annual Meeting of Stockholders to be held on Wednesday May 22, 2013, at 9:00 a.m., Central Daylight time, at the headquarters of HCC Insurance Holdings, Inc. at 13403 Northwest Freeway, Houston, TX 77040, and any postponement or adjournment thereof (the “2013 Annual Meeting”). The Proxy Statement contains information relating to the proposals to be voted upon at the meeting, the voting process, our Board, the compensation of our Named Executive Officers (“NEOs”), and certain other information.

The solicitation of proxies is being made by HCC, and the cost of soliciting proxies will be borne by HCC. We have engaged D.F. King & Co., Inc. to assist us with the solicitation of proxies and expect to pay them an estimated fee of $10,000 plus out of pocket expenses. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of our common stock, and normal handling charges may be incurred for such forwarding service. HCC will bear the expense of such charges. Solicitation of proxies may be made by mail, personal interview, telephone and facsimile by our officers and other employees, who will receive no additional compensation for their services.

Our principal executive offices are located at 13403 Northwest Freeway, Houston, Texas 77040.

Proposals to be Considered and Vote Required

The following proposals will be voted upon at the 2013 Annual Meeting:

•

The election of the 11 individuals named in this Proxy Statement to serve as members of our Board of Directors for a one-year term, each to serve until the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

•

An advisory vote to approve the compensation of our Named Executive Officers;

•

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2013;

•

The approval of the HCC Insurance Holdings, Inc. 2013 Employee Stock Purchase Plan; and

•

The re-approval of the material terms of the performance goals under the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan.

Only stockholders of record on April 1, 2013 (the “record date”) will be entitled to vote at the 2013 Annual Meeting, and each share will be entitled to one vote. At the close of business on the record date, there were 100,467,814 shares of our common stock outstanding and entitled to vote at the 2013 Annual Meeting.

Quorum and voting requirements are set forth in the Delaware General Corporation Law and our governing documents. A majority of the outstanding shares of our common stock, entitled to vote and represented in person or by proxy, will constitute a quorum at the 2013 Annual Meeting. Abstentions, withhold votes and broker non-votes (described below) are counted as present for purposes of determining the presence of a quorum.

Under our Third Amended and Restated Bylaws (the “Bylaws”), in the uncontested election of directions, such as is the case this year, directors are elected by a majority of votes cast in person or by proxy at the Annual Meeting. In order to be elected, the number of shares cast “FOR” a director nominee must exceed the number of shares cast “AGAINST” such director nominee. In the event of a contested election, the election of directors will be determined by a plurality of the votes cast, which means that the 11 nominees who receive the highest number of votes will be elected. Votes may not be cumulated. Abstentions, withhold votes and broker non-votes will not be counted as cast and, therefore, will not impact the outcome of the election of directors.

HCC INSURANCE HOLDING, INC. – 2013 Proxy Statement   1

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The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the 2013 Annual Meeting and entitled to vote on the matter is required for (i) the approval, on an advisory basis, of our executive compensation, (ii) the ratification of our independent registered public accounting firm, (iii) the approval of the 2013 Employee Stock Purchase Plan, and (iv) the re-approval of the material terms of the performance goals under the 2008 Flexible Incentive Plan. As a result, abstentions have the effect of an against vote, but broker non-votes do not have the effect of an against vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion on some of the items to be acted upon, including the election of our directors, the advisory vote on executive compensation, and the advisory vote on frequency of future advisory votes on executive compensation. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those items (“broker non-votes”). Our Board does not anticipate calling for a vote on any matter other than those described herein.

How to Vote

Each stockholder is entitled to one vote for each share of common stock on all matters presented at the 2013 Annual Meeting. Stockholders do not have the right to cumulate their votes for the election of directors. Shares may be voted via the following procedures:

Voting In-Person.

Stockholders of Record. Shares held directly in your name as the stockholder of record may be voted in person at the 2013 Annual Meeting. If you choose to vote in person at the 2013 Annual Meeting, please bring your proxy card and proof of personal identification.

Beneficial Owners. Shares held in street name may be voted in person by you only if you obtain a legal proxy from the shareholder of record giving you the right to vote the shares.

Voting via the Internet. Shares may be voted via the Internet at www.proxyvote.com. Your voting instructions will be accepted up until 11:59 P.M. Eastern Daylight Time on May 21, 2013. Have your proxy card in hand when you access the web site and follow the instructions given.

Voting via Mobile Devices. Shares may be voted via a mobile device by scanning this QR Code. Your voting instructions will be accepted up until 11:59 P.M. Eastern Daylight Time on May 21, 2013. Have your proxy card in hand when you access the web site and follow the instructions given.

Voting via Telephone. Shares may be voted via any touch-tone telephone at 1-800-690-6903. Your voting instructions will be accepted up until 11:59 P.M. Eastern Daylight Time on May 21, 2013. Have your proxy card in hand when you call and follow the instructions given.

Voting via Mail. Shares may be voted via mail by marking, signing and dating your proxy card and returning it in the postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Even if you currently plan to attend the 2013 Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. Submitting your proxy via internet, mobile device, telephone or mail does not affect your right to vote in person at the 2013 Annual Meeting.

Voting of Proxies

By giving your proxy, you grant the right to vote your shares to Christopher J.B. Williams, our Chief Executive Officer, and Randy D. Rinicella, our Senior Vice President, General Counsel and Secretary. If you return a signed, but unmarked proxy card, your shares will be voted (i) FOR the election of each of the director nominees named herein, (ii) FOR approval, on an advisory basis, of the compensation of our Named Executive Officers, (iii) FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, (iv) FOR approval of the HCC Insurance Holdings, Inc. 2013 Employee Stock Purchase Plan, and (v) FOR re-approval of the material items of the performance goals under the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan.

A proxy may be revoked at any time prior to 11:59 p.m., Eastern Daylight Time, on May 21, 2013. Such right of revocation is not limited by or subject to compliance with any formal procedure, but may be accomplished by (i) voting again via the Internet, any mobile device or telephone, (ii) requesting, completing and returning a second proxy card, (iii) giving written notice to the Secretary of the Company, or (iv) by voting in person at the 2013 Annual Meeting.

HCC INSURANCE HOLDING, INC. – 2013 Proxy Statement   2

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PROPOSAL NUMBER 1    ELECTION OF DIRECTORS

The Company has nominated the individuals listed below to serve as members of our Board until his or her successor is duly elected and qualified at the 2014 Annual Meeting of Stockholders or, if earlier, his or her death, resignation or removal. Each of the nominees is currently a director of HCC. Our Board has affirmatively determined that each of Mr. Ballases, Ms. Bozeman, Mr. Bramanti, Mr. Duer, Dr. Flagg, Mr. Hamilton, Ms. Heisz, Mr. Rosholt and Mr. Thomas are “independent” directors, as that term is defined in the listing standards of the New York Stock Exchange (“NYSE”) and in our own Corporate Governance Guidelines. Such directors are collectively referenced in this Proxy Statement as “Independent Directors.”

Each of the proposed nominees has consented to stand for election as members of our Board. We believe that each of our current directors has served our stockholders’ interests well during his or her tenure as a director and will continue to do so. We believe that HCC and its stockholders benefit from the wide variety of industry and professional experience that characterizes the members of our Board. Although our Board does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the 2013 Annual Meeting, the Board may reduce the size of the Board accordingly, or the persons named in the enclosed form of proxy will vote in accordance with their best judgment for any substitute nominee.

The following table presents information concerning the individuals nominated for election as directors of HCC, including current membership on committees of our Board, principal occupation or affiliations during the last five years, and certain directorships held during the last five years. Also included in the information below is a description of the particular experience, qualifications, attributes and skills that led our Board to conclude that each individual should serve as a member of the Board. Generally, the Board believes that its members should have integrity, superior business judgment, and an understanding of the operational, financial and regulatory requirements of running a successful global business.

Information Regarding Nominees for Director

Name	Experience and Qualifications	Age	Served as Director Since
Emmanuel T. Ballases

Mr. Ballases served as the Chairman of the Houston region of JP Morgan Chase Bank, NA from 2004 to 2010 and as Vice Chairman from 2010 until his retirement in 2012. From 2002 until its merger with JP Morgan Chase Bank in 2004, he served as the Chairman of the Southwest region of Bank One, NA. Prior to that time, Mr. Ballases held a variety of executive roles at various banks, including Bank One, Team Bank and Texas Commerce Bank. Mr. Ballases is a member of our Compensation Committee and our Enterprise Risk Oversight Committee.

Mr. Ballases has many years of experience in corporate finance and capital markets transactions. This experience, combined with the leadership experience he developed during his commercial banking career, led the Board to conclude that he should serve as a director.

		64	2012
Judy C. Bozeman

Since 1982, Ms. Bozeman has served as Chairman of the Board of Woodway Financial Advisors, a Trust Company that provides wealth management, estate and trust administration and financial planning, and that currently has trust and investment assets under management in excess of $1.4 billion. As the firm’s founder, she also served as its President and Chief Executive Officer from 1982 through 2006. Ms. Bozeman is Chairperson of our Compensation Committee and a member of our Investment and Finance Committee.

Ms. Bozeman has more than 30 years of experience in the financial services industry, during which time she developed significant expertise in the areas of investments, asset allocation and investment management and financial analysis. These skills led the Board to conclude that she should serve as a director.

		70	2009
Frank J. Bramanti

Mr. Bramanti served as our Chief Executive Officer from 2006 to May 2009. Prior to being appointed as CEO in 2006, Mr. Bramanti had been retired from his position as an Executive Vice President of HCC since the end of 2001. From 1980 until his retirement, he served HCC in various capacities, including as director, Secretary, Chief Financial Officer and interim President. Mr. Bramanti is Chairperson of our Enterprise Risk Oversight Committee and a member of our Investment and Finance Committee.

Mr. Bramanti has over 20 years of experience in the insurance industry gained from his many years of service as an executive of HCC, including as its CEO. This experience led the Board to conclude that he should serve as a director.

		56	1997

HCC INSURANCE HOLDING, INC. – 2013 Proxy Statement   3

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Name	Experience and Qualifications	Age	Served as Director Since
Walter M. Duer

Mr. Duer is a Certified Public Accountant. He was a partner at the international accounting firm KPMG LLP from 1968 until his retirement in 2004. Mr. Duer is a member of our Audit Committee and our Enterprise Risk Oversight Committee.

With more than 40 years of experience as a CPA, Mr. Duer brings broad operational, financial and industry experience to the Board. During much of his tenure at KPMG Mr. Duer’s work was focused on the insurance sector. His long experience and detailed knowledge of the factors influencing the insurance industry led the Board to conclude that he should serve as a director.

		66	2004
James C. Flagg, Ph. D.

Dr. Flagg is a Certified Public Accountant. He is also an Associate Professor in the Department of Accounting in the Mays Business School at Texas A&M University, starting in 1988. Dr. Flagg holds a Master of Science in Economics, an M.B.A. and a Ph.D. in Accounting. Dr. Flagg is Chairperson of our Audit Committee and a member of our Nominating and Corporate Governance Committee. He is a member of the board and Assistant Presiding Officer of the Texas State Board of Public Accountancy. Until 2007, Dr. Flagg was also on the board of directors and chair of the audit committee of EGL, Inc. (Nasdaq: EAGL).

Dr. Flagg has extensive experience in the accounting industry and in-depth knowledge of public company auditing practices. That experience and his background in economics, coupled with his significant experience on the board of another publicly-traded company, including his service as chair of its audit committee, led the Board to conclude that he should serve as a director.

		61	2001
Thomas M. Hamilton

Mr. Hamilton has been co-owner of Medora Investments, a private investment firm, since 2003. He served as Chairman, President and Chief Executive Officer of EEX Corporation from 1997 until his retirement in 2002. Prior to 1997, Mr. Hamilton held various executive positions at other oil and gas companies, including Pennzoil-Quaker State Company, BP p.l.c. and Exxon Mobil Corporation. Mr. Hamilton is a member of our Compensation Committee and is Chairperson of our Nominating and Corporate Governance Committee. Mr. Hamilton is also a member of the board of directors, a member of the audit committee and chair of the compensation committee of FMC Technologies, Inc. (NYSE: FTI), a member of the board of directors and chairman of the compensation committee of Hercules Offshore, Inc. (Nasdaq: HERO), and chairman of the board of directors of Methanex Corporation (Nasdaq: MEOH). He also served as a member of the board of directors of Western Gas Resources (NYSE: WES) from January 2006 to August 2006.

Mr. Hamilton has a strong knowledge of international business and strategic planning and an expertise in the area of corporate governance. These traits, along with Mr. Hamilton’s significant management and leadership experience as a former chief executive officer and member of the boards of directors of several publicly-traded companies, including his service as chairman at one of those companies, led the Board to conclude that he should serve as a director.

		69	2008
Leslie S. Heisz

Ms. Heisz was a managing director of Lazard Freres & Co. LLC, where she provided strategic financial advisory services for clients in a variety of industries, from 2004 until April 2010. From 2003 to 2004, she served as a Senior Advisor at Lazard. Prior to that time, Ms. Heisz served as a managing director of Wasserstein Perella & Co. (and its successor Dresdner Kleinwort Wasserstein) from 1996 until 2002 and as a director from 1995 to 1996, where she specialized in mergers and acquisitions and leveraged finance. During a majority of that time she led Wasserstein’s Gaming and Leisure Group and its Los Angeles office. Prior to 1995, Ms. Heisz served as a Vice President at Salomon Brothers Inc., where she developed the firm’s industry-leading gaming practice, and as a senior consultant at Price Waterhouse, where she specialized in strategic information systems. Ms. Heisz is is Chairperson of our Investment and Finance Committee and a member of our Nominating and Corporate Governance Committee. She is also a member of the board of directors, a member of the executive committee, and chair of the audit committee of Ingram Micro (NYSE: IM) and a member of the board of directors, the risk committee and the audit committee of Towers Watson & Co. (NYSE: TW). Ms. Heisz previously served as a member of the board of directors of International Game Technology (NYSE: IGT) from 2003 until 2008. During that time she served as chair of the audit committee and the nominating committee. Ms. Heisz also served as a member of the board of managers of Eldorado Resorts LLC from 1996 until 2008.

Ms. Heisz has strong leadership skills and financial expertise gained during her career as an investment banking executive with Lazard, Wasserstein and Salomon Brothers. These factors, combined with her broad knowledge of mergers and acquisitions and her experience on the boards of directors of other publicly-traded companies, led the Board to conclude that she should serve as a director.

		52	2010

HCC INSURANCE HOLDING, INC. – 2013 Proxy Statement   4

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Name	Experience and Qualifications	Age	Served as Director Since
John N. Molbeck, Jr.

Mr. Molbeck served as our Chief Executive Officer from May 2009 until December 2012. From 2006 to May 2009, he served as our President and Chief Operating Officer, a position he also held from 1997 to 2002. From 2003 through 2005, Mr. Molbeck served as Chief Executive Officer of Jardine Lloyd Thompson LLC, a retail insurance brokerage firm, which was, at the time, a subsidiary of Jardine Lloyd Thompson Group, plc. Prior to initially joining HCC in 1997, Mr. Molbeck had served as the Managing Director of Aon Natural Resources Group, a subsidiary of Aon Corporation. Mr. Molbeck is a member of our Investment and Finance Committee and our Enterprise Risk Oversight Committee.

Mr. Molbeck has extensive knowledge and understanding of critical areas of the insurance industry gained through decades of service in positions of increasing responsibility. He also has extensive knowledge of HCC, its operations and strategy, gained from his many years of service as an executive of HCC, including most recently as our CEO. As a result, the Board concluded that Mr. Molbeck should serve as a director.

		66	2005
Robert A. Rosholt

Mr. Rosholt served as the Chief Financial Officer for Nationwide Mutual Insurance Company from 2002 until his retirement in 2008. Prior to joining Nationwide, Mr. Rosholt served as Executive Vice President and Chief of Operations at the US Risk Services unit of Aon Corporation, a leading global provider of risk management services, insurance and reinsurance brokerage and human capital consulting, from 2000 to 2002. From 1993 to 2000, he served as Chief Financial Officer at First Chicago Corporation and its successor companies, including Bank One and FCCNBD, where he had oversight for capital and asset liability management, as well as proprietary investment activities.

Prior to 1993, Mr. Rosholt held a variety of increasingly responsible positions at First Chicago Corporation. Mr. Rosholt is Chairman of our Board of Directors and an ex-officio member of all of our Board committees. Mr. Rosholt is a member of the board of directors of Standard Bancshares, Inc.. He served as a member of the board of directors, a member of the audit committee and a member of the nominating and corporate governance committee of Abercrombie & Fitch Co. (NYSE: ANF) from June 2008 to September 2010. Mr. Rosholt has also served as a member of the advisory board of the Financial Institution Advisory Services of Alvarez and Marsal.

Mr. Rosholt’s many years of experience as an executive in the financial services and insurance industries, his knowledge of strategy development and execution, and his expertise in the application of risk management practices, led the Board to conclude that he should serve as a director.

		63	2008
J. Mikesell Thomas

Since July 2008, Mr. Thomas has been a principal at Castle Creek Capital, a private equity firm specializing in investments in community banking companies. In connection with such service, he also served, from November 2008 to July 2011, as President and Chief Executive Officer of First Chicago Bankcorp and as Chief Executive Officer of its subsidiary First Chicago Bank and Trust. In July 2011, the Illinois Department of Financial and Professional Regulation, Division of Banking, determined that First Chicago Bank and Trust was insolvent and named the Federal Deposit Insurance Corporation as receiver. From April 2004 to April 2008, Mr. Thomas served as President and Chief Executive Officer of Federal Home Loan Bank of Chicago. From 2001 to 2004, he worked as an independent financial advisor working with a range of large companies on financial and strategic issues. Prior to that time, Mr. Thomas was a managing director of Lazard Freres & Co. LLC. From 1976 to 1995, Mr. Thomas held a series of increasingly responsible positions at First Chicago Corporation, including co-head of Corporate and Institutional Banking, Chief Financial Officer and Treasurer. Mr. Thomas is a member of our Audit Committee and our Investment and Finance Committee. Mr. Thomas is a member of the board of directors of the UBS Funds and UBS Relationship Funds and a member of the board of trustees of SMA Relationship Trust, each of which is a registered investment company that provides investment advisory services to UBS mutual funds. He is also a member of the board of directors of Fort Dearborn Income Securities, Inc. Mr. Thomas serves as chair of the audit committee and as a member of the corporate governance committee of each of these funds.

Mr. Thomas developed an expertise in commercial and investment banking and corporate finance over a 35-year career at several prominent institutions. His financial services industry experience, combined with the executive leadership skills developed during his career, led the Board to conclude that he should serve as a director.

		62	2012
Christopher J. B. Williams

Mr. Williams is our Chief Executive Officer, a position he assumed in December 2012. From May 2011 until December 2012, he served as our President. He has also served as Chairman of Wattle Creek Winery since 2005. Prior to his retirement in 2005, he served as National Director for Life, Accident & Health of Willis Re. Mr. Williams is a member of our Enterprise Risk Oversight Committee and our Investment and Finance Committee. Prior to his appointment as President in May 2011, Mr. Williams had served as the Chairman of our Board of Directors since May 2008.

Mr. Williams has over 30 years of experience in the insurance industry, including significant expertise in accident and health insurance lines, which comprise HCC’s largest business segment. He also has significant knowledge of international insurance markets. These factors led the Board to conclude that he should serve as a director.

		57	2007

The Board of Directors unanimously recommends that stockholders vote “FOR” each of the Nominees listed above

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2012 Director Compensation Table

The table below summarizes the compensation paid to or accrued on behalf of our non-employee directors. We also reimburse our directors for travel, lodging and related expenses incurred in attending Board or committee meetings and for directors’ education programs and seminars.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Nonqualified Deferred Compensation Earnings ($)(4)	Total ($)
Emmanuel T. Ballases	63,500	80,000	—	—	143,500
Judy C. Bozeman	144,000	80,000	—	87,666	311,666
Frank J. Bramanti	137,000	80,000	—	—	217,000
Patrick B. Collins(5)	79,250	80,000	—	—	159,250
Walter M. Duer	123,000	80,000	—	—	203,000
James C. Flagg, Ph.D.	144,000	80,000	—	—	224,000
Thomas M. Hamilton	134,000	80,000	—	203,116	417,116
Leslie S. Heisz	124,750	80,000	—	47,170	251,920
Deborah H. Midanek	38,500	—	—	—	38,500
James E. Oesterreicher	49,500	—	—	—	49,500
Robert A. Rosholt	221,250	200,000	—	—	421,250
J. Mikesell Thomas	65,500	80,000	—	—	145,500

(1)

Includes payment of annual retainer and meeting fees.

(2)

Represents the aggregate grant date fair value of equity awards granted during 2012, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions used in calculating the fair value of our stock-based compensation, refer to Note 1, General Information and Significant Accounting and Reporting Policies — Stock-Based Compensation, and Note 11, Stock-Based Compensation, in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012. On May 23, 2012, each non-employee director (other than the Chairman of the Board) received a grant of 2,540 shares of common stock under our 2008 Flexible Incentive Plan. Mr. Rosholt, our Chairman of the Board, received a grant of 6,351 shares of common stock under our 2008 Flexible Incentive Plan. The number of shares of common stock granted was determined by dividing the $80,000 ($200,000 in the case of Mr. Rosholt) by $31.49, the closing price of the Company’s common stock on May 23, 2012, the date of grant. All shares were fully vested as of the grant date.

(3)

No stock options were granted to directors during 2012. 200,000 stock options previously granted to Mr. Bramanti expired unexercised on March 2, 2012. As of December 31, 2012, no non-employee directors held stock options.

(4)

Includes above-market earnings of amounts deferred under the Director DCP (as defined below). In 2012, the following non-employee directors had the following earnings under the Director DCP:

	Total Earnings ($)	Above-Market Earnings* ($)
Ms. Bozeman	169,977	87,666
Mr. Duer	5,516	—
Mr. Hamilton	402,206	203,116
Ms. Heisz	91,486	47,170
* As defined by SEC regulations. (5) Mr. Collins was a non-voting, advisory member of our Board. He retired from service in August 2012.

Retainers

In 2012, our non-employee directors received a combination of cash retainers, meeting fees and a block grant of fully-vested common stock. Board members received retainers for serving on our Board as set forth in the following table:

Position	Retainer ($)
Board Member (including Chairman of the Board)	75,000
Chairman of the Board	75,000
Audit Committee Chairperson	25,000
Compensation Committee Chairperson	15,000
Nominating and Corporate Governance Committee Chairperson	15,000
Enterprise Risk Oversight Committee Chairperson	15,000
Investment and Finance Committee Chairperson	15,000

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Meeting Fees

Our non-employee directors received meeting fees as set forth in the following table:

	In-person Meeting ($)	Teleconference Meeting ($)
Board of Directors	5,000	1,000
Committee Meeting	2,000	1,000

Equity Compensation

Our non-employee directors, other than the Chairman of the Board, receive a block grant of common stock. The number of shares granted is determined by dividing $80,000 by the closing price of our common stock on the date of the annual meeting of stockholders, which is generally held in May of each year. If a director is elected to our Board on a date other than the date of the annual meeting of stockholders, he or she receives shares of common stock worth a pro-rata portion of $80,000 for the partial year remaining until the next annual meeting of stockholders.

Equity Compensation for Chairman of the Board

In recognition of the significant contributions to the Board and to our Company made by the Chairman of the Board, he receives a block grant of common stock worth $200,000. This compensation is in the form of equity to further align his interests with those of our stockholders. If a director is elected as Chairman of the Board on a date other than the annual meeting of stockholders, he or she receives shares of common stock worth a pro-rata portion of $200,000 for the partial year remaining until the next annual meeting of stockholders.

Deferred Compensation

Our non-employee directors are also entitled to defer all or a portion of their cash or stock compensation under the HCC Insurance Holdings, Inc. Nonqualified Deferred Compensation Plan for Non-Employee Directors (the “Director DCP”). Deferred cash compensation will be credited to a participant’s account and will accrue earnings, compounded monthly, at one of the following rates elected by the participant: the prime rate (3.25% for 2012), the rate of return on HCC common stock (37.60% for 2012), or the rate of return on the S&P 500 (15.83% for 2012). Deferred stock compensation will be deemed invested in HCC common stock, with dividends reinvested. Payment of the participant’s account balance will be paid in the time period set forth in the participant’s deferral election, or if no such time is elected, then in a lump sum following separation from service. The plan is administered by our Compensation Committee. No separate trust or fund has been created, and all benefits payable under the plan will be paid from HCC’s general assets.

Stock Ownership Requirements

The Board has established a minimum stock ownership requirement for non-employee directors of $300,000 in HCC common stock. Directors are to have achieved the required ownership within three years of the date they join the Board. The Board may grant waivers to these ownership requirements. As of December 31, 2012, Mr. Bramanti, Ms. Bozeman, Mr. Duer, Dr. Flagg, Mr. Hamilton and Mr. Rosholt had met these requirements.

Corporate Governance

The business and affairs of HCC are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and, as a result, strong corporate governance is an integral part of our values. Our Company’s corporate governance policies and procedures are available on the Company’s website at http://ir.hcc.com/phoenix.zhtml?c=90423&p=irol-govHighlights. The corporate governance portal includes the Company’s Bylaws, Corporate Governance Guidelines (“Corporate Governance Guidelines”), Board Committee Charters, and Code of Business Conduct and Ethics. Any future modification or amendments to our Code of Business Conduct and Ethics, or any waiver thereto, which applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, will be posted on the same website. A copy of the Code of Business Conduct and Ethics is available to any stockholder upon request. We provide below specific information regarding certain corporate governance practices.

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Director Independence

Our Board of Directors has established criteria for determining director “independence” as set forth in our Corporate Governance Guidelines. These criteria incorporate all of the requirements for director independence contained in the NYSE listing standards. No director shall be deemed to be “independent” unless the Board shall have affirmatively determined that no material relationship exists between such director and HCC other than the director’s service as a member of our Board or any Board committee. In addition, the following criteria apply to determine independence:

•

no director who is an employee, or whose immediate family member is an executive officer of HCC, is deemed independent until three years after the end of such employment relationship;

•

no director who receives, or whose immediate family member receives, more than $120,000 in any twelve-month period in direct compensation from HCC, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is deemed independent until three years after he or she ceases to receive more than $120,000 in any twelve-month period of such compensation;

•

no director is independent who (i) is a current partner or employee of a firm that is HCC’s internal or external auditor; (ii) has an immediate family member who is a current partner of such firm; (iii) has an immediate family member who is a current employee of such firm and personally works on HCC’s audit; or (iv) was or had an immediate family member who was within the last three years a partner or employee of such firm and personally worked on HCC’s audit within that time;

•

no director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executives serve on that company’s compensation committee is deemed independent until three years after the end of such service or the employment relationship;

•

no director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, HCC for property or services in an amount that, in any single year, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues, is deemed independent until three years after falling below such threshold;

•

no director who has a personal services contract with HCC, or any member of HCC’s senior management, is independent;

•

no director who is affiliated with a not-for-profit entity that receives significant contributions from HCC is independent; and

•

no director who is employed by a public company at which an executive officer of HCC serves as a director is independent.

In addition, members of our Audit Committee must meet the following additional independence requirements:

•

no director who is a member of the Audit Committee shall be deemed independent if such director is affiliated with HCC or any of its subsidiaries in any capacity, other than in such director’s capacity as a member of our Board of Directors, the Audit Committee or any other Board committee; and

•

no director who is a member of the Audit Committee shall be deemed independent if such director receives, directly or indirectly, any consulting, advisory or other compensatory fee from HCC or any of its subsidiaries, other than fees received in such director’s capacity as a member of our Board of Directors, the Audit Committee or any other Board committee, and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with HCC (provided such compensation is not contingent in any way on continued service).

In addition, members of our Compensation Committee must meet the following additional independence requirements:

•

no director shall be considered independent who:

(i)

is currently an officer (as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of the Company or a subsidiary of the Company, or otherwise employed by the Company or subsidiary of the Company;

(ii)

receives compensation, either directly or indirectly, from the Company or a subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; or

(iii)

possesses an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K.

•

no director who does not meet the requirements of an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, shall be considered independent

In assessing the independence of members of the Compensation Committee the Board will consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to such member’s ability to be independent from management in connection with his or her duties, including, but not limited to (i) the source of his or her compensation, including any consulting, advisory, or other compensatory fee paid by the Company to such director and (ii) whether such director is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company.

NYSE listing standards also require that we have a Compensation Committee and a Nominating and Corporate Governance Committee that are each entirely composed of independent directors with written charters addressing such committee’s purpose and responsibilities and that the performance of such committees be evaluated annually.

Our Board has affirmatively determined that each of Mr. Ballases, Ms. Bozeman, Mr. Bramanti, Mr. Duer, Dr. Flagg, Mr. Hamilton, Ms. Heisz, Mr. Rosholt and Mr. Thomas meets the criteria for independence set forth above and that all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meet the further requirements for independence set forth above.

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Board Leadership Structure

Our Bylaws and Corporate Governance Guidelines require that the Chairman of the Board be an independent director. As a result, the Chairman of the Board may not also serve as the Chief Executive Officer of the Company. We believe that the separation of these offices is appropriate at the current time because it allows our CEO, Mr. Williams, to focus his efforts on HCC’s operations and the execution of our business strategy and allows our Chairman, Mr. Rosholt, to focus his efforts on oversight and governance. In addition, this separation of responsibilities allows Mr. Rosholt to dispassionately evaluate the performance of the Company’s management. This structure is further strengthened by Mr. Rosholt’s and Mr. Williams’ unique experiences, perspectives and skills, which complement one another and, in combination, are valuable to the overall management and leadership of HCC. The Board regularly assesses the Corporate Governance Guidelines, including the requirement described above, and may change the leadership structure of the Board in the future if it feels doing so would be in the best interests of the Company.

Board Meetings in 2012

During 2012, our Board met six times and acted by unanimous written consent on one other occasion. Each person currently serving and nominated to be a director attended, or participated via teleconference, in 75% or more of the meetings of the Board of Directors and the meetings of any committee on which he or she served.

In addition, our policy is to have our directors attend our annual meeting of stockholders. Last year, all of our then-serving directors attended the annual meeting of stockholders.

Executive Sessions of the Board

Independent Directors meet in executive session at each regularly scheduled meeting of our Board. Mr. Rosholt, as the independent Chairman of the Board, presides at each executive session. Our Independent Directors met in executive session six times in 2012.

Committees of the Board

Our Board has standing Audit, Compensation, Investment and Finance, Nominating and Corporate Governance, and Enterprise Risk Oversight Committees, each of which has a written charter. Copies of the charter of each of the Board committees, as well as our Corporate Governance Guidelines, are available on our website at http://ir.hcc.com/phoenix.zhtml?c=90423&p=irol-govHighlights. In addition, a printed copy of any of these documents will be provided to any stockholder who requests one. The following table sets forth the current composition of our committees.

	Audit Committee	Compensation Committee	Investment and Finance Committee	Nominating and Corporate Governance Committee	Enterprise Risk Oversight Committee
Emmanuel T. Ballases
Judy C. Bozeman
Frank J. Bramanti
Walter M. Duer
James C. Flagg, Ph.D.
Thomas M. Hamilton
Leslie S. Heisz
John N. Molbeck, Jr.
Robert A. Rosholt
J. Mikesell Thomas
Christopher J. B. Williams
Chairperson Member Ex Officio Chairman of the Board

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Audit Committee

Our Audit Committee is currently comprised of James C. Flagg (Chairperson), Walter M. Duer, and J. Mikesell Thomas. Our Board has determined that Dr. Flagg, Mr. Duer and Mr. Thomas are independent, as independence for audit committee members is defined in the listing standards of the NYSE and in accordance with the standards outlined in our Corporate Governance Guidelines. In addition, our Board has determined that each member of the Audit Committee is an “audit committee financial expert” as described in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee met eight times in 2012.

The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s primary purpose is to assist our Board with its oversight of (a) the integrity of our consolidated financial statements and disclosures; (b) our compliance with legal and regulatory requirements; (c) our independent registered public accounting firm’s qualifications, performance, independence and fees; and (d) our internal audit function. The Audit Committee has the sole authority to appoint and terminate our independent registered public accounting firm.

The Audit Committee regularly reports to the Board concerning its activities and also assists the Board with oversight of risk management by reviewing the Company’s consolidated financial statements and meeting with the Vice President of Internal Audit and Controls at regularly scheduled meetings of the Audit Committee. At such meetings, the Audit Committee reviews reports on the adequacy and effectiveness of our internal audit and internal control systems and discusses with management the Company’s major financial risks and exposures and the steps management has taken to monitor and control such risks and exposures.

Compensation Committee

Our Compensation Committee is currently comprised of Judy C. Bozeman (Chairperson), Emmanuel T. Ballases and Thomas M. Hamilton. Our Board has determined that Ms. Bozeman, Mr. Ballases and Mr. Hamilton are independent, as independence for compensation committee members is defined in the listing standards of the NYSE, Rule 16b-3 under the Exchange Act, and Section 162(m) of the Internal Revenue Code of 1986. The Compensation Committee met eight times in 2012.

The Compensation Committee has the responsibility for assuring that our senior executives are compensated in a manner that is consistent with the compensation philosophy and strategy of our Board and that is in compliance with the requirements of the regulatory bodies that oversee our operations. Generally, the Compensation Committee is charged with the authority to review and approve our compensation philosophy and our executive compensation programs, levels, plans and awards. The Compensation Committee also administers our incentive plans and our stock-based compensation plans and reviews and approves general employee benefit plans on an as-needed basis. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the form and amount of executive compensation. In addition, under our Compensation Committee Charter and under our 2008 Flexible Incentive Plan, the Compensation Committee may delegate the authority to management to perform specified functions under such plan; however, under our currently existing internal controls with respect to our stock option granting practices, such authority may not be delegated with respect to the granting of options. The Compensation Committee charter allows delegation of Committee authority to subcommittees. See “Executive Compensation — Compensation Discussion and Analysis” below for information on our process and procedures for determining executive officer compensation during 2012.

The Compensation Committee may retain and engage, at its sole discretion, to the extent deemed necessary and appropriate, any compensation consultants, outside counsel or other advisors.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been employed as an officer or employee of HCC or any of our subsidiaries. No executive officer of HCC served as a member of the board of directors or compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of our Board or our Compensation Committee. No executive officer or director had a relationship with us requiring disclosure under Regulation S-K Item 404(a).

Compensation Committee Risk Assessment

It is the Company’s policy to regularly monitor its compensation policies and practices to determine whether its risk management objectives are being met and to adjust those policies and practices to address any incentives that are determined to encourage risks that are reasonably likely to have a material adverse effect on the Company and any changes in its risk profile. Management regularly assesses the current risk profile of our compensation programs to determine whether any such programs might incentivize excessive risk behavior and shares their findings with the Compensation Committee. The Compensation Committee reviews the results of management’s assessment and determines what, if any, actions should be recommended to the Board for further consideration. The risk assessment includes a review of the primary design features of our compensation programs and the process for determining executive and employee compensation. The risk assessment identified numerous ways in which our compensation programs potentially mitigate risk, including:

•

the structure of our executive compensation program, which consists of both fixed and variable compensation, with a focus on underwriting profitability, and rewards both annual and long-term performance;

•

the use of multiple performance metrics under our incentive and bonus plans;

•

time-based vesting for stock options and restricted stock awards;

•

performance-based vesting for restricted stock awards to the CEO;

•

a clawback feature and cap on equity awards that are based upon a formula bonus;

•

regular reviews by the CEO and the Compensation Committee of reports listing (i) all employees receiving in excess of $250,000 in annual cash compensation and (ii) the Company’s accrual for annual cash incentive compensation; and

•

effective internal controls.

The Company did not make any material adjustments to its compensation policies or practices as a result of its assessment of compensation risk during 2012.

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Enterprise Risk Oversight Committee

Our Enterprise Risk Oversight Committee is currently comprised of Frank J. Bramanti (Chairperson), Emmanuel T. Ballases, Walter M. Duer, John N. Molbeck, Jr. and Christopher J.B. Williams. The Enterprise Risk Oversight Committee met four times in 2012.

The Enterprise Risk Oversight Committee is charged with assisting the Board with oversight of risk generally, and specifically with oversight of management’s responsibility to identify, assess, prioritize and manage all material risks to HCC’s business objectives. In this regard, the Board has delegated to the Enterprise Risk Oversight Committee the primary responsibility of administering its enterprise risk oversight function through the Committee’s review of management’s assessment of risks and mitigation strategies with respect to our business. The Committee administers our annual risk assessment process and receives regular reports from our Senior Vice President of Enterprise Risk Management, including information relating to specific risks evaluated and managed by an internal risk committee that is comprised of senior operating management. Some of the specific key risks reviewed by the Committee in 2012 included the Company’s claims management and reinsurance processes, information technology security, crisis management, economic capital modeling and enterprise risk management. As necessary, the Enterprise Risk Oversight Committee coordinates its risk oversight function with other committees of the Board, specifically including the Audit Committee, Compensation Committee and Investment and Finance Committee. The Enterprise Risk Oversight Committee also presents a quarterly report, with recommendations as appropriate, for approval by the Board regarding risk oversight issues raised during the process. The Board discusses and acts, as necessary, on these findings pursuant to the Board’s responsibility for overseeing risk management at the Company.

Investment and Finance Committee

Our Investment and Finance Committee is currently comprised of Leslie S. Heisz (Chairperson), Judy C. Bozeman, Frank J. Bramanti, John N. Molbeck, Jr., J. Mikesell Thomas and Christopher J.B. Williams. The Investment and Finance Committee met nine times in 2012.

The Investment and Finance Committee is charged with establishing investment policies for us and our subsidiaries and directing the investment of our funds, and those of our subsidiaries, in accordance with those policies. In this regard, the Investment and Finance Committee oversees the investment management activities of our third-party investment managers and oversees our corporate financing activities.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is currently comprised of Thomas M. Hamilton (Chairperson), James C. Flagg and Leslie S. Heisz. The Nominating and Corporate Governance Committee met six times in 2012.

The Nominating and Corporate Governance Committee is charged with identifying and recommending to our Board individuals suitable to become members of the Board and overseeing the administration of our various policies related to corporate governance matters. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as independence for nominating committee members is defined in the listing standards of the NYSE.

Candidates for the Board

The Nominating and Corporate Governance Committee has established certain criteria as guidelines in considering nominations for the Board. The criteria include:

•

the candidate’s independence;

•

the candidate’s depth of business experience;

•

the candidate’s availability to serve;

•

the candidate’s integrity and personal and professional ethics;

•

the balance of the business experience on the Board as a whole; and

•

the need for specific expertise on the Board.

These criteria are not exhaustive, and the Nominating and Corporate Governance Committee and the Board may consider other qualifications and attributes that they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board. The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience. In order to ensure that the Board consists of members with a variety of perspectives and skills, the Nominating and Corporate Governance Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. The Committee evaluates potential nominees based on the contribution such nominee’s background, experiences, perspectives and skills could have upon the overall functioning of the Board in order to ensure that the Board as a whole reflects these diverse backgrounds, experiences, perspectives and skills. While neither the Board nor the Nominating and Corporate Governance Committee has a formal diversity policy, one of many factors that the Board and the Nominating and Governance Committee carefully considers is “diversity in personal background, race, gender, age and nationality” as described in the Corporate Governance Guidelines. In addition, the Board conducts an annual self-assessment to evaluate director performance, which also serves to gauge the Board’s effectiveness in achieving diversity of backgrounds, experiences and perspectives. The Board, through the Nominating and Corporate Governance Committee, has developed and maintains a director skills matrix to assist in the skills evaluation process.

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The Board of Directors believes that, based on the Nominating and Corporate Governance Committee’s knowledge of our Corporate Governance Guidelines and the needs and qualifications of the Board at any given time, the Nominating and Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded Board. In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. When identifying new candidates to serve on our Board, the Nominating and Corporate Governance Committee undertakes a process that will entail the solicitation of recommendations from any of our incumbent directors, our management or our stockholders. Following a review of the qualifications, experience and backgrounds of these candidates, the Nominating and Corporate Governance Committee will make its recommendation to the Board. In addition, the Nominating and Corporate Governance Committee has the authority under its charter to retain a search firm for this purpose.

Stockholder Recommendations

The charter of the Nominating and Corporate Governance Committee provides that the committee will consider proposals for nominees for director from stockholders. Stockholder nominations for director should be made in writing to HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040-6094, ATTN: Secretary. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders based on the criteria described above. Although the Nominating and Corporate Governance Committee will consider such candidates, the Board may ultimately determine not to nominate those candidates.

In order to recommend an individual as a candidate for nomination as a director at a meeting of stockholders, we require that a stockholder follow the procedures set forth in this section. In order to recommend a nominee for a director position, a stockholder must own shares at the time such stockholder gives notice of recommendation and must be entitled to vote for the election of directors at the meeting at which such nominee will be considered. Stockholder recommendations must be made pursuant to written notice delivered to our Secretary at the address set forth above:

•

in the case of a nomination for election at an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the date of our notice of annual meeting for the preceding year’s annual meeting; and

•

in the case of a special meeting at which directors are to be elected, no later than the close of business on the later of the 90th  day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by our Board of Directors to be elected at the special meeting.

In the event that the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting, the stockholder notice described above will be deemed timely if it is received no later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The stockholder’s notice must set forth, among other things, the following:

•

as to each person the stockholder proposes to nominate for election as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected; and

•

as to the nominating stockholder and the beneficial owner, if any, on whose behalf the nomination is made, such stockholder’s and beneficial owner’s name and address as they appear on our books, the class and number of shares that are owned beneficially and of record by such stockholder and such beneficial owner, a representation that the stockholder intends to appear in person or by proxy at such meeting to propose such nomination, and an affirmative statement of whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to a sufficient number of stockholders to elect such nominee or nominees.

In addition to complying with the foregoing procedures, any stockholder recommending a director candidate must also comply with all applicable requirements of the Exchange Act, including the rules and regulations under such Act.

Communications with the Board

The Corporate Governance Guidelines provide that our stockholders and other interested parties may communicate with one or more of our directors by sending their communications to: HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040-6094, ATTN: Secretary. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Certain Relationships and Related Party Transactions

We are not a party to any transaction with executive officers or directors that is required to be disclosed under Item 404(a) of Regulation S-K.

There are no family relationships among the executive officers and directors, and there are no arrangements or understandings between any Independent Director or any other person pursuant to which that Independent Director was selected as a director.

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Board Ratification of Related Transactions

Not less than annually, our Board undertakes the review and approval of all related-party transactions. This policy covers any transaction valued at greater than $120,000 between us or our subsidiaries and any of our executive officers, directors, nominees for director, holders of greater than five percent of our shares, and any of such parties’ immediate family members. Under our policy, covered transactions are to be reviewed by the disinterested members of our Board, who shall satisfy themselves that (i) all material facts with respect to the transaction have been disclosed to the Board for its consideration and (ii) that the transaction is fair to HCC. As a result of this review, approval of a transaction may be denied if the transaction is not fair to HCC or is otherwise a violation of our Code of Business Conduct and Ethics.

PROPOSAL NUMBER 2    ADVISORY VOTE ON EXECUTIVE COMPENSATION

HCC’s compensation program for Named Executive Officers is intended to (i) support the execution of our business strategy and long-term financial objectives, (ii) attract and retain a talented team of executives who will provide leadership for the Company’s success in dynamic, competitive markets and products, (iii) foster performance in the creation of long-term stockholder value and (iv) reward executives for contributions at a level reflecting our performance. Our Compensation Committee has designed our executive compensation program based on principles that reflect these objectives. These principles have contributed to the Company’s strong performance and rewarded executives based on this performance. See “Executive Compensation — Compensation Discussion and Analysis” for additional discussion.

The Company is presenting this proposal, commonly known as a “Say-on-Pay” proposal, which gives you, as a stockholder, the opportunity to endorse or not endorse the compensation of our Named Executive Officers through an advisory vote for or against the following resolution:

“Resolved, that the stockholders approve the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis and the related compensation tables (together with the accompanying narrative disclosure) in this Proxy Statement.”

The Board of Directors recommends that stockholders endorse the compensation program for our Named Executive Officers by voting FOR the above resolution. We believe that executive compensation for 2012 is reasonable and appropriate and, as discussed in the Compensation Discussion and Analysis (the “CD&A”) contained in this Proxy Statement, is justified by the performance of the Company. Our compensation programs are the result of a carefully considered approach and reflect advice received from the Compensation Committee’s independent compensation consultant.

In deciding how to vote on this proposal, the Board asks you to consider the following factors, many of which are more fully discussed in the CD&A:

Performance

The Company believes the compensation programs for the Named Executive Officers were instrumental in helping the Company achieve record financial performance in 2012. The Company’s book value per share increased by 11.6% to $35.10 during 2012. Our total value creation, as measured by total compounded annual return on tangible book value (including dividends), has significantly outperformed that of our peers over the prior one-, three-, five- and ten-year periods, as illustrated in the following table:

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Additionally, during 2012 our gross written premium, net written premium and return on average equity increased and we recorded net earnings of $391.2 million and record earnings per share of $3.83.

The Company returned $243.0 million to stockholders during 2012 as follows:

•

We paid quarterly dividends totaling $64.3 million in 2012. HCC has paid cash dividends for 68 consecutive quarters and increased its quarterly dividend in each of the last 16 years.

•

We returned $178.7 million to stockholders by repurchasing 5.6 million shares of our common stock under our previously-announced stock repurchase plan.

Compensation

The Company believes that its executive compensation programs, which include significant annual incentive awards and long-term equity awards, are designed to encourage our executive officers to achieve exemplary results and are strongly aligned with the long-term interests of our stockholders.

•

We emphasize pay for performance and structure our compensation programs to provide appropriate incentives to executives to drive business and financial results. Our Named Executive Officers received annual incentive awards based, in part, on Company performance relative to net earnings. The amount of these awards reflected our actual performance against this metric.

•

There is a positive correlation between the Company’s executive compensation and performance on both a relative and an absolute basis (see “Compensation Discussion and Analysis - Executive Summary” below).

•

Our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

•

Our compensation programs provide a level of compensation that is competitive with our peers (see “Compensation Discussion and Analysis - Executive Summary” below).

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Corporate Governance

The Company believes that its executive compensation program is aligned with good corporate governance.

•

We continue to have stock ownership guidelines with consequences if guidelines are not adhered to or are not met within the initial five-year time-frame.

•

We have adopted hold requirements on some stock-based awards that focus executives on the longer-term effect of decisions made and have a policy that prohibits the hedging of Company stock by directors and employees.

•

We have adopted a “clawback” policy that allows us to recoup certain incentive-based compensation from our executive officers in the event of a financial restatement.

•

In order to encourage our Named Executive Officers to focus on the best interests of stockholders, we have entered into employment agreements with each of our executive officers. The amount of each Named Executive Officer’s base salary is generally fixed, and does not increase, during the term of his employment agreement. These employment agreements also contain restrictive covenants relating to non-competition, non-solicitation and confidentiality, following a termination of employment.

2013 Executive Compensation Program

In March 2013, the Compensation Committee adopted a comprehensive, performance-based design for executive compensation. The redesigned program:

•

implements a robust process for determining the size of annual incentive awards;

•

provides a greater portion of total compensation in the form of annual equity awards;

•

provides an approximately 50/50 split between time-vesting and performance-vesting equity awards;

•

provides for greater predictability in executive compensation from year to year; and

•

continues to allocate a significant portion of total compensation to elements that align the interests of our executive officers with those of our stockholders.

CEO COMPENSATION MIX

HISTORICAL APPROACH*

Annualized Equity: 25%
6%
19%
20%
55%
Annual Cash: 75%
Base Salary
Annual Bonus (average annual payout)
Performance-Based Equity (average annual)
Time-Vested Equity (average annual)

POST-TRANSITION APPROACH**

Annual Equity: 50%
20%
20%
30%
30%
Annual Cash: 50%
Base Salary
Target Annual Incentive
Performance-Based Equity (annual grant)
Time-Vested Equity (annual grant)

* Historical approach reflects 2012 compensation as reported in summary compensation table.

** Post-transition approach reflects hypothetical compensation assuming target payouts under the 2013 executive compensation program.

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NEO COMPENSATION MIX

HISTORICAL APPROACH*

Annualized Equity: 25%
41%
21%
4%
34%
Annual Cash: 75%
Base Salary
Annual Bonus (average payout)
Performance-Based Equity (average annual)
Time-Vested Equity (average annual)

POST-TRANSITION APPROACH**

Annual Equity: 32%
14%
45%
18%
23%
Annual Cash: 68%
Base Salary
Target Annual Incentive
Performance-Based Equity (annual grant)
Time-Vested Equity (annual grant)

* Historical approach reflects 2012 compensation as reported in summary compensation table.

** Post-transition approach reflects hypothetical compensation assuming target payouts under the 2013 executive compensation program.

The new compensation program has the following attributes:

Element	Key Characteristics	Focus
Base Salary	• Fixed per terms of employment agreement with potential for increase based on merit or increased responsibilities	Annual Cash
Annual Incentive Award

•

Target opportunity expressed as a percent of salary

•

Maximum opportunity = 2x target (subject to a hard cap expressed as a percent of pretax income for the year)

•

Payout based upon Company and individual performance against pre-established goals

Time-vesting Restricted Stock	• Target annual grant expressed as a percent of salary • Shares vest 1/3 per year • Vesting based upon continued employment	Long-term Equity
Performance-vesting Restricted Stock

•

Target annual grant expressed as a percent of salary

•

Shares vest on 3rd anniversary of grant based on Company performance over a 3-year performance period

•

50% total shareholder return (“TSR”) vs. peer group

•

50% operating return on equity vs. internal goal

•

Payout can range from 0-200% of target award

For additional information on the new executive compensation program, see “Compensation Discussion and Analysis - 2013 Executive Compensation Program” below.

This “say-on-pay” vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act. As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for overseeing the design and administration of the Company’s executive compensation program, values the feedback received from stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

The Board of Directors unanimously recommends that stockholders vote “FOR” the approval of our executive compensation program

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PROPOSAL NUMBER 3    RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

Our Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm to examine our consolidated financial statements for the year ending December 31, 2013. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of PwC as our principal independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain PwC and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in our best interests and in the best interests of our stockholders.

PwC’s representatives are expected to be present at the 2013 Annual Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013

Fees Paid to PricewaterhouseCoopers LLP

Aggregate fees billed or estimated to be billed to the Company for the years ended December 31, 2012 and 2011 by our principal accounting firm PwC were as follows:

	Year Ended December 31,
	2012 ($)	2011 ($)
Audit Fees(1)	4,676,841	4,488,053
Audit-related Fees(2)	108,749	39,261
Tax Fees(3)	97,383	150,765
All Other Fees(4)	12,174	12,099
TOTAL FEES	4,895,147	4,690,178

(1)

For professional services rendered for the audit of our consolidated financial statements and statutory financial statements of our insurance company subsidiaries, actuarial certifications, review of our interim financial statements, review of our systems of internal control over financial reporting and other professional services related to SEC registration statements.

(2)

For agreed upon procedures related to the audit or review of our financial statements that were not reportable as Audit Fees, as well as advice with respect to statutory risk management programs and U.K. solvency regulations.

(3)

For professional fees related to the preparation of selected domestic and foreign tax returns, as well as advice with respect to domestic and international tax issues related to tax return compliance and the acquisition, disposition or reorganization of subsidiaries.

(4)

Primarily for licenses for electronic databases and training courses for our employees.

The services provided by PwC described in “Audit-related Fees,” “Tax Fees” and “All Other Fees” above, were approved by the Audit Committee according to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has determined the rendering of the above-mentioned non-audit services by PwC was compatible with maintaining our independent registered public accounting firm’s independence.

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Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy provides that our independent registered public accounting firm may provide only those services pre-approved by the Audit Committee or its designated subcommittee. The Audit Committee is required to pre-approve all auditing services and non-audit services that are provided to us. If the Audit Committee approves an audit service within the scope of the engagement of the independent registered public accounting firm, such audit service will be deemed to have been pre-approved.

Committee pre-approval is not required under the policies of the Audit Committee for non-audit services provided by the independent registered public accounting firm if (i) the aggregate amount of all such non-audit services provided to HCC constitutes not more than 5% of the total amount of fees paid by us to the independent registered public accounting firm during the year in which such non-audit services are provided, (ii) such non-audit services were not recognized by us at the time of the independent registered public accounting firm’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of non-audit services. However, the decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting. As of the record date, there had been no such delegation.

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PROPOSAL NUMBER 4    APPROVAL OF THE HCC INSURANCE HOLDINGS, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN

Our Board has unanimously approved the adoption of the HCC Insurance Holdings, Inc. 2013 Employee Stock Purchase Plan (the “ESPP”) for the benefit of eligible employees of the Company and its designated subsidiaries. The adoption of the ESPP by our Board is subject to the approval of our stockholders. In this proposal, we are asking our stockholders to approve the ESPP at the 2013 Annual Meeting.

Our Board believes that the Company’s interests are best advanced by aligning stockholder and employee interests. The ESPP is intended to provide the Company’s eligible employees with an opportunity to participate in the Company’s success by permitting them to acquire an ownership interest in the Company through periodic payroll deductions that will be applied towards the purchase of shares of our common stock at a discount from the market price.

The following description of the ESPP is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this proxy statement as Appendix A. References to “common stock” below mean the common stock, par value $1.00 per share, of the Company.

Description of the Employee Stock Purchase Plan

Purpose.  The purpose of the ESPP is to encourage ownership of our common stock by all eligible employees and to provide incentives for them to exert maximum efforts for the success of the Company. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code (the “Internal Revenue Code”). However, sub-plans that do not meet the requirements of Section 423 of the Internal Revenue Code may be established for the benefit of eligible employees of non-U.S. subsidiaries of the Company.

Eligibility.  Employees of the Company and its designated subsidiaries who are eighteen (18) years of age or older and who have been employed for at least thirty (30) days prior to the beginning of the applicable offering period are eligible to participate in the ESPP. Contract and temporary staff are not eligible to participant in the ESPP. As of April 1, 2013, approximately 1,780 employees would have been eligible to participate in the ESPP.

Administration, Amendment, Suspension and Termination.  The Compensation Committee administers the ESPP. Subject to the terms of the ESPP, the Compensation Committee has the plenary power to construe and interpret the ESPP. The Compensation Committee may establish, amend and revoke rules and regulations for its administration of the ESPP and may establish the terms under which common stock may be purchased under the ESPP. The Compensation Committee may also adopt rules or procedures relating to the operation of the ESPP to accommodate the specific requirements of local laws and procedures, and sub-plans applicable to particular subsidiaries or locations. The Compensation Committee may delegate administrative matters relating to the ESPP to the Company’s officers or employees.

The Compensation Committee may amend, suspend or terminate the ESPP at any time and for any reason, provided no such amendment may alter or impair, and no such suspension or termination may adversely affect, the participants’ rights and obligations with respect to purchase rights which are at the time outstanding under the ESPP, except with the participants’ consent or as necessary to comply with any laws or regulations, including the requirements of Section 423 of the Internal Revenue Code. In addition, as required by Section 423 of the Internal Revenue Code and NYSE listing requirements, certain material amendments must be approved by the Company’s stockholders.

Number of Shares of Common Stock Available under the ESPP.  Subject to adjustment as provided below, a maximum of 2,000,000 shares will be available for issuance pursuant to the ESPP. Shares issued under the ESPP may be unissued shares, treasury shares or shares bought in the market. In the event there is any change in the shares of the Company through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the Compensation Committee will make appropriate adjustments in the number of shares available for purchase under the ESPP, and the purchase price and the number of shares subject to any purchase rights which have not yet been exercised, and will take any further action that it determines in its discretion may be necessary or appropriate.

Enrollment and Contributions.  Eligible employees voluntarily elect whether or not to enroll in the ESPP. Unless and until the Compensation Committee determines otherwise, there will be consecutive offering periods of approximately six months, commencing on September 16 (or the first trading day following September 16 if it is not a trading day) and ending on March 15 (or the last trading day immediately preceding March 15 if it is not a trading day), and the next commencing on March 16 (or the first trading day immediately following March 16 if it is not a trading day) and ending on September 15 (or the last trading day immediately preceding September 15 if it is not a trading day). An employee may cancel his or her enrollment at any time, subject to the ESPP rules.

Employees contribute to the ESPP through payroll deductions. Participating employees may contribute, in whole percentage increments, not less than 1% and up to 15% of their base salary through after-tax payroll deductions. The Committee may establish different minimum and maximum permitted contribution percentages, or change the length of the offering periods or the number of shares purchasable in an offering period. After an offering period has begun, an employee may not increase or decrease his or her contribution percentage, subject to ESPP rules.

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Purchase of Shares.  On the last day of each offering period, each participating employee’s payroll deductions are used to purchase shares for the employee. Unless and until the Committee determines otherwise, the purchase price for the shares so purchased will be 85% of the market value of the Company’s common stock on either the first business day or the last day of the offering period, whichever is lower. In no event will the purchase price be less than the lower of (1) 85% of the market value of the Company’s common stock on the first business day of the offering period, or (2) 85% of the market value of the Company’s common stock on the last day of the offering period. Market value under the ESPP generally means the closing price of our common stock on the New York Stock Exchange (NYSE) for the day in question. As of April 1, 2013, the market value of our common stock was $41.91 per share. During any single year, no employee may purchase more than $25,000 of shares under the ESPP (based on market value on the applicable enrollment date(s)). Unless and until the Committee determines otherwise, a participant may not purchase more than 1,500 shares during any single offering period.

Termination of Participation.  Participation in the ESPP terminates when a participating employee’s employment with the Company and its designated subsidiaries ceases for any reason, the employee withdraws from the ESPP, or the ESPP is terminated or amended such that the employee no longer is eligible to participate.

New Plan Benefits.  The actual number of shares that may be purchased by any individual under the ESPP is not currently determinable because the number is determined, in part, based on future contribution elections of individual participants and the purchase price of the shares, which is not determined until the last day of each offering period.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to the purchase of shares under the ESPP are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such purchases. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country. In addition, if one or more sub-plans are established for employees of non-U.S. subsidiaries, the tax rules may be different than discussed below.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Internal Revenue Code, as amended. Under these provisions, no income generally will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years after the first day of the applicable offering period in which such shares were acquired and more than one year after the applicable date of purchase, the participant will recognize ordinary income equal to the lesser of (1) the excess of the market value of the shares at the time of such sale or disposition over the purchase price, or (2) an amount equal to 15% of the market value of the shares as of the first day of the applicable offering period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a “disqualifying disposition”), the participant will recognize ordinary income equal to the excess of (1) the market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss, which will be long-term if the shares are held for more than one year. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.

The Board of Directors unanimously recommends that stockholders vote “FOR” approval of the 2013 Employee Stock Purchase Plan

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PROPOSAL NUMBER 5    RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE HCC INSURANCE HOLDINGS, INC. 2008 FLEXIBLE INCENTIVE PLAN

In 2008, the Board adopted, and the stockholders of the Company approved, our 2008 Flexible Incentive Plan (as amended to date, the “2008 FIP”). The purpose of the 2008 FIP is to enable us to attract, motivate and retain highly talented employees, non-employee directors, consultants and other service providers by enabling us to make awards that recognize the creation of long-term value for our stockholders and promote the continued growth and success of our Company.

Section 162(m) of the Internal Revenue Code requires that the 2008 FIP be re-approved by stockholders every five years in order to allow awards under the 2008 FIP to continue to be structured in a manner intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Stockholders are being asked only to re-approve the material terms of the performance goals under the 2008 FIP. These terms are the same as those that the stockholders previously approved in 2008. Stockholders are not being asked to approve any amendment to the 2008 FIP or to approve the 2008 FIP itself. In particular, this approval of this proposal would not increase the number of shares available for issuance under the 2008 FIP.

If our stockholders do not approve the material terms of the performance goals under the 2008 FIP, some or all of the value of certain future awards that are based on the achievement of one or more performance goals will not be deductible under the Internal Revenue Code as a result of the limitations imposed under Internal Revenue Code Section 162(m).

The 2008 FIP is designed to allow for the grant of awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Internal Revenue Code Section 162(m). The Board believes that it is in the best interests of the Company and its stockholders to continue to maintain a stock incentive plan under which awards to executive officers may qualify as deductible for federal income tax purposes. Generally, under Section 162(m), the federal income tax deductibility of compensation paid to our Chief Executive Officer and each of the next three most highly compensated executive officers (other than our Chief Financial Officer) may be limited to the extent that it exceeds $1,000,000 in any one year. We can deduct compensation in excess of that amount if the excess compensation qualifies as “performance-based compensation” under Section 162(m).

One of the requirements of “performance-based compensation” is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by our stockholders. In addition, as applied to the 2008 FIP, Section 162(m) provides that we must, no later than the first stockholders meeting that occurs in the fifth year following the year in which prior stockholder approval was obtained, disclose the material terms of the performance goals to our stockholders for re-approval. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal may be based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to awards under the 2008 FIP, each of these aspects is discussed below, and stockholder approval of this proposal is intended to constitute approval of each of these aspects of the 2008 FIP for purposes of the approval requirements of Section 162(m).

The following description of the 2008 FIP is a summary of its principal provisions and is qualified in its entirety by reference to the 2008 FIP, a copy of which is appended to this proxy statement as Appendix B.

Description of the 2008 FIP

As stated above, the purpose of the 2008 FIP is to enable us to attract, motivate and retain highly talented employees, non-employee directors, consultants and other service providers by enabling us to make awards that recognize the creation of long-term value for our stockholders and promote the continued growth and success of our Company. To accomplish this purpose, the 2008 FIP provides for the granting to eligible persons of various types of awards as described below. Our Board deems the 2008 FIP to be in the best interests of our Company.

Eligibility . Eligibility for participation in the 2008 FIP is confined to employees, non-employee directors, consultants and other service providers of the Company and its subsidiaries, as determined by our Compensation Committee in its sole discretion. As of April 1, 2013, approximately 1,890 employees, 9 non-employee directors, 0 consultants and 0 other service providers were eligible to participate in the 2008 FIP.

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Available Shares . Subject to adjustment in connection with changes in the Company’s capitalization, the aggregate number of shares of our common stock that may be issued under the 2008 FIP is 4,000,000 shares, plus the remainder of the shares that were available under our 2001 Flexible Incentive Plan and our 2004 Flexible Incentive Plan as of May 14, 2008 (“Former Plan Shares”). Shares relating to awards granted under the 2001 and 2004 Flexible Incentive Plans prior to May 14, 2008 that expire unexercised; are forfeited, are canceled, or are surrendered; or are settled without the delivery of shares shall also be available (“Restored Shares”). Of these available shares, no more than 2,000,000 plus the number of Former Plan Shares and the number of any Restored Shares that were originally granted as Full Value Awards (hereinafter defined) may be used for grants of restricted stock, or, to the extent they are settled in common stock, grants of performance shares, dividend equivalent rights or other awards (other than stock options and stock appreciation rights) (“Full Value Awards”). Shares issued under the 2008 FIP may be either authorized and unissued common stock or common stock held in or acquired as treasury shares. Generally, any shares of common stock subject to a stock option or stock appreciation right (SAR) that are not issued prior to the expiration of such awards, or any restricted stock or performance shares that are forfeited, as well as shares subject to an award that is cancelled or not settled in shares, will again be available for award under the 2008 FIP. In the event that shares of common stock are delivered to us in payment of the exercise price with respect to any stock option or other award granted under the 2008 Plan, the number of shares available for future awards under the 2008 Plan will be reduced by the full number of shares issuable upon exercise of the option or other award. Each stock appreciation right that may be settled in shares is counted as one share subject to an award (regardless of the number of shares issued upon exercise of the award).

Internal Revenue Code Limits . Of the shares available for issuance under the 2008 FIP, one hundred percent may be, but are not required to be, issued pursuant to incentive stock options. The maximum number of shares with respect to which stock options or SARs may be granted (regardless of when vested or settled) to any one participant during any calendar year may not exceed one hundred percent of the shares available for issuance the 2008 FIP as of the beginning of such calendar year. Shares subject to a stock option or SAR that is cancelled shall not again be available under the 2008 FIP for purposes of applying this limitation to the participant whose award was cancelled and for such other purposes, if any, as are required to comply with the qualified performance-based compensation exception under Internal Revenue Code Section 162(m). The maximum number of shares with respect to which share denominated awards other than stock options and SARs (including restricted stock and share denominated performance awards or other awards whether settled in shares or cash) may be granted (regardless of when vested or settled) to any one participant during any calendar year may not exceed one hundred percent of the shares available for issuance under the 2008 FIP as of the beginning of such calendar year. If an award is not determined by reference to shares, the maximum amount of compensation payable with respect to the award to any participant during any calendar year may not exceed one percent of the Company’s pretax income (as defined in the 2008 FIP).

Types of Awards . The 2008 FIP provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) SARs, either in tandem with stock options or freestanding; (3) restricted stock awards; (4) performance awards (including restricted stock units, performance shares and performance units); (5) dividend equivalent rights; and (6) other cash or stock-based awards. Each of these types of awards is described in greater detail in the 2008 FIP. Awards may be granted singly, in combination or in tandem, as determined by the Compensation Committee.

Pricing and Term of Stock Options and Stock Appreciation Rights . The maximum term of a stock option or SAR granted under the 2008 FIP is ten years. The 2008 FIP provides that the exercise price of any stock option or SAR granted under the 2008 SIP shall not be less than the greater of the par value of the shares (in the case of stock options) or 100% of the Fair Market Value (as defined in the 2008 FIP) on the date of grant. The 2008 FIP does not permit the exercise price of a stock option or SAR to be adjusted or amended following the issuance of such stock option or SAR except for adjustments required in connection with stock splits, stock dividends, recapitalizations and similar reorganizations and certain amendments permitted by the 2008 FIP.

Internal Revenue Code Section 162(m) Performance Measures . Awards may, but need not, include performance measures that are intended to satisfy Internal Revenue Code Section 162(m). To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), performance measures will be based on an objective formula or standard consisting of one or more of the following (which may relate to the company or one or more business units, divisions or subsidiaries and which may be adjusted in accordance with the 2008 FIP): earnings, earnings per share (EPS), consolidated pretax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets (RONA), return on capital, return on invested capital (ROIC), total stockholder return, profit, economic profit, operating profit, capitalized economic profit, net operating profit after tax (NOPAT), net profit before taxes, pretax profit, cash flow measures, cash flow return, sales, comparable division or product sales, stock price (and stock price appreciation, either in absolute terms or in relationship to the appreciation among members of a peer group determined by the Compensation Committee), market share, expenses, strategic milestones, or goals related to acquisitions or divestitures. The amount granted, vested, or paid after the completion of a performance period may not vary from the pre-established amount based on the level of achievement; provided, however, that the Compensation Committee shall retain the discretion to adjust downward (but not upward) the actual grant, vesting, and/or payout with respect to an award.

The performance measures established by the Compensation Committee for any award period may be expressed in terms of attaining a specified level of the performance objective or the attainment of a percentage increase or decrease in the particular objective, and may involve comparisons with respect to historical results of the Company and its subsidiaries and/or operating groups or segments thereof, all as the Compensation Committee deems appropriate. The performance measures established by the Compensation Committee for any award period may be applied to the performance of the Company relative to a market index, a peer group of other companies or a combination thereof, all as determined by the Compensation Committee for such award period.

Performance goals shall not be changed following their establishment; provided, however, that the Compensation Committee shall have the authority to adjust the performance goals and objectives during an award period for such reasons as it deems equitable to the extent permitted while still satisfying the requirements for qualified performance-based compensation under Internal Revenue Code Section 162(m). Specifically, to the extent permitted under Section 162(m), the Compensation Committee is authorized to make adjustments in the method of calculating attainment of performance goals and objectives for an award period as follows: (a) to exclude the dilutive effects of acquisitions or joint ventures; (b) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of an award period following such divestiture; (c) to exclude restructuring and/or other nonrecurring charges; (d) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (e) to exclude the effects of changes to generally accepted accounting principles (or standards) required by the Financial Accounting Standards Board; (f) to exclude the effects to any statutory adjustments to corporate tax rates; (g) to exclude the impact of any “extraordinary items” as determined under generally accepted accounting principles; (h) to exclude the effect of any change in the outstanding shares of common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; and (i) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

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Administration of the 2008 FIP . The Compensation Committee administers the 2008 FIP and has broad powers under the 2008 FIP to, among other things, administer and interpret the 2008 FIP and related award agreements, establish guidelines for the plan’s operation, select persons to whom awards are to be made under the 2008 FIP, determine the types, sizes and combinations of awards to be granted under the 2008 FIP, and determine other terms and conditions of an award. The Compensation Committee may delegate the authority to perform specified functions under the 2008 FIP provided that the Compensation Committee may not delegate the authority to grant awards. In addition, except as set forth below under “Amendment and Termination” or as otherwise provided in the 2008 FIP, the Compensation Committee also has the power to modify or waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. The Committee may also determine whether, and to what extent and under what conditions to provide loans to eligible participants in connection with the exercise of awards (subject to applicable law).

Payment for Awards . The purchase price of any shares of our common stock purchased pursuant to the exercise of an award granted under the 2008 FIP is payable in full on the exercise date in cash, by check, by surrender of shares of common stock registered in the name of the participant, by delivery of such other lawful consideration as the Compensation Committee may determine, or by a combination of the foregoing. Any such shares so surrendered shall be deemed to have a value per share equal to the market value of a share of common stock on such date.

Amendment and Termination . The Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the 2008 FIP or suspend or terminate it entirely, retroactively or otherwise; provided, however, that unless otherwise required by law or specifically provided in the 2008 FIP, the rights of the participant with respect to options or other awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participant; and, provided further, that without the approval of our shareholders, no amendment may be made that would constitute a “material revision” of the 2008 FIP as contemplated by the NYSE listing requirements. Also, in order for options to be considered incentive stock options and for certain awards to constitute qualified “performance-based compensation,” the Internal Revenue Code requires stockholder approval of certain amendments, including the number of shares subject to the 2008 FIP, the performance measures described above, and eligible participants in the 2008 FIP.

No award or grant may be made under the 2008 FIP on or after May 13, 2018 (the tenth anniversary of the effective date of the 2008 FIP) or the tenth anniversary of the date of any subsequent shareholder approval of an amended and restated plan. The 2008 FIP is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Internal Revenue Code.

Certain U.S. Federal Income Tax Consequences

The following discussion is intended only as a brief summary of the federal income tax rules relevant to the 2008 FIP, as based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, grantees should consult their personal tax advisors with respect to tax consequences. Moreover, the following summary relates only to grantees’ United States federal income tax treatment. The State, local and foreign tax consequences may be substantially different. Certain 2008 FIP participants are residents of foreign countries.

Non-Qualified Options . There are no federal income tax consequences to either us or the grantee upon the grant of a non-qualified option. However, the grantee will realize ordinary income upon the exercise of a non-qualified option in an amount equal to the excess of the market value of the stock acquired upon exercise over the option exercise price, and we will receive a corresponding tax deduction. Any gain is taxed in the same manner as ordinary income in the year the option is exercised. Any gain realized upon a subsequent disposition of the stock will constitute either a short-term or long-term capital gain to the grantee, depending on how long the stock is held.

Incentive Options . There are no federal income tax consequences to either us or the grantee upon the grant or exercise of an incentive option. If the grantee does not dispose of the stock acquired through exercise of an incentive option within two years of the date of grant or one year of the date of exercise, any gain realized from a subsequent disposition would constitute long-term capital gain to the grantee. If the grantee disposes of the stock prior to the expiration of either of those holding periods, any gain based on the lesser of (a) the market value of the stock on the date of exercise and (b) the amount realized on the disposition of the stock if a sale or exchange, over the exercise price would constitute ordinary income to the grantee. Any additional gain realized upon the disposition would be taxable either as a short-term capital gain or long-term capital gain, depending upon how long the grantee held the stock. We would receive a deduction in the amount of any ordinary income recognized by the grantee.

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SARs . No taxable income is recognized by a grantee upon the grant of a SAR. Upon the exercise or settlement of a SAR, the grantee will recognize as ordinary income the cash received, plus the market value of any stock acquired, in settlement of the SAR, less any amount required to be paid for the SAR. We will receive a federal income tax deduction equal to the amount of ordinary income realized by the grantee.

Restricted Stock . With respect to the grant of restricted stock under the 2008 FIP, the grantee will realize compensation income in an amount equal to the market value of the stock, less any amount paid for the stock, at the time when the grantee’s rights to the stock are no longer subject to a substantial risk of forfeiture, unless the grantee elects, pursuant to a special election provided in the Internal Revenue Code, to be taxed on the stock at the time it is granted. Accordingly, if the grantee does not make a special tax election, the restricted stock awards will not be taxable to the grantee as long as the shares of stock remain nontransferable and subject to a substantial risk of forfeiture. When these transferability restrictions and/or forfeiture risks lapse or are removed, the grantee will recognize as ordinary income the market value of the stock, less any amounts paid to acquire the stock. We will receive a federal income tax deduction equal to the amount of ordinary income realized by the grantee, subject to any applicable limitations under Internal Code Section 162(m).

Restricted Stock Units . A grantee will not recognize taxable income at the time of the grant of a restricted stock unit, and the company will not be entitled to a tax deduction at such time. When the grantee receives shares pursuant to a restricted stock unit, the federal income tax consequences applicable to restricted stock awards, described above, will apply.

Performance Awards . A grantee generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the grantee receives or has the right to receive payment of cash or shares of stock under the performance award, the cash amount or the market value of the shares of stock will be ordinary income to the grantee, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).

Payment of Taxes . Grantees are required to pay tax due upon exercise of a non-qualified option, exercise of a SAR, a lapse of restrictions on restricted stock, delivery of shares under a restricted stock unit or other recognition event. Unless provided otherwise by the Compensation Committee, tax obligations may be satisfied by selling or forfeiting a portion of the shares of stock that would be realized from such exercise, vesting or other recognition event. Shares utilized to satisfy any withholding requirement will not again be available for issuance under the 2008 FIP.

Internal Revenue Code Section 162(m) . Internal Revenue Code Section 162(m) denies a deduction by the company for certain compensation in excess of $1,000,000 per year paid to the chief executive officer or any of the three most highly compensated executive officers other than the chief executive officer and the chief financial officer. Compensation realized with respect to stock options and SARs, including upon exercise of a SAR or a non-qualified option or upon a disqualifying disposition of an incentive option may be excluded from this deduction limit if it satisfies certain requirements, including a requirement that the 2008 FIP be approved by our stockholders. In addition, other awards under the 2008 FIP may be excluded from this deduction limit if they are conditioned on the achievement of one or more performance measures (see “Internal Revenue Code Section 162(m) Performance Measures” above) that have been approved by our stockholders. Approval of this Proposal by our stockholders at the 2013 Annual Meeting will constitute approval of these performance measures. The rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the 2008 FIP will be deductible under all circumstances.

New Plan Benefits

The benefits that will be awarded or paid under the 2008 FIP cannot currently be determined. Awards granted under the 2008 FIP are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. As of April 1, 2013, the closing price of a share of the Company’s common stock was $41.91.

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Existing Plan Benefits

Pursuant to SEC rules, the following table sets forth information with respect to the number of shares subject to options granted through April 1, 2013 under the 2008 FIP that count against the 2008 FIP’s maximum share authorization. These share numbers do not take into account the effect of options that have been canceled or expired unexercised.

Number of Shares Covered by Options
Christopher J.B. Williams	—
John N. Molbeck, Jr.	—
Brad T. Irick	50,000
William N. Burke	100,00
Barry J. Cook	100,00
Craig J. Kelbel	—
All current executive officers as a group	475,000
All non-employee directors as a group	—
All employees as a group (excluding executive officers)	1,966,000

The Board of Directors unanimously recommends that stockholders vote “FOR” re-approval of the material terms of the performance goals of the 2008 Flexible Incentive Plan

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Our executive compensation program is intended to (i) support the execution of our business strategy and long-term financial objectives, (ii) attract and retain a talented team of executives who will provide leadership for the Company’s success in dynamic, competitive markets and products, (iii) foster performance in the creation of long-term stockholder value and (iv) reward executives for contributions at a level reflecting our performance. Our Compensation Committee has designed our executive compensation program based on principles that reflect these objectives. These principles have contributed to the Company’s strong performance and rewarded executives based on this performance. See pages 13-14 for additional information on the Company’s financial performance in 2012.

Pay for Performance

The Company’s executive compensation programs, which include significant annual incentive awards and long-term equity awards, are designed to encourage our executive officers to achieve exemplary results and are strongly aligned with the long-term interests of our stockholders. We emphasize pay for performance and structure our compensation programs to provide appropriate incentives to executives to drive business and financial results. Our Named Executive Officers received annual incentive awards based, in part, on Company performance relative to net earnings. The amount of these awards reflected our actual performance on these metrics. In addition, there is a positive correlation between the Company’s executive compensation and performance on both a relative and an absolute basis.

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For purposes of the relative degree of alignment chart, realizable CEO compensation consisted of 3 years of base salary, plus 3 years of actual bonus, plus 3 years of value realized from the exercise of options and/or the vesting of stock, plus the 3 year change in the value of unexercised options and time-vesting stock.

The Company also believes that its executive compensation program is aligned with good corporate governance:

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We continue to have stock ownership guidelines with consequences if guidelines are not adhered to or are not met within the initial five-year time-frame.

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We have adopted hold requirements on certain stock-based awards that focus executives on the longer-term effect of decisions made and have a policy that prohibits the hedging of Company stock by directors and employees.

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We have adopted a “clawback” policy that allows us to recoup certain incentive-based compensation (including annual incentive and equity awards) from our executive officers in the event of a financial restatement.

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In order to encourage our Named Executive Officers to focus on the best interests of stockholders, we have entered into employment agreements with each of our executive officers. The amount of each Named Executive Officer’s base salary is generally fixed, and does not increase, during the term of his employment agreement. These employment agreements also contain restrictive covenants relating to non-competition, non-solicitation and confidentiality, following a termination of employment.

This Compensation Discussion and Analysis further explains the philosophy underlying our compensation strategy and the fundamental elements of compensation paid to our Chief Executive Officer, Chief Financial Officer, and other executives named in the 2012 Summary Compensation Table (the “Named Executive Officers” or “NEOs”). Specifically, this Compensation Discussion and Analysis addresses the following:

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Objectives of our compensation programs;

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Elements of compensation provided to the Named Executive Officers;

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How we determine each element of compensation and why we pay each element;

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How we determine executive officer compensation; and

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Other important compensation policies affecting the Named Executive Officers.

In determining compensation, the Compensation Committee receives input from management and its independent compensation consultant, and considers competitive practices, our business objectives, stockholder interests, regulatory requirements and other relevant factors. The Compensation Committee then reviews, modifies and approves, as appropriate, our executive compensation program in an effort to provide compensation for our executive officers that is (i) competitive, (ii) rewards the officers for success in achieving Company goals, and (iii) aligns the interests of our officers with the long-term interests of our stockholders.

Response to 2012 Say-On-Pay Vote

The Compensation Committee monitors the results of the “Say-on-Pay” vote and considers those results along with the factors listed above in determining compensation policies. Although a substantial majority (over 95%) of our stockholders ultimately approved the compensation program described in our 2012 proxy statement, certain large stockholders voiced concern that our compensation program (i) did not clearly communicate our practice of paying for performance, (ii) did not sufficiently align the long-term interests of our executive officers with those of the Company, and (iii) resulted in unpredictable compensation from year to year. During 2012, we engaged in a discussion with those stockholders to better understand and respond to their concerns. As a result of those discussions and a comprehensive review performed by the Compensation Committee’s compensation consultant (described under “Peer Groups” below), our Compensation Committee evaluated our executive compensation program and adopted a revised compensation program for 2013.

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Objectives of Our Compensation Programs

Our compensation programs are shaped by our underlying business philosophy, which is to generate consistent, industry-leading combined ratios. As a result, our primary objective is to maximize net earnings and grow book value per share. In our ongoing operations, we will continue to:

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offer a diverse range of insurance products in non-correlated lines of business that generate consistent underwriting profit regardless of market cycles;

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emphasize the underwriting of lines of business in which we anticipate we will earn underwriting profits (based on various factors, including premium rates, the availability and cost of reinsurance, policy terms and conditions, and general market conditions);

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limit our insurance companies’ aggregate net loss exposure from a catastrophic loss through prudent underwriting, the use of reinsurance for those lines of business exposed to such losses, and diversification into lines of business not exposed to such losses; and

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consider the potential acquisition of specialty insurance operations.

With the goal of assisting in achieving the foregoing business strategy, our Compensation Committee designs our compensation programs to:

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recruit and retain top executive officers who are experienced, highly qualified individuals that can make significant contributions to our success;

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motivate executive officers to ensure exceptional performance and desired financial results and reward such performance;

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provide an opportunity for executives to develop a significant ownership stake in our Company; and

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align the executive officers’ interests with the long-term interests of our stockholders.

Our compensation programs are designed to reward executive officers for achieving our business strategy on both a short-term and long-term basis. In addition, we reward qualities that we believe help further our strategy, including:

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individual performance in light of general economic and industry conditions;

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individual performance that supports our core values;

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teamwork;

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resourcefulness;

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the ability to manage our business;

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level of job responsibility; and

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tenure with our Company.

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Elements of Our Compensation Programs

We have determined that our Company’s and our stockholders’ interests are best served by entering into multi-year employment agreements with the Named Executive Officers. Such agreements are the result of arms’ length negotiations between the Named Executive Officer and the Compensation Committee. We believe that such multi-year employment arrangements benefit us and our stockholders by permitting us to attract and retain executive officers with demonstrated leadership abilities and to secure the services of such executive officers over an extended period of time. In addition, multi-year employment agreements align executive interests with the long-term interests of HCC and serve our recruitment and retention goals by providing executive officers with security based on the knowledge of how they will be compensated over the term of the agreement, while at the same time providing the Company with significant protections regarding non-competition, non-solicitation of business and employees, and confidential business information. A summary of the principal terms of these employment agreements is included below under the caption “Employment Agreements and Potential Payments Upon Certain Events.”

In determining the compensation of our Named Executive Officers, we utilize the following compensation elements, which we believe support our compensation objectives:

Compensation Element	Description	Compensation Objectives
		Recruit and Retain	Reward Performance	Develop Stock Ownership	Align with Stockholders
Base Salary	• Fixed level of compensation
Annual Incentive Awards	• Performance-based cash incentive plan • Rewards Company and individual performance
Time-Vesting Restricted Stock	• Long-term equity award • Generally 4-year vesting
Performance-Vesting Restricted Stock	• Long-term equity award • Rewards Company performance • Measures growth rate of book value compared to peers
Stock Options	• Variable equity award • Rewards Company performance above a threshold
Nonqualified Deferred Compensation	• Deferred until separation from Company
Health, Welfare & Retirement Plans	• HCC 401(k) Savings Plan
Perquisites	• Life insurance premiums • Relocation expenses
Change of Control Arrangements

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2013 Executive Compensation Program

In response to concerns expressed by certain stockholders, the Compensation Committee approved a redesigned executive compensation program (the “Executive Compensation Program”) for 2013 to (i) provide a more predictable and transparent structure for executive compensation, (ii) provide a greater percentage of an executive officer’s compensation through grants of equity, and (iii) continue to attract, retain and motivate executive officers. The Executive Compensation Program consists of the following elements:

Base Salary

An executive officer’s base salary is set in accordance with the terms of his or her employment agreement and generally does not vary during the term of such agreement.

Annual Incentive Award

An executive officer’s target annual incentive award is determined at the beginning of the year and expressed as a percentage of his or her base salary. The actual annual incentive award may vary between 0% and 200% of the target award based (i) 70% upon the Company’s achievement of certain pre-established financial performance measures and (ii) 30% upon the executive officer’s achievement of pre-established individual goals. Performance with respect to each goal is graded as follows:

Performance Level	Grade	% of Target Earned
Unacceptable	0	0%
Threshold	1	50%
Meets Expectations	2	100%
Exceeds Expectations	3	150%
Outstanding	4	200%

The weighted average of all grades results in an actual award of between 0% and 200% of the target award. No annual incentive awards will be granted in a given year if the Company’s pretax income for such year is less than 50% of the Company’s pretax income for the preceding year. In no case will an executive officer’s annual incentive award exceed the percentage of the Company’s pretax income designated by the Compensation Committee when the target award is established.

The Compensation Committee established target awards for 2013 annual incentive awards to the following NEOs under the Executive Compensation Program, as follows:

Named Executive Officer	2013 Annual Incentive Award Target (% of Base Salary)	2013 Annual Incentive Award Maximum (% of pretax income)
Christopher J.B. Williams	300%	1.00%
Brad T. Irick	80%	0.25%
William N. Burke	80%	0.50%
Barry J. Cook	80%	0.25%
Craig J. Kelbel	80%	0.30%

The actual amount paid as an annual incentive award for 2013 may differ from the 2013 target award and will reflect the Company’s performance with respect to operating return on equity, net investment income and GAAP combined ratio, as well as an executive officer’s achievement of his or her individual goals.

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Annual Equity Award

An executive officer will be eligible to receive an annual grant of time-vesting restricted stock and performance-vesting restricted stock in an amount determined at the beginning of the year and expressed as a percentage of his or her base salary. Time-vesting restricted stock will vest, assuming continued employment, ratably over a 3-year period beginning on the grant date. Performance-vesting restricted stock will vest, assuming continued employment, on the third anniversary of the grant date based (i) 50% upon the Company’s achievement of specified levels of operating return on equity over a 3-year performance period beginning on January 1 of the grant year and (ii) 50% upon the Company’s total shareholder return as compared to our peer companies over the same 3-year performance period.

Because the Company has historically awarded equity on an ad-hoc basis for merit or promotion and not on an annual basis, recent awards of equity will be considered when determining the value of annual equity awards. An executive officer who received an equity award in 2011 will have his or her 2013 annual equity award reduced by approximately 1/3 of the value of the 2011 award. An executive officer who received an equity award in 2012 will have his or her 2013 and 2014 annual equity awards reduced by approximately 1/3 of the value of the 2012 award.

The Compensation Committee approved annual equity awards to NEOs of time-vesting restricted stock and performance-vesting restricted stock under the Executive Compensation Program, as follows:

Named Executive Officer	Time-Vesting Restricted Stock		Performance-Vesting Restricted Stock
	(% of Base Salary)	(# of Shares)	(% of Base Salary)	(# of Shares)
Brad T. Irick	—	—	20%	2,676
William N. Burke	—	—	20%	4,865

Mr. Williams did not receive an award because of the Company’s agreement (as set forth in the Company’s additional proxy soliciting materials filed with the SEC on May 15, 2012) not to award Mr. Williams any additional equity prior to the end of 2013. Mr. Irick and Mr. Burke did not receive an award of time-vesting restricted stock and Mr. Cook did not receive an award of time-vesting or performance-vesting restricted stock because of significant equity awards received by each in 2012. Mr. Kelbel did not receive an award because the vesting period for any award would extend beyond the January 31, 2015 expiration of Mr. Kelbel’s current employment agreement, at which time it is anticipated that he will retire.

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Process for Determining Executive Officer Compensation in 2012

Role of the Compensation Committee

The Compensation Committee is composed of Independent Directors and is responsible for reviewing, approving, and monitoring compensation policies and programs that are consistent with the Company’s business strategy and aligned with stockholders’ interest. Specifically, the Compensation Committee is responsible for:

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reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and other executive officers;

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reviewing and approving the performance and compensation of the CEO;

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reviewing and approving annual incentive awards to executive officers; and

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reviewing and approving equity-based compensation plans and grants of all awards under such plans.

Under our current policy, the Compensation Committee also approves the terms of each Named Executive Officer’s employment agreement and any modifications that are necessary from time to time.

Role of Management

The Compensation Committee regularly meets with the CEO to receive reports and recommendations regarding the compensation of our executive officers other than the CEO. In particular, the CEO recommends to the Compensation Committee annual base salaries, annual incentive awards and long-term equity grants for the Named Executive Officers other than himself. The Compensation Committee then evaluates each executive officer, determines whether the CEO will receive any annual base salary increase, sets performance criteria for annual incentive bonuses, and makes long-term equity grants, if any. As part of its evaluation process, the Compensation Committee considers the Company’s performance (including performance relative to peers), internal equity and consistency, the executive officer’s individual performance over the prior year, changes in responsibilities, and future potential as well as data available from objective, professionally-conducted market studies obtained from a range of industry and general market sources. Although the Compensation Committee considers the CEO’s recommendations, the final decisions regarding base salary, annual incentive awards and equity awards are made by the Compensation Committee.

Role of the Compensation Consultant

The Compensation Committee has retained Pearl Meyer & Partners (“Pearl Meyer”) as its outside compensation consultant to advise it in connection with executive compensation matters. A consultant from Pearl Meyer regularly attends meetings of the Compensation Committee and reports directly and exclusively to the Compensation Committee on matters relating to compensation for the Company’s Named Executive Officers. During 2012, the Compensation Committee requested that Pearl Meyer:

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review and provide a competitive assessment of the Company’s compensation plan design;

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provide market data, historical compensation information, competitive practice information and recommendations regarding appropriate peer groups, compensation trends and strategy, and governance developments; and

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provide analysis of data relating to CEO pay for performance.

During 2012, Pearl Meyer provided no services to the Company other than those provided to the Compensation Committee. The Compensation Committee reviewed all factors relevant to Pearl Meyer’s independence, including:

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The provision of services to the Company by Pearl Meyer other than those requested by the Compensation Committee;

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The amount of fees received by Pearl Meyer from the Company as a percentage of Pearl Meyer’s total revenue;

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The policies and procedures adopted by Pearl Meyer that are designed to prevent conflicts of interest;

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Any business or personal relationship between Pearl Meyer and a member of the Compensation Committee;

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Any stock of the Company owned by Pearl Meyer; and

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Any business or personal relationship between Pearl Meyer and an executive officer of the Company.

As a result of such evaluation, and a certification from Pearl Meyer regarding its independence, the Compensation Committee determined that Pearl Meyer is independent.

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Peer Groups

In determining the compensation of our Named Executive Officers, the Compensation Committee strives to provide a competitive pay opportunity. While the Compensation Committee does not set target compensation for our Named Executive Officers by formal reference to benchmarking surveys, it does regularly refer to benchmarking surveys in order to ensure that our compensation is generally competitive with that of our peers. Our peer group for 2012 consisted of the following companies:

Name	Ticker	Name	Ticker
American Financial Group	AFG	Old Republic International Corporation	ORI
Argo Group International Holdings, Ltd.	AGII	RLI Corp.	RLI
The Chubb Corporation	CB	The Travelers Companies, Inc.	TRV
Markel Corporation	MKL	W.R. Berkley Corporation	WRB
Navigators Group, Inc.	NAVG

These companies were selected on the basis that they have significant specialty insurance operations and compete with the Company for talent, stockholders’ investments and in the marketplace for business.

During 2012, Pearl Meyer performed a comprehensive review of the compensation of our Named Executive Officers. The results of Pearl Meyer’s review indicated that (i) total direct compensation for our Named Executive Officers fell just above the 50th percentile among our peers, (ii) our CEO’s pay was well aligned with the Company’s performance over the past 1-year and 3-year periods, (iii) the use of discretion in the determination of CEO annual incentive compensation is consistent with the majority of our peers, and (iv) our compensation program is more heavily weighted towards cash compensation than our peer group average.

Component of Pay	Competitive Posture 2012 (Percentile of Market)
	CEO	All Executive Officers
Cash Compensation
Base Salary	50th	73rd
Total Cash Compensation (base salary + annual incentive award)	85th	79th
Long-Term Incentives(1)	30th	29th
TOTAL DIRECT COMPENSATION	63rd	58th
(1) Based on average annual grant value over last 3 years

2012 ACTUAL TOTAL DIRECT COMPENSATION VS. MARKET
(IN THOUSANDS)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
75th Percentile
50th Percentile
25th Percentile
HCC 2012
$8,614
$4,033
$3,537
$1,866
$11,409
$7,833
$4,085
$2,102
$2,180
$1,661
$1,358
$860
$5,130
$2,628
$1,995
$1,526
$2,614
$2,550
$1,673
$971
$2,555
$2,120
$1,657
$929
Mr. Williams
Mr. Molbeck
Mr. Irick
Mr. Burke
Mr. Cook
Mr. Kelbel

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Determining Executive Officer Compensation in 2012

General

In determining the amounts of each element and the aggregate compensation for our Named Executive Officers, we do not use any specific formulae or attempt to satisfy any specific ratio for compensation among our executive officers. Likewise, we do not generally have a policy or guidelines for allocating compensation between long-term and currently paid compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. The Compensation Committee views the various components of compensation as related, but distinct, and therefore regularly evaluates the appropriate mix of elements. The Compensation Committee has relied on the general knowledge, experience and good judgment of its members, both with regard to competitive compensation levels and the relative success that our Company has achieved, as well as information provided by the Compensation Committee’s compensation consultant.

Because of the significant incentive opportunities available to managers of our subsidiaries based on the subsidiary’s performance, the Compensation Committee also evaluates total compensation to our Named Executive Officers in relation to such managers to ensure overall fairness between the compensation opportunities available at both the subsidiary and the corporate level. The differences in the aggregate compensation between our Chief Executive Officer, our Chief Financial Officer, and our other Named Executive Officers also reflect the relative responsibilities with respect to their respective positions.

Base Salary

Base salary generally provides a fixed base level of compensation for our executives for the services they render during the year. The purpose of base salary is to compensate our Named Executive Officers in light of their respective roles and responsibilities over time. Base salary is essential to allow us to compete in the employment marketplace for talent and is an important component of total compensation for the Named Executive Officers. It is vital to our goal of recruiting and retaining executive officers with proven abilities. The level of base salary for each Named Executive Officer was established in the executive officer’s employment agreement upon the date of hire or the date of renewal of an existing employment agreement. Base salary was initially determined for each executive officer based on the abilities, qualifications, accomplishments, and prior work experience of the executive officer. Base salary in a renewal agreement was determined based on the same criteria, but also on how the executive officer performed under his previously existing agreement and on the length of the executive officer’s tenure with HCC.

While base salary is generally fixed during the term of an executive officer’s employment agreement, adjustments may be considered on a discretionary basis. In deciding whether to make a discretionary increase to a Named Executive Officer’s compensation, we consider the consistency of the executive officer’s individual performance over the prior year, changes in the executive officer’s responsibilities, the executive officer’s future potential and internal pay equity. We also consider data available from benchmarking studies obtained from a range of industry and general market sources, as well as information provided by the compensation consultant.

Base salaries for 2012 were set in accordance with the terms of the respective employment agreements of our Named Executive Officers. Contractual increases, if any, from the prior year are shown in the 2012 Summary Compensation Table.

Annual Incentive Awards

Annual incentive compensation is intended to motivate and reward our Named Executive Officers for performance in achieving our business objectives. In 2008, our Board adopted and our stockholders approved the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan (the “2008 FIP”). Under the 2008 FIP, we grant awards of cash performance awards that may be paid to a participant upon our satisfaction of corporate performance goals. We limit cash performance awards under the 2008 FIP to our CEO, CFO and any of our other employees whose compensation is potentially subject to the deductibility limitations of Section 162(m) of the Internal Revenue Code of 1986. Participants are designated by the Compensation Committee at the beginning of each year. For 2012, all of our NEOs received cash performance awards under the 2008 FIP. Our Compensation Committee established maximum bonus amounts for each of these executives, expressed as a percentage of pretax income for HCC. The maximum targets were as follows:

Named Executive Officer	% of Pretax Income
Mr. Williams	0.75%
Mr. Molbeck(1)	1.00%
Mr. Irick	0.25%
Mr. Burke	0.40%
Mr. Cook	0.25%
Mr. Kelbel	0.30%
(1) Under the terms of Mr. Molbeck’s separation agreement, he was guaranteed an annual incentive award for 2012 of between 0.75% and 1.00% of the Company’s 2012 pretax income.

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For 2012, our pretax income was $554.4 million. After the conclusion of the calendar year, the Compensation Committee calculates the maximum bonus amount based on the compensation targets established for each executive officer and then determines the actual bonus amounts based on a reasoned assessment of objective and subjective factors (including actual operating results against budget, the achievement of personal objectives, individual performance and equitable considerations among similarly situated executives) to arrive at the actual bonus amount for a particular executive officer, which in each case is equal to or less than the maximum bonus amount under the plan.

Our Compensation Committee uses “negative discretion” in determining the actual annual cash incentive awards for the participants in the 2008 FIP as allowed under Section 162(m). For purposes of Section 162(m), the maximum annual incentive award is determined to the extent we achieve our performance goal of pretax income. The Compensation Committee then exercises its negative discretion to reduce, if appropriate, the actual annual incentive awards to reflect actual corporate, business unit and individual performance. By setting a high amount that can then be reduced, we believe our annual incentive payments qualify for full deductibility under Section 162(m). Any reduction is not a negative reflection on the performance of our Company or our Named Executive Officers, but rather is done to ensure maximum flexibility with respect to the payment of performance-based bonuses. For further information on Section 162(m), see “Tax Deductibility of the Named Executive Officers’ Incentive and Equity Compensation” below.

Decisions related to incentive-based compensation for our Named Executive Officers are based on a reasoned assessment of the following factors:

•

Company Performance - an assessment of the Company’s performance during a given year against our budgeted performance as established in our annual budgeting process; and

•

Individual Performance - an assessment of individual factors with respect to the particular Named Executive Officer.

Company performance is given more weight than individual performance in the determination of annual incentive awards.

In evaluating Company performance, the Compensation Committee considers each of the following four factors:

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actual reported GAAP combined ratio, compared to budgeted GAAP combined ratio;

•

actual return on equity compared to budgeted return on equity;

•

actual total underwriting profit compared to budgeted total underwriting profit; and

•

actual net investment income compared to budgeted net investment income.

The Compensation Committee believes these factors are appropriate measures in determining whether the objectives of our compensation programs are being met.

In evaluating individual performance, the Compensation Committee considers an executive officer’s:

•

performance against individual goals;

•

individual effort in achieving company goals;

•

future potential;

•

years of service;

•

level of experience;

•

areas of responsibility; and

•

total compensation opportunities relative to other members of management of HCC and its subsidiaries.

For 2012, the actual payouts under our 2008 FIP reflected the Company’s performance for 2012:

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In addition, the Compensation Committee considered the Company’s strong financial performance during 2012 relative to peers for GAAP combined ratio, growth in book value per share and net earnings.

The actual payout for Mr. Williams under the 2008 FIP also reflected his achievement of individual goals, which included the following for 2012:

Goal	Outcome
• Hire a potential successor	• Hired Mr. Burke as Chief Operating Officer and successor President
• Undertake significant role in investor relations function, including greater role in earnings calls and investor conferences	• Played significant role in all earnings calls as well as Raymond James and NYSSA conferences
• Make a significant contribution to the management of HCC Specialty division	• Made a significant contribution to the management of the HCC Specialty division during 2012
• Retain key management personnel	• Renewed employment agreement with Mr. Cook and Mr. Kelbel

In determining the amount of Mr. Williams’ award, the Compensation Committee considered the Company’s record financial performance as well as Mr. Williams’ success in achieving his individual goals. In addition, the Compensation Committee believes that the amount of Mr. Williams’ bonus reflects his role in the Company’s management reorganization, including the CEO transition that was completed in December 2012, and his contribution to the Company’s updated strategic plan.

The actual payout for Mr. Molbeck under the 2008 FIP also reflected his achievement of individual goals, which included the following for 2012:

Goal	Outcome
• Successfully transition role of CEO to Mr. Williams	• Mr. Williams assumed role of CEO in December 2012
• Reorganize the senior management team to more effectively support the Company’s objectives	• Successfully reorganized the senior management team, including hiring Mr. Burke as Chief Operating Officer and successor President
• Update the Company’s strategic plan	• Updated strategic plan presented to, and adopted by, Board of Directors in August 2012
• Continue to build relationships with institutional investors that support the Company’s objectives	• Held successful investor presentation in June 2012; interfaced with major stockholders throughout 2012

In determining the amount of Mr. Molbeck’s award, the Compensation Committee considered Mr. Molbeck’s success in achieving his personal goals and, because of Mr. Molbeck’s significant influence in achieving such results, gave extra weight to the Company’s record financial performance. The Compensation Committee believes the amount of Mr. Molbeck’s bonus accurately reflects his performance in 2012.

The actual payouts to other Named Executive Officers under our 2008 FIP also reflected the following individual performance factors:

Mr. Irick — (i) demonstrated leadership in improving treasury operations, internal audit and controls, and financial planning functions, (ii) oversaw complex claims and accounting issues, (iii) hired a new CFO for the International segment, (iv) expanded responsibilities in investor relations function, (v) diversified the Company’s investment portfolio to include new investment classes, and (vi) actively contributed to successful CEO transition.

Mr. Burke — (i) demonstrated leadership as COO, including active participation in all quarterly business segment reviews, (ii) assumed overall responsibility for the U.S. Property & Casualty segment, (iii) assumed responsibility for Company’s HR function, (iv) managed Company’s IT function, and (v) actively contributed to successful CEO transition, including assuming role as President in December 2012.

Mr. Cook — (i) achieved annual budget objectives, (ii) oversaw successful expansion of SME line of business in the United Kingdom, (iii) demonstrated leadership in reorganization of International segment claims administration, and (iv) hired a new CFO and reorganized several key positions in the International segment.

Mr. Kelbel — (i) achieved annual budget objectives, (ii) achieved loss ratio and expense ratio below budget objectives, (iii) successfully implemented CEO succession plan for the Accident & Health segment, (iv) successfully exited/sold non-core books of business, (v) successfully established an Accident & Health captive insurance company, and (vi) continued to prepare the Company to successfully respond to the implications of the Patient Protection and Affordable Care Act.

Taking these factors into account and utilizing reasoned, subjective judgment, the Compensation Committee approved the following bonus payments for 2012:

Named Executive Officer	2012 Maximum Bonus Amount ($)	2012 Actual Bonus Payments ($)
Mr. Williams	4,158,000	1,700,000
Mr. Molbeck	5,544,000	5,500,000
Mr. Irick	1,386,000	750,000
Mr. Burke	2,217,600	725,000
Mr. Cook	1,386,000	961,620
Mr. Kelbel	1,663,200	1,200,000

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Long-Term Equity Awards

We grant stock options and restricted stock to our executive officers, since we believe this element of our compensation program allows executive officers the opportunity to develop a significant ownership stake in the Company and aligns their interests with the long-term interests of our stockholders. In addition, equity awards serve as a good retention vehicle for the Named Executive Officers because they vest based on the executive officer’s continued employment.

During 2012, our Compensation Committee granted awards of (i) time-vesting restricted stock and stock options to Mr. Burke in connection with his hiring and (ii) performance-vesting restricted stock to Mr. Cook in connection with the extension of his employment with the Company.

Additional equity awards may be made at any of our Compensation Committee meetings during the year. The Compensation Committee’s policy is to set the exercise price of stock option awards at the closing price of our stock on the date of the Compensation Committee meeting at which such options are granted. We do not coordinate the grant of awards with the release of earnings for any purpose, including the purpose of affecting the value of executive compensation.

Nonqualified Deferred Compensation

We have adopted a nonqualified deferred compensation plan for Mr. Williams and Mr. Molbeck, pursuant to which each is entitled to the payment of deferred compensation. We believe the tax benefit from our deferring payment of a portion of compensation is valuable to Mr. Williams and Mr. Molbeck and assists us in meeting our retention goals. Paying a portion of base compensation as deferred compensation also ensures Mr. Williams’ and Mr. Molbeck’s total compensation will be fully tax deductible. See “2012 Nonqualified Deferred Compensation Table” for detail.

Perquisites

Our current policy is that the costs of perquisites will constitute only a small percentage of each Named Executive Officer’s total compensation. In general, the perquisites that an executive officer is eligible to receive are contained in such executive’s employment agreement. In some instances, our Named Executive Officers were provided perquisites by their previous employers, and we offered comparable perquisites in order to attract these Named Executive Officers. Perquisites may include: extended medical benefits; payment of life and disability insurance premiums; personal travel on the corporate aircraft; payment of relocation expenses; payment of club dues; and physical exams.

Employee Benefits

Our Named Executive Officers have the opportunity to participate in a number of benefit programs that are generally available to all of our U.S. or U.K. employees, as applicable. The Named Executive Officers are eligible to participate in Company-sponsored benefit programs on the same terms and conditions as those generally provided to other salaried employees; however, in some instances described below, the executives are entitled to additional benefits. These benefits include:

Health and Insurance Plans

Basic health benefits, dental benefits, disability protection, life insurance, and similar programs are provided to make certain that access to healthcare and income protection is available to our employees and the employees’ family members. The cost of Company-sponsored benefit programs is negotiated by us with the providers of such benefits. In general, the Named Executive Officers contribute to the cost of the benefits; however, medical benefits are provided to Mr. Molbeck at no cost to him consistent with the terms of his prior employment agreement with us.

In addition, under the terms of their respective employment agreements, each of Mr. Molbeck, Mr. Cook and Mr. Kelbel and their respective qualified beneficiaries, where applicable, is entitled to extended medical benefits under our medical plan after termination of their respective employment. In the case of Mr. Kelbel, such benefits are at no cost and extend until he or his spouse becomes eligible for Medicare or the date his children would have ceased to be covered under our benefit plans had he remained an employee. For Mr. Molbeck, such benefits are at no cost and extend until the later to occur of his death or the death of his spouse (if he is married on the date of his death).

Retirement Benefits

The Named Executive Officers are eligible to participate in our 401(k) Plan, which is a Company-wide, tax-qualified retirement plan. The intent of this plan is to provide all employees with a tax-advantaged savings opportunity for retirement. We sponsor this plan to help employees at all levels save and accumulate assets for use during their retirement. As required, eligible pay under this plan is capped at Internal Revenue Code annual limits.

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Other Important Compensation Policies Affecting the Named Executive Officers

Financial Restatement

If the Company is required to restate its financial results and the Board determines that an executive officer has engaged in fraud, willful misconduct or violation of Company policy that caused or otherwise contributed to the need to restate such financial results, the Board has the right to recoup from such executive officer (i) all incentive-based (including annual bonus) compensation and equity-based compensation received by the executive officer during the 12-month period following the first public issuance or filing with the SEC of the document containing such financial results and (ii) any profits realized by the executive officer from the sale of Company stock during the same 12-month period.

Stock Ownership Requirements

The Compensation Committee has adopted minimum ownership requirements for Company stock for its Named Executive Officers. Ownership targets have been established as a multiple of current annual base compensation for each of our Named Executive Officers based on their position with the Company as follows:

Named Executive Officer	Position	Current Level of HCC Stock Ownership
		Ownership Requirement as a % of Base Salary	Total Number of Shares(1)	As a % of Base Salary(1)	Deadline for Compliance
Mr. Williams	Chief Executive Officer	300%	37,602	140%	May 2016
Mr. Irick	Chief Financial Officer	150%	20,090	136%	August 2015
Mr. Burke	President	200%	15,830	59%	May 2017
Mr. Cook	Executive Vice President	100%	26,296	111%	February 2015
Mr. Kelbel	Executive Vice President	100%	28,293	140%	February 2015

(1)

As of December 31, 2012 based on a closing stock price of $37.21. Includes shares held outright, share equivalents held in IRA, 401(k) or deferred compensation plan accounts, and the net after-tax value of time-vested restricted stock (using a 34% assumed tax rate).

Executives are expected to comply with the guidelines within five years of becoming subject to the ownership guidelines. As of the record date, Mr. Cook and Mr. Kelbel have complied with the ownership guidelines and Mr. Williams, Mr. Irick and Mr. Burke are on track to meet the ownership guidelines within the five-year compliance period.

Trading in Stock Derivatives

Our Insider Trading Policy prohibits our employees, including Named Executive Officers, from purchasing or selling options on our common stock, engaging in short sales with respect to our common stock, or trading in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to our common stock.

Tax Deductibility of the Named Executive Officers’ Incentive and Equity Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to a corporation’s chief executive officer and the three other most highly compensated executive officers, excluding the chief financial officer.

Section 162(m) further provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. We currently structure our discretionary annual incentive compensation for executive officers to comply with Section 162(m) through the 2008 Flexible Incentive Plan. Our current annual incentives satisfy Section 162(m)’s requirement that they be “payable solely on account of the attainment of one or more performance goals.” Although we intend to structure grants under future stock award plans and cash incentive plans in a manner that complies with this section, we may forego all or some portion of a deduction to conform to our compensation goals.

In connection with the compensation of our executive officers, the Compensation Committee is aware of Section 162(m) as it relates to deductibility of qualifying compensation paid to executive officers. In addition, we are aware of Section 409A of the Internal Revenue Code and believe we should structure our compensation plans in ways to minimize the likelihood that our employees, including Named Executive Officers, have to pay the excise taxes set forth under Section 409A. If any provision of an employment agreement we have entered into would cause the Named Executive Officer to incur any additional tax under Section 409A or any Treasury Regulations or IRS guidance, we will attempt to reform such provision in a manner that maintains, to the extent possible, the original intent of the provision without violating Section 409A. In addition, the employment agreement of Mr. Kelbel requires us to reimburse him for any Section 409A excise taxes incurred by him.

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Accounting Considerations

The Compensation Committee also considers the accounting and cash flow implications of various forms of compensation. In its financial statements, the Company records salaries and non-equity incentive compensation as expenses in the amount paid, or to be paid, to the Named Executive Officers. Accounting rules also require the Company to record an expense in its financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The Compensation Committee believes, however, that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with such equity awards.

Change of Control Agreements

Our executive officers’ employment agreements provide for severance in the event of a change of control. Payments will only be made under these agreements if there is both a change of control and a termination of employment. This is discussed in more detail under the caption “Employment Agreements and Potential Payments Upon Certain Events” below. The Compensation Committee believes this benefit is required to offer competitive benefits to attract and retain highly qualified executives.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate to the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in HCC’s Annual Report on Form 10-K for the year ended December 31, 2012 and in this Proxy Statement.

Submitted by the Compensation Committee:

Judy C. Bozeman, Chairperson

Emmanuel T. Ballases

Thomas M. Hamilton

The Compensation Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Compensation Committee report by reference therein.

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Compensation Tables

2012 Summary Compensation Table

The following table summarizes compensation paid to or accrued on behalf of Named Executive Officers for the year ended December 31, 2012:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Christopher J.B. Williams(4) Chief Executive Officer	2012	1,371,370	(5)	—	—	—	1,700,000	—	147,971	3,219,341
	2011	900,000		1,000,000	4,000,013	—	—	—	248,312	6,148,325
John N. Molbeck, Jr.(6) Former Chief Executive Officer	2012	1,950,000	(7)	—	—	—	5,500,000	—	146,692	7,596,692
	2011	1,950,000		—	—	—	2,600,000	—	129,191	4,679,191
	2010	1,950,000		—	4,000,020	—	3,250,000	—	130,051	9,330,071
Brad T. Irick(8) Executive Vice President and Chief Financial Officer	2012	550,000		—	—	—	750,000	—	13,700	1,313,700
	2011	425,000		—	550,013	—	550,000	—	3,112	1,528,125
	2010	273,798		250,000	245,600	288,720	—	—	34,614	1,092,732
William N. Burke(9) President and Chief Operating Officer	2012	591,214		—	750,011	809,590	725,000	—	6,769	2,882,584
Barry J. Cook(10) Executive Vice President, International	2012	877,922		—	1,500,012	—	961,620	—	34,218	3,373,772
	2011	839,261		400,000	—	—	—	—	32,794	1,272,055
	2010	810,929		978,000	822,020	—	—	—	33,756	2,644,705
Craig J. Kelbel Executive Vice President, Accident & Health	2012	715,500		—	—	—	1,200,000	—	17,612	1,933,112
	2011	612,000		—	—	—	880,000	—	17,688	1,509,688
	2010	612,000		—	612,005	—	675,000	—	28,632	1,927,637

(1)

Represents the aggregate grant date fair value of long-term equity incentive awards awarded in each respective year under the Company’s 2008 Flexible Incentive Plan computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions used in calculating the fair value of our stock-based compensation, refer to Note 1, General Information and Significant Accounting and Reporting Policies — Stock-Based Compensation, and Note 11, Stock-Based Compensation, in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)

Consists of cash performance awards awarded under our 2008 Flexible Incentive Plan.

(3)

See “All Other Compensation Table” for detail of amounts included in this column.

(4)

Mr. Williams has served as our Chief Executive Officer since December 2012. He served as our President from May 2011 until December 2012.

(5)

Salary for Mr. Williams for 2012 and 2011 includes $371,370 and $233,333, respectively, in deferred compensation under the terms of Mr. Williams’ employment agreement. See “2012 Nonqualified Deferred Compensation Table” for detail.

(6)

Mr. Molbeck resigned as our Chief Executive Officer in December 2012. Mr. Molbeck will continue to be an employee of the Company until his retirement on May 31, 2013.

(7)

Salary for Mr. Molbeck for 2012, 2011 and 2010 includes $950,000 in each year in deferred compensation under the terms of Mr. Molbeck’s employment agreement. See “2012 Nonqualified Deferred Compensation Table” for detail.

(8)

Mr. Irick has served as our Chief Financial Officer since August 2010. Prior to that time, he served as an Executive Vice President.

(9)

Mr. Burke has served as our President and Chief Operating Officer since December 2012. He served as our Chief Operating Officer from May 2012 until December 2012.

(10)

All cash compensation totals for Mr. Cook, other than his 2012 cash performance award, have been converted to U.S. dollars from British pounds sterling at the rate of 1.6168 for 2012, 1.5456 for 2011, and 1.5655 for 2010. Mr. Cook’s 2012 cash performance award has been converted to U.S. dollars from British pounds sterling at the rate of 1.551.

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All Other Compensation Table

The following supplemental table summarizes other compensation paid to our Named Executive Officers for the year ended December 31, 2012, which are included in the All Other Compensation column in the 2012 Summary Compensation Table:

Name of Executive	Matching 401(k) Contributions ($)	Life and Disability Premiums ($)	Medical Costs ($)	Personal Use of Corporate Aircraft ($)(1)	Relocation Expenses ($)(2)	Other ($)(3)
Christopher J.B. Williams	10,200	8,075	—	88,759	40,937	—
John N. Molbeck, Jr.	10,200	14,709	25,459	96,324	—	—
Brad T. Irick	10,200	3,500	—	—	—	—
William N. Burke	—	6,769	—	—	—	—
Barry J. Cook(4)	—	28,999	5,219	—	—
Craig J. Kelbel	10,200	6,077	—	—	—	1,335

(1)

Represents the aggregate incremental cost for personal use of Company aircraft. The calculation (i) includes the variable costs incurred as a result of personal flight activity, including a portion of ongoing maintenance and repairs, aircraft fuel, satellite communications and any travel expenses for the flight crew and (ii) excludes non-variable costs, such as hangar expense, exterior paint, interior refurbishment and regularly scheduled inspections, which would have been incurred regardless of whether there was any personal use of aircraft. This benefit is provided to Mr. Molbeck and Mr. Williams pursuant to the terms of their respective employment agreements.

(2)

Represents expenses paid to Mr. Williams in connection with his relocation to Houston and includes $14,922 for reimbursement of federal income and FICA taxes.

(3)

Represents the total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of benefits for the Named Executive Officer. These other benefits included payment of club dues.

(4)

All amounts for Mr. Cook have been converted to U.S. dollars from British pounds sterling at the rate at 1.6168.

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2012 Grants of Plan-Based Awards Table

The following table summarizes awards granted to each of the Named Executive Officers during the year ended December 31, 2012 under our 2008 Flexible Incentive Plan:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Maximum ($)(1)	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($/Sh)
			Threshold (#)	Target (#)	Maximum (#)
Christopher J.B. Williams Cash Performance Award	N/A	4,158,000
John N. Molbeck, Jr. Cash Performance Award	N/A	5,544,000
Brad T. Irick Cash Performance Award	N/A	1,386,000
William N. Burke Cash Performance Award Time-vesting RS Award(2) Stock Option Award(3)	N/A 5/22/2012 5/22/2012	2,217,600				23,985	100,000	31.27	750,011 809,590
Barry J. Cook Cash Performance Award Performance-vesting RS Award(4)	N/A 3/08/2012	1,386,000			49,020				1,500,012
Craig J. Kelbel Cash Performance Award	N/A	1,663,200

(1)

These amounts represent the potential maximum value of the 2012 cash performance awards granted pursuant to our 2008 FIP. The maximum amount of a cash performance award is based upon the Company’s achievement of pretax income. For 2012, the maximum amounts, as a percentage of pretax income, were: Mr. Wiliams – 0.75%, Mr. Molbeck - 1.0%, Mr. Irick – 0.25%, Mr. Burke – 0.40%, Mr. Cook – 0.25%, and Mr. Kelbel - 0.30%. For 2012, our pretax income was $554.4 million. The actual amounts of cash performance awards paid to plan participants for 2012 (as reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table) were as follows:

($)
Mr. Williams	1,700,000
Mr. Molbeck	5,500,000
Mr. Irick	750,000
Mr. Burke	725,000
Mr. Cook	961,620
Mr. Kelbel	1,200,000

(2)

In connection with the commencement of his employment with the Company, on May 22, 2012, Mr. Burke received a grant of time-vesting restricted stock. The shares of restricted stock vest on May 22, 2016. Dividends will be payable on the restricted stock during the vesting period.

(3)

In connection with the commencement of his employment with the Company, on May 22, 2012, Mr. Burke received a grant of stock options. 20,000 of the stock options vest on each of May 22, 2013, May 22, 2014, May 22, 2015, May 22, 2016 and May 22, 2017.

(4)

In connection with an extension to his employment agreement, on March 8, 2012, Mr. Cook received a grant of performance-vesting restricted stock. The restricted stock vests on March 8, 2016, subject to the Company’s achievement of certain performance conditions. 8% of the restricted stock will vest for each 1% that the cumulative annual pretax income for the Company’s International segment exceeds the segment’s annual budget for 2012 through 2015.

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2012 Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes outstanding equity awards held by each of the Named Executive Officers as of December 31, 2012.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares of Stock or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher J.B. Williams						31,056	(2)	1,115,594
									93,168	(2)	3,466,781
John N. Molbeck, Jr.						35,474	(3)	1,319,988
									106,421	(3)	3,959,925
Brad T. Irick		30,000	(4)	24.56	5/26/2016
						10,000	(5)	372,100
						20,439	(6)	760,535
William N. Burke		100,000	(7)	31.27	5/22/2022
						23,985	(8)	892,482
Barry J. Cook		20,000	(9)	20.86	11/19/2014
						29,160	(10)	1,085,044
						49,020	(11)	1,824,034
Craig J. Kelbel						15,855	(12)	589,965
						21,710	(10)	807,829

(1)

The exercise price corresponds to our closing stock price on the grant date (the measurement date for accounting purposes).

(2)

These shares vest on April 30, 2016.

(3)

These shares vest on May 31, 2013. As a result of the Company’s performance over the performance period ending December 31, 2012, none of the 106,421 shares will vest.

(4)

10,000 of these options vest on each of May 26, 2013, May 26, 2014, and May 26, 2015.

(5)

These shares vest on May 26, 2014.

(6)

These shares vest on November 15, 2015.

(7)

20,000 of these options vest on each of May 22, 2013, May 22, 2014, May 22, 2015, May 22, 2016 and May 22, 2017.

(8)

These shares vest on May 22, 2016.

(9)

These options vest on November 19, 2013.

(10)

These shares vest on January 4, 2015.

(11)

These shares vest on March 8, 2016.

(12)

These shares vest on December 31, 2013.

HCC INSURANCE HOLDING, INC. – 2013 Proxy Statement   43

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2012 Option Exercises and Stock Vested Table

The following table summarizes the exercise of options and the vesting of stock awards by each of our Named Executive Officers during the year ended December 31, 2012:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Christopher J.B. Williams	—	—	—	—
John N. Molbeck, Jr.	156,192	252,324	—	—
Brad T. Irick	20,000	217,595	—	—
William N. Burke	—	—	—	—
Barry J. Cook	80,000	1,119,384	—	—
Craig J. Kelbel	100,000	36,682	—	—

(1)

The value realized is calculated by multiplying the spread between the market price on the date of exercise and the exercise price of the option by the number of shares acquired on exercise.

(2)

The value realized is calculating by multiplying the market price on the day of vesting by the number of shares vesting.

2012 Nonqualified Deferred Compensation Table

The following table contains information concerning benefits received by each of the Named Executive Officers under nonqualified deferred compensation plans during the year ended December 31, 2012:

Name	Executive Contributions in Last FY ($)	Company Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Christopher J.B. Williams	371,370	—	13,032	—	619,962	(2)
John N. Molbeck, Jr.	950,000	—	129,890	—	4,584,460	(3)

(1)

None of this amount is considered above-market earnings under SEC regulations. Earnings on deferred compensation are deemed above-market only if the rate exceeds 120% of the applicable federal long-term rate, with compounding.

(2)

Of this amount, $233,333 was previously reported as compensation to Mr. Williams in prior years.

(3)

Of this amount, $3,290,060 was previously reported as compensation to Mr. Molbeck in prior years.

Mr. Williams and Mr. Molbeck receive deferred compensation under their respective employment agreements. We have implemented a Nonqualified Deferred Compensation Plan for each of Mr. Williams and Mr. Molbeck under which this deferred compensation is paid. Mr. Williams and Mr. Molbeck remain eligible to participate in their respective plans for so long as each remains an employee of HCC. Under this plan, monthly contributions are credited to their respective accounts in an amount equal to one-twelfth of the annual deferred compensation under each employment agreement. The amount credited to each account will accrue earnings, which shall compound monthly, at the executive’s election, which may be changed once per quarter, at one of the following rates: the prime rate (3.25% for 2012), the rate of return on HCC common stock (37.60% for 2012), or the rate of return on the S&P 500 (15.83% for 2012). Payment of Mr. Williams’ or Mr. Molbeck’s account balance will occur within 30 days of his separation from service with HCC (subject to a six-month delay if necessary in order to comply with Internal Revenue Code Section 409A) and will be payable to him (or in the event of his death, to his beneficiary) in a single lump sum. Each plan is administered by our Compensation Committee. No separate trust or fund shall be created, and all benefits payable under the plan will be paid from HCC’s general assets.

Employment Agreements and Potential Payments Upon Certain Events

We have entered into employment agreements with our CEO, CFO and the other Named Executive Officers. Notwithstanding these employment agreements, each executive has the right to voluntarily terminate his employment at any time. The employment agreements set forth the general terms and conditions of each executive officer’s employment and provide for certain severance benefits upon the occurrence of certain events. We do not maintain a separate severance plan for our Named Executive Officers. Severance benefits are limited to those set forth in the Named Executive Officer’s employment agreement.

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The following discussion (i) summarizes the material terms of each Named Executive Officer’s employment agreement and (ii) sets forth in a tabular format the incremental compensation that would be payable to such Named Executive Officer in the event of his termination of employment under various scenarios, which we refer to as “termination events,” including the Named Executive Officer’s voluntary resignation or retirement, involuntary termination for “Cause,” involuntary termination without “Cause,” termination by the executive for “Good Reason,” termination in connection with a “Change of Control,” termination in the event of “Disability,” and termination in the event of death, where each of these defined terms has the meaning ascribed to it in the respective executive’s employment agreement. In accordance with applicable SEC rules, the following discussion assumes:

•

that the termination event in question occurred on December 31, 2012, the last business day of 2012; and

•

with respect to calculations based on our stock price, we used $37.21, which was the reported closing price of our common stock on December 31, 2012.

The tables contained in this section do not include payments made to a Named Executive Officer with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation, in favor of our executive officers and that are available generally to all salaried employees, such as our 401(k) plan. The actual amounts that would be paid upon a Named Executive Officer’s termination of employment can only be determined at the time of such executive officer’s termination. Due to the number of factors that affect the nature and amount of any compensation or benefits provided upon the termination events, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, our stock price at such time, the 90-day Treasury bill rate used to discount payments and the executive officer’s age and service.

Each Named Executive Officer is party to equity award agreements relating to options and/or restricted stock granted under our 2004 Flexible Incentive Plan and/or our 2008 Flexible Incentive Plan. These agreements and plans may provide that a Named Executive Officer is entitled to additional consideration in the event of a termination event.

Christopher J.B. Williams

General

Pursuant to the terms of his employment agreement, effective May 1, 2011, Mr. Williams currently serves as our Chief Executive Officer. Mr. Williams’ employment agreement expires on May 1, 2016. During the term of his employment agreement, Mr. Williams receives an annual salary of $1,950,000 (consisting of a base salary of $1,000,000 and deferred compensation of $950,000). Mr. Williams is eligible to receive annual incentive compensation under the 2008 Flexible Incentive Plan. Mr. Williams is also entitled to certain other perquisites at our expense, including supplementary term life insurance of $1,000,000, use of a Company-owned golf club membership, and personal travel on the corporate aircraft. Mr. Williams has agreed to certain provisions relating to non-competition (for two years post-termination), confidentiality, and non-solicitation of customers and employees (for two years post-termination) if his employment agreement is terminated.

Benefits upon the Occurrence of Certain Termination Events

In addition to the amounts listed below, Mr. Williams is entitled to all accrued compensation, unreimbursed expenses and other benefits through the date of termination in the event of his termination.

Element	Voluntary Resignation or Retirement ($)	Involuntary Termination for Cause ($)	Involuntary Termination by HCC without Cause ($)	Termination by Executive for Good Reason(1) ($)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)
Cash Severance Payment(2)	—	—	7,850,000	11,200,000	11,200,000	2,925,000	2,925,000
Bonus Payment(3)	—	—	—	—	—	1,700,000	1,700,000
Restricted Stock Awards(4)	—	—	1,155,594	1,155,594	4,622,375	2,282,971	2,282,971
TOTAL	—	—	9,005,594	12,355,594	15,822,375	6,907,971	6,907,971

(1)

Good Reason includes Mr. Williams’ termination or replacement as CEO, including after a change in control.

(2)

In the event of termination without Cause or termination for Good Reason, Mr. Williams will receive a discounted lump sum equal to (i) the amount of base salary and deferred compensation due for the greater of 12 months or the remainder of the term of his employment agreement plus (ii) (a) the average of annual bonuses that were paid to Mr. Williams for the prior two years or (b) in the event of a termination for Good Reason, the aggregate of the base salary and bonus received by Mr. Williams for the two full calendar years prior to termination.

In the event of termination due to disability or death, Mr. Williams or his estate, as applicable, will receive a discounted lump sum equal to base salary and deferred compensation for the lesser of 18 months or the remaining term of the employment agreement. The values included in the table above relating to cash severance payments are the total amount, with no discount applied.

(3)

In the event of termination due to disability or death, Mr. Williams or his estate, as applicable, is eligible to receive the bonus that would have been payable under the 2008 Flexible Incentive Plan for the year in which such death or disability occurred. The estimate of the potential bonus under the 2008 Flexible Incentive Plan that could be due to Mr. Williams is based on the actual bonus paid for 2012 assuming the Compensation Committee would not exercise its authority to reduce such bonus.

(4)

The acceleration of vesting of restricted stock, if any, is governed under the terms of the grant agreements for the restricted stock. In general, all restricted stock will vest upon a Change of Control (as defined in the 2008 Flexible Incentive Plan). In addition, the performance-vesting restricted stock will vest pro-rata for the portion of the performance period in which Mr. Williams was employed in the case of his termination by death or disability. The time-vesting restricted stock will vest if Mr. Williams’ employment terminates due to disability or death or for any reason other than Cause (as defined in the restricted stock grant agreement). Amounts in the table above represent the intrinsic value of unvested restricted stock as of December 31, 2012.

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John N. Molbeck, Jr.

General

Pursuant to the terms of his separation agreement, effective October 2, 2012, Mr. Molbeck resigned as our Chief Executive Officer, effective December 19, 2012; however, he will continue to be an employee of the Company until his retirement on May 31, 2013 (the “Retirement Date”). Until the Retirement Date, Mr. Molbeck receives an annual salary of $1,950,000 (consisting of a base salary of $1,000,000 and deferred compensation of $950,000). Under the terms of his separation agreement, Mr. Molbeck is entitled to receive bonus compensation under the 2008 Flexible Incentive Plan for 2012 of between 0.75% and 1.00% of the Company’s 2012 pretax income. Mr. Molbeck is also eligible to receive on the Retirement Date a bonus, in an amount, which may be zero, to be determined in the discretion of the Board, but not to exceed 1.00% of the Company’s pretax income for the first quarter of 2013. Mr. Molbeck and his qualified beneficiaries are also entitled to medical coverage at no cost during the term, and for a period following the termination, of his employment. The benefits continue until, in general, the later of the date Mr. Molbeck or his spouse dies or, in the case of Mr. Molbeck’s qualified beneficiaries, the date such person would cease to be eligible for coverage under our group health plan had Mr. Molbeck remained an employee. Mr. Molbeck will serve the Company as a consultant for a period of six years and nine months following the Retirement Date and receive an annual consulting fee of $256,200. Mr. Molbeck’s right to receive the annual consulting fee is vested and such fees remain payable in the event of Mr. Molbeck’s death or disability. We agreed to this consulting arrangement, as well as the no-cost medical coverage described above, during Mr. Molbeck’s previous employment with us (ca. 1997-2002) and continued to be obligated to such arrangements. Mr. Molbeck is also entitled to certain other perquisites at our expense, including supplementary term life insurance of $1,000,000 and personal travel on the corporate aircraft. Mr. Molbeck has agreed to certain provisions relating to non-competition (for two years post-termination), confidentiality, and non-solicitation of customers and employees (for two years post-termination) following the Retirement Date.

Benefits upon the Occurrence of Certain Termination Events

In addition to the amounts listed below, Mr. Molbeck is entitled to all accrued compensation, unreimbursed expenses and other benefits through the date of termination in the event of his termination.

Element	Voluntary Resignation or Retirement ($)	Involuntary Termination for Cause ($)	Involuntary Termination by HCC without Cause ($)	Termination by Executive for Good Reason ($)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)
Cash Severance Payment(1)	—	—	812,500	—	812,500	812,500	812,500
Consulting Fee Payment(2)	1,729,350	1,729,350	1,729,350	1,729,350	1,729,350	1,729,350	1,729,350
Bonus Payment(3)	—	—	5,500,000	—	5,500,000	5,500,000	5,500,000
Continued Health Coverage(4)	839,501	839,501	839,501	839,501	839,501	839,501	495,864
Restricted Stock Awards(5)	—	—	1,319,988	1,319,988	5,279,913	1,319,988	1,319,988
TOTAL	2,568,851	2,568,851	10,201,339	3,888,839	14,161,264	10,201,339	9,857,702

(1)

In the event of termination without Cause or due to disability or death, Mr. Molbeck, or his estate, as applicable, will receive the amount of base salary and deferred compensation otherwise due before May 31, 2013.

(2)

In the event of termination due to disability or death, Mr. Molbeck or his estate, as applicable, will receive a discounted lump sum equal to the consulting fee that would have been payable if Mr. Molbeck had retired on the expiration date of the employment agreement and provided consulting services for the entire consulting period. In addition, in the event of termination for any other reason than disability or death, although no payment will be due at termination, we have agreed to retain Mr. Molbeck as a consultant for six years and nine months after the date of such termination. The values included in the table above relating to consulting fee payments are the total amount, with no discount applied.

(3)

In the event of termination without Cause or due to disability or death, Mr. Molbeck or his estate, as applicable, is eligible to receive the bonus that would have been payable under the 2008 Flexible Incentive Plan for the year in which such death or disability occurred; provided that in no case will such bonus be less than 0.75% of the Company’s 2012 pretax income. The estimate of the potential bonus under the 2008 Flexible Incentive Plan that could be due to Mr. Molbeck is based on the actual bonus paid for 2012 assuming the Compensation Committee would not exercise its authority to reduce such bonus.

(4)

In the event of termination for any reason, Mr. Molbeck and/or his qualified beneficiaries are entitled to receive continued health coverage through COBRA at Company expense for as long as such coverage is available and thereafter shall receive reimbursement for a comparable individual policy or for coverage through an employer plan for a period commencing on the date COBRA coverage ends and ending on, (i) in the case of Mr. Molbeck or his spouse, the date he or she dies or, (ii) in the case of Mr. Molbeck’s qualified beneficiaries, the dates they would have ceased to be eligible for coverage under our health plans had Mr. Molbeck remained an employee of the Company. The following assumptions have been used to calculate the value of the expected benefits: coverage is provided for health care premiums for Mr. Molbeck and his spouse for life, initial average annual cost of coverage (grossed up for taxes) of $22,008 for two adults or $11,455 for individual coverage, and 4.67% annual health insurance premium trend.

(5)

The acceleration of vesting of restricted stock, if any, is governed under the terms of the grant agreements for the restricted stock. In general, all restricted stock will vest upon a Change of Control (as defined in the 2008 Flexible Incentive Plan). In addition, the performance-vesting restricted stock will vest pro-rata for the portion of the performance period in which Mr. Molbeck was employed in the case of his termination by death or disability. The time-vesting restricted stock will vest if Mr. Molbeck’s employment terminates due to disability or death or for any reason other than Cause (as defined in the restricted stock grant agreement). Amounts in the table above represent the intrinsic value of unvested restricted stock as of December 31, 2012.

HCC INSURANCE HOLDING, INC. – 2013 Proxy Statement   46

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Brad T. Irick

General

Pursuant to the terms of his employment agreement, effective May 10, 2010, as amended December 28, 2011, Mr. Irick serves as Executive Vice President and Chief Financial Officer of HCC. His employment agreement expires on December 31, 2015. During 2012, Mr. Irick received an annual base salary of $550,000. Mr. Irick is eligible to receive annual cash and/or equity bonuses at the discretion of our Compensation Committee. Mr. Irick is also entitled to certain perquisites, including Company-provided life insurance. If the employment agreement is terminated, Mr. Irick has agreed to certain provisions relating to non-competition (for 12 months post-termination for any reason), confidentiality, and non-solicitation of customers and employees (for 24 months post-termination for any reason).

Benefits upon the Occurrence of Certain Termination Events

In addition to the amounts listed below, Mr. Irick is entitled to all accrued compensation, unreimbursed expenses and other benefits through the date of termination in the event of his termination.

Element	Voluntary Resignation or Retirement ($)	Involuntary Termination for Cause ($)	Involuntary Termination by HCC without Cause ($)	Termination by Executive for Good Reason ($)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)(1)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)
Cash Severance Payment(2)	—	—	1,650,000	1,650,000	1,650,000	275,000	275,000
Bonus Payment(3)	—	—	—	—	—	750,000	750,000
Restricted Stock Awards(4)	—	—	1,132,635	—	1,132,635	1,132,635	1,132,635
Stock Option Awards(5)	—	—	379,500	379,500	379,500	379,500	379,500
TOTAL	—	—	3,162,135	2,029,500	3,162,135	2,537,135	2,537,135

(1)

Includes a material change in the nature or status of Mr. Irick’s duties within 12 months following a Change of Control.

(2)

In the event of termination without Cause, termination for Good Reason, or termination in connection with a Change of Control, Mr. Irick will receive a discounted lump sum equal to the amount of base salary due for the remainder of the term of his employment agreement.

In the event of termination due to disability or death, Mr. Irick or his estate, as applicable, will receive an amount equal to six months of base salary.

The values included in the table above relating to cash severance payments are the total amount, with no discount applied.

(3)

In the event of termination due to disability or death, Mr. Irick or his estate, as applicable, is eligible to receive, at the CEO’s discretion, a bonus payment for the year in which such death or disability occurred. The estimate of the potential bonus that could be due to Mr. Irick is based on the actual bonus paid for 2012 assuming the CEO would not exercise his authority to reduce such bonus.

(4)

The acceleration of vesting of restricted stock, if any, is governed under the terms of the grant agreement for the restricted stock. In general, all restricted stock will vest if Mr. Irick’s employment terminates due to disability or death or by the Company for any reason other than Cause (as defined in the restricted stock grant agreement), or upon a Change of Control (as defined in the 2008 Flexible Incentive Plan). Amounts in the table above represent the intrinsic value of unvested restricted stock as of December 30, 2012.

(5)

The acceleration of vesting of stock options, if any, is governed under the terms of Mr. Irick’s option agreement governing the grants. In general, all option grants will vest if Mr. Irick’s employment is terminated in the event of disability or death. In addition, under Mr. Irick’s option agreement, options will vest in the event of involuntary termination without Cause, termination for Good Reason, or termination in connection with a Change of Control. Amounts in the table above represent the intrinsic value of unvested options as of December 31, 2012.

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William N. Burke

General

Pursuant to the terms of his employment agreement, dated March 24, 2012, Mr. Burke currently serves as our President and Chief Operating Officer. Mr. Burke’s employment agreement expires on March 24, 2016. During the term of his employment agreement, Mr. Burke receives an annual salary of $1,000,000. Mr. Burke is eligible to receive annual incentive compensation under the 2008 Flexible Incentive Plan. Mr. Burke is also entitled to certain other perquisites at our expense, including supplementary term life insurance of $1,000,000 and personal travel on the corporate aircraft. Mr. Burke has agreed to certain provisions relating to non-competition (for two years post-termination), confidentiality, and non-solicitation of customers and employees (for two years post-termination) if his employment agreement is terminated.

Benefits upon the Occurrence of Certain Termination Events

In addition to the amounts listed below, Mr. Burke is entitled to all accrued compensation, unreimbursed expenses and other benefits through the date of termination in the event of his termination.

Element	Voluntary Resignation or Retirement ($)	Involuntary Termination for Cause ($)	Involuntary Termination by HCC without Cause ($)	Termination by Executive for Good Reason ($)(1)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)(2)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)
Cash Severance Payment(3)	—	—	3,952,926	6,677,926	3,227,926	1,500,000	1,500,000
Bonus Payment(4)	—	—	—	—	725,000	725,000	725,000
Restricted Stock Awards(5)	—	—	892,482	—	892,482	892,482	892,482
Stock Option Awards(6)	—	—	594,000	594,000	594,000	594,000	594,000
TOTAL	—	—	5,439,408	7,271,926	5,439,408	3,711,482	3,711,482

(1)

Good Reason includes Mr. Burke’s termination or replacement as President, including after a Change of Control.

(2)

Includes a material dimunition in the nature or status of Mr. Burke’s duties within 12 months following a Change of Control.

(3)

In the event of termination without Cause or termination for Good Reason, Mr. Burke will receive a discounted lump sum equal to (i) the amount of base salary due for the remainder of the term of his employment agreement plus (ii) (a) the average of the annual bonuses paid to Mr. Burke for the prior two years or (b) in the event of termination or replacement as President, the aggregate of the base salary and bonus received by Mr. Burke for the two full calendar years prior to termination.

In the event of termination in connection with a Change of Control, Mr. Burke will receive a discounted lump sum equal to the amount of base salary due for the greater of (i) the remainder of the term of his employment agreement or (ii) twelve months.

In the event of termination due to disability or death, Mr. Burke or his estate, as applicable, will receive a discounted lump sum equal to base salary for the lesser of 18 months or the remaining term of the employment agreement. The values included in the table above relating to cash severance payments are the total amount, with no discount applied.

(4)

In the event of termination for Good Reason in connection with a Change of Control or due to disability or death, Mr. Burke or his estate, as applicable, is eligible to receive, at the CEO’s discretion, a bonus payment for the year in which such event occurred. The estimate of the potential bonus that could be due to Mr. Burke is based on the actual bonus paid for 2012 assuming the CEO would not exercise his authority to reduce such bonus.

(5)

The acceleration of vesting of restricted stock, if any, is governed under the terms of the grant agreements for the restricted stock. In general, all restricted stock will vest if Mr. Burke’s employment terminates due to disability or death or by the Company for any reason other than Cause (as defined in the restricted stock grant agreement), or upon a Change of Control (as defined in the 2008 Flexible Incentive Plan). Amounts in the table above represent the intrinsic value of unvested restricted stock as of December 31, 2012.

(6)

The acceleration of vesting of stock options, if any, is governed under the terms of Mr. Burke’s option agreement governing the grants. In general, all option grants will vest if Mr. Burke’s employment is terminated in the event of disability or death. In addition, under Mr. Burke’s option agreement, options will vest in the event of involuntary termination without Cause, termination for Good Reason, or termination in connection with a Change of Control. Amounts in the table above represent the intrinsic value of unvested options as of December 31, 2012.

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Barry J. Cook

General

Pursuant to the terms of his service agreement, effective January 1, 2009, as renewed on March 30, 2012, Mr. Cook serves as an Executive Vice President of HCC and Chief Executive Officer of HCC Insurance Holdings (International) Limited with oversight for our international operations. Mr. Cook’s employment agreement expires on March 31, 2016. Under the terms of the service agreement, either party may terminate the agreement without cause on six months’ notice; provided, however, that in the event we terminate the agreement without cause, we must pay Mr. Cook’s base salary and benefits through the end of the term. Mr. Cook received a salary of $877,922 (£543,000) in 2012. In addition, Mr. Cook is eligible to receive annual cash and/equity bonuses at the discretion of our Compensation Committee. Mr. Cook is also entitled to certain perquisites, including supplemental medical coverage and Company-provided life insurance. Mr. Cook has agreed to certain provisions relating to non-competition (for one year post-termination), confidentiality and non-solicitation of customers and employees (for one year post-termination) if his agreement is terminated.

Benefits upon the Occurrence of Certain Termination Events

In addition to the amounts listed below, Mr. Cook is entitled to all accrued compensation, unreimbursed expenses and other benefits through the date of termination in the event of his termination. All amounts have been converted to U.S. dollars from British pounds sterling at the rate of 1.6168.

Element	Voluntary Resignation or Retirement ($)(1)	Involuntary Termination for Cause ($)(2)	Involuntary Termination by HCC without Cause ($)(1)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)	Termination in the Event of Disability ($)(3)	Termination in the Event of Death ($)
Cash Severance Payment(4)	—	—	2,853,248	2,853,248	—	—
Bonus Payment	—	—	—	—	—	—
Continued Health Coverage(5)	—	—	16,962	16,962	—	—
Restricted Stock Awards(6)	—	—	1,085,044	2,909,078	1,457,092	1,457,092
Stock Option Awards(7)	—	—	—	327,000	327,000	327,000
Other(8)	—	—	94,247	94,247	—	—
TOTAL	—	—	4,049,501	6,200,535	1,784,092	1,784,092

(1)

Mr. Cook’s employment may be terminated by either party upon six months’ notice. However, if the Company terminates Mr. Cook’s employment for any reason other than for Cause, Mr. Cook will receive his base salary and benefits for the remainder of the term.

(2)

“For Cause” is not defined in Mr. Cook’s service agreement. However, under the agreement, Mr. Cook may be subject to summary termination upon the occurrence of certain events, which are set forth in detail in the service agreement.

(3)

We may summarily terminate Mr. Cook’s service agreement if he becomes incapacitated from effectively performing his duties for a period of 180 days in any twelve-month period.

(4)

In the event we terminate Mr. Cook’s employment other than for Cause, Mr. Cook will receive a lump sum equal to his annual salary for the longer of the remainder of the term of the service agreement or 6 months.

(5)

In the event we terminate Mr. Cook’s employment other than for Cause, Mr. Cook will receive medical coverage for the longer of the remainder of the service agreement term or 6 months.

(6)

The acceleration of vesting of restricted stock, if any, is governed under the terms of the grant agreements for the restricted stock. In general, all restricted stock will vest upon a Change of Control (as defined in the 2008 Flexible Incentive Plan). The time-vesting restricted stock will vest if Mr. Cook’s employment terminates due to disability or death or for any reason other than Cause (as defined in the restricted stock grant agreement). In addition, the performance-vesting restricted stock will vest pro-rata for the portion of the performance period in which Mr. Cook was employed in the case of his termination by death or disability. Amounts in the table above represent the intrinsic value of unvested restricted stock as of December 31, 2012.

(7)

The acceleration of vesting of stock options, if any, is governed under the terms of Mr. Cook’s option agreement governing the grants. In general, all option grants will vest if Mr. Cook’s employment is terminated in the event of disability or death. In addition, under Mr. Cook’s option agreement, options will vest in connection with a Change of Control. Amounts in the table above represent the intrinsic value of unvested options as of December 31, 2012.

(8)

In the event we terminate Mr. Cook’s employment other than for Cause, Mr. Cook will receive Company-provided life insurance for the longer of the remainder of the service agreement term or 6 months.

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Craig J. Kelbel

General

Pursuant to the terms of his employment agreement, effective March 1, 2007, as amended March 30, 2012, Mr. Kelbel serves as Executive Vice President of HCC and President and Chief Executive Officer of HCC Life Insurance Company with oversight for our accident and health operations. His employment agreement expires on January 31, 2015. Mr. Kelbel receives an annual base salary of $750,000. Mr. Kelbel is eligible to receive bonus compensation under the 2008 Flexible Incentive Plan. If Mr. Kelbel is not a participant under our 2008 Flexible Incentive Plan, he is eligible to receive annual cash and/or equity bonuses at the discretion of our Compensation Committee. Mr. Kelbel and his qualified beneficiaries are entitled to extended medical coverage after termination (other than voluntary resignation or retirement or for Cause) of his employment at Company expense. The benefits continue, in general, in the case of Mr. Kelbel and his spouse, until Mr. Kelbel or his spouse becomes eligible for Medicare, or, in the case of Mr. Kelbel’s qualified beneficiaries, until the date such person would have ceased to be eligible for coverage under our group health plan had Mr. Kelbel remained an employee. Mr. Kelbel is also entitled to certain other perquisites, including use of a Company-owned golf club membership. The agreement provides that upon Mr. Kelbel’s retirement or upon termination for any reason other than Cause, Mr. Kelbel will serve HCC as a consultant for a period equal to the number of whole years after January 1, 2002 in which Mr. Kelbel was a full-time employee of HCC and will receive an annual consulting fee of $75,000. Mr. Kelbel has agreed to certain provisions relating to non-competition (for two years post-termination), confidentiality, and non-solicitation of customers and employees (for two years post-termination) if his employment agreement is terminated.

Benefits upon the Occurrence of Certain Termination Events

In addition to the amounts listed below, Mr. Kelbel is entitled to all accrued compensation, unreimbursed expenses, and other benefits through the date of termination in the event of his termination.

Element	Voluntary Resignation or Retirement ($)	Involuntary Termination for Cause ($)	Involuntary Termination by HCC without Cause ($)	Termination by Executive for Good Reason ($)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)(1)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)
Cash Severance Payment(2)	—	—	1,617,500	1,617,500	1,617,500	1,164,600	1,164,600
Consulting Fee Payment(3)	825,000	—	825,000	825,000	825,000	825,000	825,000
Bonus Payment(4)	—	—	1,200,000	1,200,000	1,200,000	1,200,000	1,200,000
Continued Health Coverage(5)	—	—	177,880	177,880	177,880	177,880	127,033
Restricted Stock Awards(6)	—	—	1,397,794	—	1,397,794	1,397,794	1,397,794
TOTAL	825,000	—	5,218,174	3,820,380	5,218,174	4,765,274	4,714,427

(1)

Includes a material change in the nature or status of Mr. Kelbel’s duties within 12 months following a Change of Control.

(2)

In the event of termination without Cause, termination for Good Reason, or termination in connection with a Change of Control, Mr. Kelbel will receive a discounted lump sum equal to (i) the amount of base salary due for the remainder of the term of the employment agreement plus (ii) an amount, in lieu of benefits other than medical, equal to $2,200 times the number of months remaining in the term.

In the event of termination due to death or disability, Mr. Kelbel or his estate, as applicable, will receive a discounted lump sum equal to (i) the amount of base salary due for the lesser of 18 months or the remainder of the term of the employment agreement, and (ii) an amount, in lieu of benefits other than medical, equal to $2,200 times the lesser of 18 months or the number of months remaining in the term of the employment agreement.

The values included in the table above relating to cash severance payments are the total amount, with no discount applied.

(3)

In the event of termination without Cause, termination for Good Reason, or termination in connection with a Change of Control, Mr. Kelbel will receive the consulting fee that would have been earned had he provided consulting services for the entire consulting period. In addition, in the event of termination for any other reason than with Cause, although no payment will be due at termination, we have agreed to retain Mr. Kelbel as a consultant after the date of such termination for a period equal to the number of whole years between January 1, 2002 and the date of termination. The values included in the table above relating to consulting fee payments are the total amount, with no discount applied.

(4)

In the event of termination without Cause, termination for Good Reason, termination in connection with a Change of Control, or termination due to death or disability, Mr. Kelbel or his estate, as applicable, will receive any bonus that would have been payable under the 2008 Flexible Incentive Plan. The estimate of the potential bonus under the 2008 Flexible Incentive Plan that could be due to Mr. Kelbel is based on the actual bonus paid for 2012 assuming the Compensation Committee would not exercise its authority to reduce such bonus.

(5)

In the event of termination for any reason other than voluntary termination by Mr. Kelbel or termination for Cause, Mr. Kelbel and/or his qualified beneficiaries are entitled to receive continued health coverage through COBRA at Company expense for as long as such coverage is available and thereafter shall receive reimbursement for a comparable individual policy or for coverage through an employer plan for a period commencing on the date COBRA coverage ends and ending on, (i) in the case of Mr. Kelbel or his spouse, the dates he or she becomes eligible for Medicare coverage or, (ii) in the case of Mr. Kelbel’s qualified beneficiaries, the dates they would have ceased to be eligible for coverage under our health plans had Mr. Kelbel remained an employee. The following assumptions have been used to calculate the value of the expected benefits: coverage is provided for health care premiums for Mr. Kelbel and his spouse until Mr. Kelbel becomes eligible for Medicare, initial average annual cost of coverage of $14,012 for two adults or $7,396 for individual coverage, and 4.48% annual health insurance premium trend.

(6)

The acceleration of vesting of restricted stock, if any, is governed under the terms of the grant agreements for the restricted stock. In general, all restricted stock will vest if Mr. Kelbel’s employment terminates due to disability or death or by the Company for any reason other than Cause (as defined in the restricted stock grant agreement), or upon a Change of Control (as defined in the 2008 Flexible Incentive Plan). Amounts in the table above represent the intrinsic value of unvested restricted stock as of December 30, 2012.

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AUDIT COMMITTEE REPORT

The Audit Committee is composed of three Independent Directors and acts under a written charter adopted by the Board of Directors. The Audit Committee consists of Dr. Flagg (Chairperson), Mr. Duer and Mr. Thomas.

The Audit Committee is responsible for overseeing HCC’s financial reporting process on behalf of the Board of Directors. The Audit Committee has the sole responsibility for the appointment and retention of HCC’s independent registered public accounting firm and the approval of all audit and other engagement fees. The Audit Committee meets periodically with management, the internal auditors and the independent registered public accounting firm regarding accounting policies and procedures, audit results and internal accounting controls. The internal auditors and the independent registered public accounting firm have free access to the Audit Committee, without management’s presence, to discuss the scope and results of their audit work.

HCC’s management is primarily responsible for its consolidated financial statements and the quality and integrity of the reporting process, including establishing and maintaining systems of internal control over financial reporting and assessing the effectiveness of those controls. The independent registered public accounting firm PricewaterhouseCoopers LLP is responsible for auditing those financial statements and for expressing an opinion on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America and on whether HCC maintained effective internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2012 and management’s report of the effectiveness of HCC’s system of internal control over financial reporting with HCC’s management and representatives of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the independent registered public accounting firm with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from HCC and HCC’s management, and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee has also considered the compatibility of non-audit services, primarily tax activities, provided by the independent registered public accounting firm with such firm’s independence.

PricewaterhouseCoopers LLP audited the financial records of HCC and its subsidiaries for the year ended December 31, 2012 and has served as HCC’s independent registered public accounting firm since 1987. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

In reliance on its review of the audited consolidated financial statements, the review of the report of management on the effectiveness of HCC’s internal control over financial reporting, the discussions referred to above and the receipt of the written disclosures referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in HCC’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

Submitted by the Audit Committee:

James C. Flagg, Ph.D., Chairperson

Walter M. Duer

J. Mikesell Thomas

The Audit Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Audit Committee report by reference therein.

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STOCK OWNERSHIP INFORMATION

Principal Stockholder and Beneficial Ownership

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by (a) each of our Named Executive Officers, (b) each of our directors and director nominees and (c) all of our directors and executive officers as a group, and (d) each person known to own beneficially more than 5% of our common stock.

The number of shares and percentage of beneficial ownership set forth below are based on shares of our common stock issued and outstanding. As of April 1, 2013, the number of shares of common stock outstanding was 100,467,814.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	(2)	Percent of Common Stock Outstanding (3)
Directors, Director Nominees, and Named Executive Officers(1)
Emmanuel T. Ballases	3,740		*
Judy C. Bozeman	—	(4)	*
Frank J. Bramanti	342,012	(5)	*
William N. Burke	43,985	(6)	*
Barry J. Cook	85,230		*
Walter M. Duer	21,373.48	(7)	*
James C. Flagg, Ph.D.	15,867		*
Thomas M. Hamilton	4,000	(8)	*
Leslie S. Heisz	—	(9)	*
Brad T. Irick	40,439	(10)	*
Craig J. Kelbel	41,065		*
John N. Molbeck, Jr.	212,583	(11)	*
Robert A. Rosholt	35,125		*
J. Mikesell Thomas	2,540		*
Christopher J.B. Williams	141,330		*
All directors and executive officers as a group (19 persons)	1,249,132		1.2%
Other 5% Beneficial Owners
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	7,461,670	(12)	7.4%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	6,369,648	(13)	6.3%
Eaton Vance Management 2 International Place Boston, MA 02110	5,981,613	(14)	6.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,381,703	(15)	5.4%

*

Less than 1%.

(1)

The address for the directors, director nominees and Named Executive Officers is 13403 Northwest Freeway, Houston, TX 77040-6094.

(2)

Directors and executive officers have sole voting and investment powers of the shares shown unless otherwise indicated.

(3)

The calculation of this percentage assumes for each person:

•

100,467,814 shares of common stock are issued and outstanding as of April 1, 2013 plus, as to that person only, such number of shares that may be acquired by that person as a result of the following two bullet points:

•

The acquisition by such person of all shares that may be acquired upon the exercise of options to purchase shares that have vested or will vest by May 31, 2013; and

•

The acquisition by such person of all shares that may be acquired upon the vesting of restricted stock between April 1, 2013 and May 31, 2013.

(4)

Does not include 10,030.29 shares of common stock that Ms. Bozeman has elected to defer under the Director DCP.

(5)

Includes (i) 1,125 shares owned by Mr. Bramanti’s wife in trust for their children and (ii) 1,234 shares owned by Mr. Bramati’s children. Mr. Bramanti disclaims beneficial ownership of the 2,359 shares in (i) and (ii).

(6)

Includes 20,000 shares that Mr. Burke has the right to acquire upon the exercise of options that have vested or will vest by May 31, 2013.

(7)

Includes 2,006.48 shares owned by a family limited partnership.

(8)

Does not include 14,261.79 shares of common stock that Mr. Hamilton has elected to defer under the Director DCP.

(9)

Does not include 6,669.97 shares of common stock that Ms. Heisz has elected to defer under the Director DCP.

(10)

Includes 10,000 shares that Mr. Irick has the right to acquire upon the exercise of options that have vested or will vest by May 31, 2013.

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(11)

Includes 106,421 performance-vesting shares that will not vest on May 31, 2013 due to the Company’s performance over the applicable performance period.

(12)

Based on a review of a Schedule 13G report filed on February 8, 2013, T. Rowe Price Associates, Inc. beneficially owned 7,461,670 shares as of December 31, 2012 with sole voting power as to 1,634,490 shares, shared voting power as to zero shares, sole dispositive power as to 7,461,670 shares and shared dispositive power as to zero shares. T. Rowe Price Associates, Inc. states that the securities are owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities.

(13)

Based on a review of a Schedule 13G/A report filed on February 6, 2013, BlackRock, Inc. beneficially owned 6,369,648 shares as of December 31, 2012 with sole voting power as to 6,369,648 shares, shared voting power as to zero shares, sole dispositive power as to 6,369,648 shares and shared dispositive power as to zero shares. The Schedule 13G/A states that various persons have the right to receive, or power to direct the receipt of, dividends from or the proceeds from the sale of our common stock, but that no one person’s interest in our common stock is more than 5% of the total outstanding.

(14)

Based on a review of a Schedule 13G/A report filed on January 29, 2013, Eaton Vance Management beneficially owned 5,981,613 shares as of December 31, 2012 with sole voting power as to 5,981,613 shares, shared voting power as to zero shares, sole dispositive power as to 5,981,613 shares and shared dispositive power as to zero shares.

(15)

Based on a review of a Schedule 13G report filed on February 12, 2013, The Vanguard Group beneficially owned 5,381,703 shares as of December 31, 2012 with sole voting power as to 72,926 shares, shared voting power as to zero shares, sole dispositive power as to 5,313,177 shares and shared dispositive power as to 68,526 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, as defined under the Exchange Act, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and changes in ownership with the SEC. Such executive officers, directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2012, with the exception of Mr. Cook who filed a late Form 4 on March 19, 2012 due to a clerical oversight.

OTHER BUSINESS

The Board of Directors has no knowledge of any other matter to be submitted at the 2013 Annual Meeting. If any other matter shall properly come before the annual meeting, the persons named in this Proxy Statement will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be presented for consideration at the 2014 Annual Meeting of Stockholders and to be included in our Proxy Statement for such meeting must be in proper form and received by our Secretary at HCC’s principal executive offices by the close of business on December 13, 2013. We recommend that a proponent submit any proposal by Certified Mail, Return Receipt Requested and that all proposals should be sent to the attention of the Secretary.

Stockholder proposals submitted outside of the procedure set forth above, which will not be included in our Proxy Statement, including nominations for directors, must be mailed to HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040-6094, ATTN: Secretary, and must be received by the Secretary no earlier than December 13, 2013 and no later than January 13, 2014. If the proposal is received after that date, our proxy for the 2014 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2014 Annual Meeting. With respect to the nomination of directors, refer to “Candidates for the Board — Stockholder Recommendations,” which requirements will also apply.

Nothing in this section shall be deemed to require us to:

•

permit presentation of a stockholder proposal; or

•

include in our proxy materials relating to our 2014 Annual Meeting any stockholder proposal that does not meet all of the requirements for such presentation or inclusion contained in our Bylaws and/or state and federal securities laws and regulations in effect at that time.

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HOUSEHOLDING

The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. In order to take advantage of this opportunity, we, and banks and brokerage firms that hold your shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. We will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040-6094, ATTN: Investor Relations. You may also obtain a copy of the proxy statement and annual report under the Financials portion of the Investor Relations section on our website at www.hcc.com. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner. If you are the beneficial owner, but not the record holder, of the Company’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, including the consolidated financial statements and schedules thereto, but not the exhibits. Requests for copies of such report should be directed to Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040-6094. Copies of any exhibit to the Form 10-K will be forwarded upon receipt of a written request so addressed.

For the date, time and location of the 2013 Annual Meeting and an identification of the matters to be voted upon at the 2013 Annual Meeting, please see the “Notice of Annual Meeting of Stockholders.” For the Board’s recommendations regarding those matters, please refer to “Proposal Number 1 — Election of Directors,” “Proposal Number 2 — Advisory Vote on Executive Compensation,” “Proposal Number 3 — Ratification of Our Independent Registered Public Accounting Firm for 2013,” “Proposal Number 4 — Approval of the HCC Insurance Holdings, Inc. 2013 Employee Stock Purchase Plan,” and “Proposal Number 5 — Re-approval of the Material Terms of the Performance Goals under the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan.”

EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON IS URGED TO EXECUTE THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR SUBMIT THE PROXY BY TELEPHONE, MOBILE DEVICE OR INTERNET. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

April 12, 2013	By Order of the Board of Directors,

Randy D. Rinicella Senior Vice President, General Counsel and Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2013
The Company’s 2013 Notice of Annual Meeting and Proxy Statement, 2012 Annual Report and other proxy materials are available under the “Investor Relations” tab on our website at www.hcc.com.

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APPENDIX A    HCC INSURANCE HOLDINGS, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN

Article I    Purpose

The HCC Insurance Holdings, Inc. 2013 Employee Stock Purchase Plan (the “Plan”) is intended to encourage ownership of Common Stock of the Company by all Eligible Employees and to provide incentives for them to exert maximum efforts for the success of the Company. By extending to Eligible Employees the opportunity to acquire proprietary interests in the Company and to participate in its success, the Plan may be expected to benefit the Company and its shareholders by making it possible for the Company to attract and retain qualified employees. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986 (the “Code”).

Article II    Definitions

For purposes of the Plan, the following terms shall have the following meanings:

2.1

“Board” means the Board of Directors of the Company.

2.2

“Committee” means the Compensation Committee of the Board.

2.3

“Common Stock” means the Common Stock, $1.00 par value per share, of the Company.

2.4

“Company” means HCC Insurance Holdings, Inc., a Delaware corporation, and its successors by operation of law.

2.5

“Compensation” means the base salary received from the Company and/or Subsidiaries.

2.6

“Eligible Employee” means an Employee eligible to participate in the Plan under the terms of Article V.

2.7

“Employee” means an employee of the Company or a Subsidiary, provided that he or she is eighteen (18) years of age or older and has been employed for at least thirty (30) days with the Company or a Subsidiary prior to the beginning of the applicable Offering Period. An individual who has been classified by the Company or a Subsidiary as an independent contractor shall not qualify as an “Employee” for purposes of the Plan, unless a court or governmental agency determines that the individual is an “Employee” for purposes of Treas. Reg. § 1.421-1(h).

2.8

“Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, with respect to any class or series of outstanding shares of Common Stock, the Closing Price for such Common Stock on such date. The “Closing Price” on any date shall mean the closing price for such Common Stock or, in case no such sale takes place on such day, the closing price for such Common Stock on the last preceding trading day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Common Stock is listed or admitted to trading or, if such Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Common Stock selected by the Board or, in the event that no trading price is available for such Common Stock, the market value of the Common Stock, as determined in good faith by the Board.

2.9

“Offering Date” means the first business day of each Offering Period.

2.10

“Offering Period” means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined pursuant to Article V.

2.11

“Participant” means an Eligible Employee that elects to participate in the Plan, as described in Article V.

2.12

“Plan Administrator” means the Committee and the individual or individuals appointed by the Committee under Section 4.1.

2.13

“Purchase Date” means the last day of each Offering Period.

2.14

“Subsidiary” means any corporation in which the Company controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock and which has been designated by the Committee as a corporation whose employees may participate in this Plan.

2.15

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

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Article III     Stock Subject to The Plan

Subject to adjustment from time to time as provided in Article VII, the total number of shares of Common Stock which may be issued under the Plan is 2,000,000, which may be unissued shares, treasury shares or shares bought on the market.

Article IV    Administration

4.1

The Plan shall be administered by the Committee. The Committee may delegate administrative matters relating to the Plan (for the avoidance of doubt, including its authority under Section 4.2(a) of this Plan, but excluding its authority under Section 4.2(b) of this Plan), to such of the Company’s officers or employees as the Compensation Committee so determines.

4.2

The Plan Administrator shall have the plenary power, subject to and within the limits of the express provisions of the Plan:

(a)

to construe and interpret the Plan and to establish, amend, and revoke rules and regulations for its administration, including determining all questions of policy and expediency that may arise, and correcting any defect, supplying any omission, reconciling any inconsistency and interpreting or resolving any ambiguity in the Plan or in any instrument associated with the Plan in a manner and to the extent it shall deem necessary or appropriate to operation of the Plan; and

(b)

to the extent not provided in this Plan, to establish the terms under which Common Stock may be purchased, including but not limited to: the purchase price of Common Stock, the commencement date of an Offering Period, the duration of an Offering Period, the number of Offering Periods per year, the minimum and maximum amount of contributions allowable per Participant in an Offering Period, and the number of shares purchasable in an Offering Period.

4.3

The Plan Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Plan Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not in the Plan.

4.4

The Plan Administrator may adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and shall be deemed to be outside the scope of Section 423 of the Code unless the terms of the sub-plan provide to the contrary. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Article III, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. The Plan Administrator shall not be required to obtain the approval of stockholders prior to the adoption, amendment or termination of any sub-plan unless required by the laws of the foreign jurisdiction in which Eligible Employees participating in the sub-plan are located.

Article V    Eligibility and Participation

The persons eligible to participate in the Plan (Eligible Employees) shall consist of all Employees of the Company and/or a Subsidiary formed in the United States who are eighteen (18) years of age or older, and who have been employed by the Company for at least thirty (30) days prior to the beginning of the applicable Offering Period. Contract and temporary staff are not eligible to participant in the plan.

Unless and until the Plan Administrator determines otherwise, there will be consecutive Offering Periods (each with approximately six months in duration) with a new Offering Period commencing on the first Trading Day on or after September 16 and ending on the last Trading Day on or before the following March 15, and the next Offering Period commencing on the first Trading Day on or after March 16 and ending on the last Trading Day on or before the following September 15. In order to participate in the Plan for a particular Offering Period, an Eligible Employee must complete the required enrollment forms and file such forms with the Plan Administrator or its designee no later than the due date prescribed by the Plan Administrator. The enrollment forms will include a payroll deduction authorization directing the Company to make payroll deductions from the Participant’s Compensation, designated in whole percentages, at a rate of not less than one percent (1%) of such Compensation and not to exceed fifteen percent (15%), of such Compensation per pay period (unless and until, in each case, the Plan Administrator determines otherwise), for purposes of acquiring Common Stock under the Plan. A Participant may discontinue his or her participation in the Plan as provided in Section 6.4. A Participant may not increase or decrease the rate of his or her payroll deductions during the Offering Period, except that a Participant may decrease the rate of his or her payroll deduction to 0% during the Offering Period by notifying the Plan Administrator or its designee by the due date specified by the Plan Administrator. The Plan Administrator may, in its discretion, change the number of deduction rate changes allowed during any Offering Period. The change in rate shall be effective with the first full payroll period following ten (10) business days after the Company’s receipt of the new deduction authorization form unless the Company elects to process a given change in participation more quickly. Unless the Plan Administrator provides otherwise, a Participant’s deduction authorization will continue in effect from Offering Period to Offering Period, unless the Participant ceases participation in the Plan or elects a different rate by filing the appropriate form with the Plan Administrator on the due date designated by the Plan Administrator prior to the first day of the Offering Period for which the new rate is to become effective. Payroll deductions, however, will automatically cease upon termination of the Participant’s right to purchase Common Stock under this Plan.

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Article VI    Terms and Conditions

An Eligible Employee who participates in this Plan for a particular Offering Period will have the right to acquire Common Stock upon the terms and conditions set forth in this Plan, and must enter into an agreement (which may be the payroll deduction authorization) with the Company setting forth such terms and conditions and such other provisions, not inconsistent with the Plan, as the Plan Administrator may deem advisable.

6.1

Purchase Price. Unless and until the Plan Administrator determines otherwise, the purchase price per share for an Offering Period will be eighty-five percent (85%) of the Market Value of the Common Stock on the Offering Date or on the Purchase Date, whichever is lower. In no event shall the purchase price be less than the lesser of (i) eighty-five percent (85%) of the Market Value of the Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Market Value of the Common Stock on the Purchase Date.

6.2

Number of Shares. The number of shares purchasable per Participant per Offering Period will be the number of shares obtained by dividing the amount collected from the Participant through payroll deductions during that Offering Period by the purchase price in effect for such Offering Period. Subject to Section 6.11, unless and until the Plan Administrator determines otherwise, the maximum number of shares that may be purchased by an Eligible Employee with respect to an Offering Period is 1,500 shares.

6.3

Payroll Deductions. The amounts collected from a Participant through payroll deductions will be credited to the Participant’s individual account maintained on the Company’s books, but no separate account will actually be established to hold such amounts. Interest will not be credited or paid on any amounts held for, credited or recorded, refunded or otherwise paid over to, for or on behalf of a Participant. The amounts collected from each Participant may be commingled with the general assets of the Company and may be used for any corporate purpose.

6.4

Termination of Purchase Rights. A Participant may, through notification to the Plan Administrator or its designee by the due date specified by the Plan Administrator prior to the close of the Offering Period, terminate his or her outstanding purchase right and receive a refund of the amounts deducted from his or her earnings under the terminated right. The Participant will not be eligible to rejoin the Offering Period following the termination of the purchase right and will have to re-enroll in the Plan in accordance with the requirements outlined in Article VI should he or she wish to resume participation in a subsequent Offering Period.

6.5

Termination of Employment. If a Participant ceases to be an Employee for any reason during an Offering Period, his or her outstanding purchase right will immediately terminate and all sums previously collected from the Participant under the terminated right will be refunded.

6.6

Exercise. Each outstanding purchase right will be exercised automatically as of the last day of the Offering Period. The exercise of the purchase right is to be effected by applying the amount credited to each Participant’s account on the last day of the Offering Period to the purchase of shares of Common Stock at the purchase price in effect for the Offering Period. No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a whole share shall be retained in the Participant’s account for the subsequent Offering Period or returned to the Participant at the discretion of the Committee. No purchase rights granted under the Plan may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended to date and the Plan is believed by the Plan Administrator to be in material compliance with all applicable federal, state, foreign, and other securities and other laws applicable to the Plan. If, on the Purchase Date during any Offering Period hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no purchase rights granted under the Plan or any Offering Period shall be exercisable on such Purchase Date. If, on the Purchase Date under any Offering Period hereunder, the shares of Common Stock are not registered and the Plan is not in such compliance, purchase rights granted under the Plan which are not in compliance shall not be exercisable and all payroll deductions and/or other contributions accumulated during the Offering Period shall be refunded to the Participants, unless the Plan Administrator determines to extend the Offering Period. The provisions of this Section 6.6 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

6.7

Proration of Purchase Rights. Should the total number of shares of Common Stock for which the outstanding purchase rights are to be exercised on any particular date exceed the number of shares then available for issuance under the Plan, the available shares will be allocated pro-rata on a uniform and non-discriminatory basis, and any amounts credited to the accounts of Participants will, to the extent not applied to the purchase of Common Stock, be promptly refunded.

6.8

Rights as Stockholder. A Participant will have no rights as a stockholder with respect to shares subject to any purchase right held by such individual under the Plan until that right is exercised and Common Stock is credited to the Participant’s account. No adjustments will be made for any dividends or distributions for which the record date is prior to such date.

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6.9

Receipt of Stock. As soon as practicable after the end of the Offering Period, the Participant will be entitled to receive either a stock certificate for the number of purchased shares or confirmation from a broker designated by the Company that the Participant’s account at the broker has been credited with the number of purchased shares.

6.10

Assignability. No purchase right granted to a Participant will be assignable or transferable and a purchase right will be exercisable only by the Participant.

6.11

Limitations. Payroll deductions for purchase rights during a calendar year shall cease when such deductions for a Participant exceed $25,000 (or such other maximum as may be prescribed from time to time by the Code) in accordance with the provisions of Section 423(b)(8) of the Code. No Participant shall be granted a right to purchase Common Stock under this plan:

(a)

if such Participant, immediately after his or her election to purchase the Common Stock, would own stock possessing more than five percent of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary, computed in accordance with Section 423(b)(3) of the Code; or

(b)

if under the terms of the Plan the rights of the Participant to purchase stock under this and all other qualified employee stock purchase plans of the Company would accrue at a rate which exceeds $25,000 of market value of the Common Stock (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time.

6.12

No Right to Continued Employment. Nothing in this Plan or in any purchase right under the Plan shall confer on any Employee any right to continue in the employment of the Company or any of its Subsidiaries or to interfere in any way with the right of the Company or any of its Subsidiaries to terminate his or her employment at any time.

Article VII     Adjustment in Number of Shares and in Purchase Price

In the event there is any change in the shares of the Company through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the Committee shall make appropriate adjustments in the number of shares available for purchase under the Plan, as well as the shares subject to purchase rights and purchase price thereof, and shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances, and its determination shall be final, binding and conclusive.

Article VIII    Amendment of the Plan

The Committee at any time, and from time to time, may amend the Plan, provided, that no amendment will be made without shareholder approval, where such approval is required under Section 423 of the Code or other applicable laws or regulations, including the rules and regulations of any applicable securities exchange.

The rights and obligations with respect to purchase rights at any time outstanding under the Plan may not be altered or impaired by any amendment of the Plan, except (a) with the consent of the person to whom such purchase rights were granted, (b) as necessary to comply with any laws or regulations, or (c) as necessary to ensure that the Plan and/or purchase rights granted under the Plan comply with the requirements of Section 423 of the Code.

Article IX    Termination or Suspension of Plan

The Committee may at any time suspend or terminate the Plan, but no such action may adversely affect the Participants’ rights and obligations with respect to purchase rights which are at the time outstanding under the Plan, except (a) with the consent of the person to whom such purchase rights were granted, (b) as necessary to comply with any laws or regulations, or (c) as necessary to ensure that the Plan and/or purchase rights granted under the Plan comply with the requirements of Section 423 of the Code. No Offering Period may commence while the Plan is suspended or after it is terminated.

Article X    Governing Law

To the extent not preempted by federal law, the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Article XI    Effective Date

This Plan was adopted by the Board on March 13, 2013, subject to approval by the Company’s stockholders in accordance with Section 423 of the Code.

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APPENDIX B    HCC INSURANCE HOLDINGS, INC. 2008 FLEXIBLE INCENTIVE PLAN

1.    Purpose and Effect on Former Plans

1.1

Purpose. The purposes of the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan are to promote the interests of the Company and its Subsidiaries and Shareholders by enabling the Company to attract, motivate and retain employees, directors, consultants, and other service providers by offering such employees, directors, consultants, and service providers performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the Shareholders and promote the Company’s long-term growth and success. To achieve these purposes, Participants may receive stock options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Dividend Equivalent Rights and any other Awards, or any combination thereof, subject to the terms of the Plan set forth herein.

1.2

Effect on Former Plans. If the Plan is approved by the Board and the Shareholders in accordance with Section 15.1, the Former Plans shall terminate as of the Initial Effective Date, no further awards shall be made under the Former Plans after such date, and Shares reserved for issuance under such Former Plans shall become available for future awards under this Plan as of the Initial Effective Date in accordance with Section 4.1.

2.    Definitions

As used in the Plan, the following terms shall have the meanings set forth below unless the context clearly requires otherwise:

2.1

“Award” shall mean the grant of a stock option, Stock Appreciation Right, Restricted Stock, Performance Award, Dividend Equivalent Right or any other award under the Plan.

2.2

“Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

2.3

“Change in Control” shall mean, after the effective date of the Plan, the occurrence of any one or more of the events described below:

(a)

a change in control of the Company that would be required to be reported in response to Item 5.01 of a Form 8-K Current Report of the Company promulgated pursuant to sections 13 and 15(d) of the Exchange Act;

(b)

any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under any employee benefit plan of the Company; an underwriter temporarily holding stock pursuant to an offering of such stock or any company owned, directly or indirectly, by the Shareholders in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(c)

the Shareholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; provided, however, that a Reorganization in which no “person” acquires more than twenty percent (20%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d)

the Shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

2.4

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and any applicable regulations that may be promulgated thereunder.

2.5

“Committee” shall mean the Compensation Committee of the Board, if such a separate committee is appointed by the Board, or, in the absence of such a separate committee, it shall mean the Board. If a separate committee is appointed, then to the extent required by Rule 16b-3 promulgated under the Exchange Act, the Committee members who approve Awards which would otherwise not qualify for an exemption from Rule 16b-3 shall consist of two or more “non-employee directors” as defined by Rule 16b-3. To the extent that Awards are intended to satisfy, and to the extent required to satisfy, the “qualified performance-based compensation” exemption under section 162(m) of the Code, the Committee members who approve Awards shall consist of two or more “outside directors” as defined by such section of the Code. To the extent required to satisfy applicable requirements of the Listing Standards, the Committee members who approve Awards shall meet the independence requirements of such Listing Standards.

2.6

“Common Stock” shall mean the Common Stock, $1.00 par value per share, of the Company.

2.7

“Company” shall mean HCC Insurance Holdings, Inc. and any successor thereto.

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2.8

“Designated Beneficiary” shall mean the beneficiary designated by a Participant, in a manner determined by the Committee, to exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be the Participant’s estate.

2.9

“Disability” shall mean inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. A Participant shall be considered to have a Disability (a) if he is determined to be totally disabled by the Social Security Administration or (b) if he is determined to be disabled under the Company’s long-term disability plan in which he participates and if such plan defines “disability” in a manner that is consistent with the immediately preceding sentence. Subject to the foregoing, determinations of “Disability” shall be made by the Committee in its discretion.

2.10

“Dividend Equivalent Right” shall mean the right of the holder thereof to receive credits based on the dividends or other distributions that would have been received had the Shares covered by the Award been issued and outstanding on the dividend record date.

2.11

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time and any applicable regulations that may be promulgated thereunder.

2.12

“Fair Market Value” shall mean with respect to the Shares, as of any date,

(a)

if the Common Stock is listed for trading on the NYSE, the closing sale price of the Common Stock on such date, as reported on the NYSE composite tape or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(b)

if the Common Stock is not so listed on the NYSE, but is listed on another national securities exchange, the closing sale price of the Common Stock on such date as reported on such exchange, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(c)

if the Common Stock is not listed for trading on a national securities exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of the Common Stock on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(d)

if there is no public market for the Common Stock, the fair market value of the Common Stock as determined (which determination shall be conclusive) in good faith by the Committee, based upon the value of the Company as a going concern, as if such Common Stock were publicly owned stock, but without any discount with respect to minority ownership.

2.13

“Former Plans” shall mean the HCC Insurance Holdings, Inc. 2004 Flexible Incentive Plan as amended and restated and as further amended as of the Initial Effective Date and the HCC Insurance Holdings, Inc. 2001 Flexible Incentive Plan as amended and restated and as further amended as of the Initial Effective Date.

2.14

“Full Value Award” shall mean a grant of Restricted Stock or, to the extent settled in Shares, a grant of Performance Shares, Dividend Equivalent Rights, or any other Award under Section 12.

2.15

“Incentive Stock Option” shall mean any stock option awarded under the Plan which qualifies as an “incentive stock option” under section 422 of the Code or any successor provision.

2.16

“Initial Effective Date” shall mean the initial effective date specified in Section 15.1.

2.17

“Listing Standards” shall mean the applicable listing standards of the NYSE or, if the Common Stock is not listed on the NYSE, of any exchange or self-regulatory organization on which the Common Stock of the Company is then listed.

2.18

“Non-Tandem Stock Appreciation Right” shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a stock option.

2.19

“Non-Qualified Stock Option” shall mean any stock option awarded under the Plan that does not qualify as an Incentive Stock Option.

2.20

“NYSE” shall mean the New York Stock Exchange (or any successor thereto).

2.21

“Optionee” shall mean any Participant who has been granted a stock option under the Plan and who has executed a written Award agreement with the Company reflecting the terms of such grant.

2.22

“Participant” shall mean an individual who is eligible to receive an Award in accordance with Section 5.

2.23

“Performance Award” shall mean any Award hereunder of Shares; Restricted Stock units; units or rights based upon, payable in, or otherwise related to, Shares (including Restricted Stock); or cash of an equivalent value, as the Committee may determine, at the end of a specified performance period established by the Committee.

2.24

“Plan” shall mean the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, as set forth herein and as may be amended from time to time.

2.25

“Pre-tax Income” means that amount equal to the Company’s earnings before income taxes as reported in the Company’s audited consolidated financial statements, excluding (a) any losses from discontinued operations; (b) extraordinary gains and losses, as such items are specifically identified on such audited consolidated financial statements; and (c) the cumulative effect of accounting changes during the fiscal year.

2.26

“Reorganization” shall mean a reorganization or recapitalization of the Company or a similar transaction with respect to the Company.

2.27

“Restricted Stock” shall mean any Award of Shares under the Plan that is subject to restrictions or risk of forfeiture.

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2.28

“Shareholders” shall mean the holders of Shares and/or, to the extent the context requires, other equity securities of the Company.

2.29

“Shares” shall mean shares of the Company’s Common Stock and any shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for such Shares.

2.30

“Stock Appreciation Right” shall mean the right of the holder thereof to receive an amount in cash or Shares equal to the excess of the Fair Market Value of a Share on the date of exercise over the specified exercise price for the right.

2.31

“Subsidiary” shall mean any direct or indirect subsidiary of the Company, and any business venture designated by the Committee in which the Company has a significant interest at the relevant time, as determined in the discretion of the Committee, provided that for all purposes hereunder relating to Incentive Stock Options, “Subsidiary” shall mean a “subsidiary corporation” of the Company at the relevant time, as defined in section 424(f) of the Code.

2.32

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with an Award which is a stock option.

3.    Administration of the Plan

3.1

Committee. The Plan shall be administered and interpreted by the Committee in its discretion.

3.2

Authority. All determinations by the Committee shall be final, conclusive and binding upon the Company and each other affected party. Subject to the provisions of the Plan and directions from the Board, the Committee is authorized to and has the complete power and discretion to:

(a)

determine the persons to whom Awards are to be granted;

(b)

determine the types and combinations of Awards to be granted; the number of Shares to be covered by the Award; the pricing of the Award; the time or times when the Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award, including, without limitation, provisions requiring the forfeiture of Awards and/or gains from Awards if a Participant is terminated for cause or if a Participant or former Participant violates any applicable affirmative or negative covenants regarding confidentiality, non-solicitation, or non-competition;

(c)

conclusively interpret the provisions of the Plan and any agreement, instrument, or other document relating to the Plan (including Award agreements);

(d)

prescribe, amend and rescind the rules and regulations relating to the Plan or make individual decisions as questions arise, or both;

(e)

determine whether, to what extent and under what circumstances to provide loans and/or bonuses from the Company to Participants in connection with the exercise of Awards, and the terms and conditions of such bonuses and/or loans, provided that loans shall not be provided to a Participant to the extent prohibited by applicable law;

(f)

rely upon employees, consultants, and agents and legal counsel of the Company for such administrative, clerical and record keeping duties as may be necessary in connection with the administration of the Plan, including the Committee’s obligations under Section 3.4; and

(g)

make all other determinations and take all other actions necessary or advisable for the administration of the Plan, including the determination of all questions of fact relating to the Plan and Awards.

3.3

Procedures. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. No Committee member shall act as a member of the Committee with respect to any dispute or matter specifically involving the Committee member. If the Committee is unable to act (because a majority of its members are disqualified from acting or abstain from acting) with respect to a matter, the Board shall assume the authority and responsibility of the Committee with respect to such matter. Award grants shall be made only at a meeting of the Committee (which may be held telephonically to the extent permitted by the Committee’s charter or operating guidelines) and not by unanimous written consent. The date of grant of an option shall be the date on which the Compensation Committee determines and approves the number of Shares subject to the option and the material terms of the option Award. Notice of such approval shall be provided to the Optionee within two weeks after the date of grant.

3.4

Legal Compliance. The Committee shall be responsible for ensuring compliance with applicable laws and regulations with respect to the administration and operation of the Plan. The Committee shall establish monitoring mechanisms and guidelines to assist in ensuring such compliance.

3.5

Delegation by the Committee. The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan; provided, however, that the Committee may not delegate its authority to grant Awards. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

3.6

Foreign Participation. To ensure the viability of awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, to the extent permitted by applicable law and to the extent such authority would not adversely affect the Plan, Participants, or Awards, the Committee may approve such supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purposes; provided that, no such supplements, amendments, restatements or alternative versions shall increase the Share limitations contained in Section 4 of the Plan or change the eligibility provisions of Section 5 of the Plan; and provided further than any such supplement, amendment, restatement, or alternative version shall be approved by the Shareholders to the extent required by Section 15.2(b) or 15.2(c).

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3.7

Award Agreements. Each Award granted under the Plan shall be evidenced by a written Award agreement. Each such agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be determined by the Committee, including without limitation, provisions related to the consequences of a Participant’s termination of employment or service with the Company and the Subsidiaries. A copy of such Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign (or otherwise acknowledge receipt of) a copy of the Agreement or a copy of a notice of grant. Each Participant may be required, as a condition to receiving an Award under this Plan, to enter into an agreement with the Company containing such non-compete, confidentiality, and/or non-solicitation provisions as the Committee may adopt and approve from time to time. The provisions of any such agreement may also be included in, or incorporated by reference in, the written Award agreement. The terms of each Award agreement need not be uniform among all Participants or among similarly situated Participants.

4.    Shares Subject to Plan

4.1

Limitations. The Shares issued pursuant to the Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

(a)

Subject to adjustment pursuant to Section 14, the maximum number of Shares that may be issued with respect to Awards under the Plan shall not exceed (1) 4,000,000 plus (2) any and all of the following Shares under the Former Plans: (A) Shares that remain available for grant as awards under the Former Plans as of the Initial Effective Date (including previously granted Shares that have become available again under the Former Plans due to the forfeiture, cancellation, surrender, or expiration of the related award) and (B) Shares represented by awards under the Former Plans that, on or after the Initial Effective Date, are cancelled, forfeited, surrendered or terminated; expire unexercised; or are settled without the delivery of Shares.

(b)

Of the Shares available for issuance under subsection (a) above, one hundred percent (100%) may be, but are not required to be, issued pursuant to Incentive Stock Options.

(c)

Of the Shares available for issuance under subsection (a) above, the maximum number that may be issued pursuant to Full Value Awards shall not exceed (but may be less than) (1) 2,000,000 plus (2) any and all of the following Shares under the Former Plans: (A) Shares that remain available for grant as awards under the Former Plans as of the Initial Effective Date (including previously granted Shares that have become available again under the Former Plans due to the forfeiture, cancellation, surrender, or expiration of the related award) and (B) Shares represented by full value awards under the Former Plans that, on or after the Initial Effective Date, are cancelled, forfeited, surrendered or terminated; expire unexercised; or are settled without the delivery of Shares. For purposes of the preceding sentence, an award under a Former Plan shall be considered a “full value award” if the award would have been a Full Value Award had it been issued under this Plan. Such maximum number of Shares issuable pursuant to Full Value Awards shall be subject to adjustment pursuant to Section 14.

(d)

Until the form of consideration to be paid is finally determined, Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall be counted against the maximum number of Shares that may be issued under the Plan pursuant to subsections (a) — (c) above. If the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a cash settled Performance Award or a stock option granted in tandem with a Stock Appreciation Right that is settled by a cash payment of the stock appreciation, such Shares may again be made the subject of an Award under the Plan. Awards shall not reduce the number of Shares that may be issued pursuant to subsections (a) and (c) above if the settlement of the Award cannot result in the issuance of Shares, such as a Stock Appreciation Right or Performance Award that can be satisfied only by the payment of cash.

(e)

For purposes of applying the limits under subsections (a) — (c) above:

(1)

An option to acquire a Share shall be counted as one Share subject to an Award (regardless of the actual number of Shares issues upon any net exercise).

(2)

Each Stock Appreciation Right that may be settled in Shares shall be counted as one Share subject to an Award (regardless of the actual number of Shares issued upon exercise).

(3)

A combination of Tandem Stock Appreciation Right and stock option, where the exercise of the Tandem Stock Appreciation Right or option results in the cancellation of the other, shall be counted as one Share subject to an Award (regardless of the actual number of Shares issued upon exercise).

(4)

Each Share awarded as Restricted Stock shall be counted as one Share subject to an Award.

(5)

Each other Full Value Award that may be settled in Shares shall be counted as one Share subject to an Award, and if any such Full Value Award is expressed as a dollar amount rather than a number of Shares, the number of Shares shall be determined by dividing the value of the Full Value Award at grant by the Fair Market Value of a Share at grant.

4.2

Changes. To the extent that any Award under the Plan shall be forfeited, cancelled, terminated, or surrendered or shall expire unexercised, in whole or in part, then the number of Shares covered by the Award to the extent forfeited, cancelled, terminated, surrendered, or expired may again be awarded pursuant to the provisions of the Plan without again counting against the limitations specified in Section 4.1. To avoid the possibility of doubt, Sections 4.1(a)(2)(B) and 4.1(c)(2)(B) already provide for the availability for issuance under the Plan of Shares relating to cancelled, forfeited, surrendered, terminated, expired, or non-Share settled awards under the Former Plans.

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5.    Eligibility

An individual shall be eligible to participate in the Plan and receive Awards hereunder if the individual is an employee of the Company or a Subsidiary or if the individual otherwise provides services to the Company or a Subsidiary as an officer, consultant or nonemployee Director or in any other capacity; provided that Incentive Stock Options may only be awarded to individuals who are employees of the Company or a Subsidiary. In making any determination as to persons to whom Awards shall be granted, the type of Award, and/or the number of Shares to be covered by the Award, the Committee shall consider the position and responsibilities of the Participant; his or her importance to the Company and its Subsidiaries; the duties of such person; his or her past, present and potential contributions to the growth and success of the Company and its Subsidiaries; and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

6.    Stock Options

6.1

Grants. The Committee may grant stock options alone or in addition to other Awards granted under the Plan to any Participant. Each person so selected shall be offered an option to purchase the number of Shares determined by the Committee. The Committee shall specify whether such option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms and conditions relating to such Award, including whether the option is exercisable for Restricted Stock rather than unrestricted Shares. Each such person so selected shall have a reasonable period of time within which to accept or reject the offered option, but the grant date shall not be altered or amended depending on the date the Optionee accepts the option. Failure to accept within the period so fixed by the Committee may be treated as a rejection. Each person who accepts an option shall enter into an Award agreement setting forth the terms and conditions of the option (including the extent to which the option is an Incentive Stock Option or Non-Qualified Stock Option), consistent with the provisions of the Plan.

(a)

To the extent that any stock option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such stock option or the portion thereof which does not qualify shall automatically constitute a separate Non-Qualified Stock Option without any further action and notwithstanding the original designation of the option as an Incentive Stock Option. Nothing in this Plan shall be interpreted as a representation, guarantee, or other understanding on the part of the Company that any particular option will be determined to be an Incentive Stock Option under section 422 of the Code. At any time and from time to time, the Optionee and the Company may agree to modify an option agreement so that an Incentive Stock Option may be converted to a Non-Qualified Stock Option.

(b)

The Committee may require that an Optionee meet certain conditions before the option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ or active service of the Company for a stated period or periods of time before the option, or stated portions thereof, may vest or be exercised.

6.2

Option Price. The option exercise price of the Shares covered by each stock option shall be determined by the Committee; provided, however, that the option exercise price of a stock option shall not be less than the greater of (a) the par value of such Shares and (b) one hundred percent (100%) of the Fair Market Value of such Shares on the date of the grant of the stock option. Subject to the provisions of Sections 14 and 16, the exercise price of a stock option issued in accordance with this Plan shall not be adjusted or amended following the issuance of such stock option.

6.3

Incentive Stock Options Limitations.

(a)

To the extent required to comply with section 422 of the Code, in no event shall any person be granted Incentive Stock Options to the extent that the Shares covered by such options (and any Incentive Stock Options granted under any other plans of the Company and its Subsidiaries) that may be exercised for the first time by such person in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the dates on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this subsection be the maximum limitation on options which may be considered Incentive Stock Options under the Code, and this subsection shall be construed and applied in accordance with section 422 of the Code.

(b)

Notwithstanding anything herein to the contrary, in no event shall any Participant owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option hereunder unless (1) the option exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date the Incentive Stock Option is granted and (2) the term of such Incentive Stock Option shall not exceed five (5) years.

6.4

Option Term. Subject to Section 6.3(b) hereof, the term of a stock option shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that no stock option shall be exercisable later than ten (10) years from the date of its grant. Subject to the foregoing, a stock option granted to a Participant who is not an employee of the Company or any Subsidiary shall be exercisable at such time and to such extent (including after termination of such Participant’s service for the Company) as is expressly provided in the Award agreement. The extent to which a stock option that is granted to a Participant who is an employee of the Company or any Subsidiary may be exercised by the Participant or the Participant’s Designated Beneficiary after the Participant’s termination of employment with the Company and all Subsidiaries (including by reason of Disability) shall be determined by the Committee and incorporated into the terms of the applicable Award agreement.

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6.5

Exercise of Stock Options.

(a)

Stock options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a stock option, or any part thereof, shall be evidenced by a written notice to the Company. The purchase price of the Shares as to which an option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

(1)

in cash (including check, bank draft or money order);

(2)

by the delivery of Shares having a Fair Market Value equal to the aggregate purchase price;

(3)

by a combination of cash and Shares; or

(4)

by other consideration deemed acceptable by the Committee in its sole discretion.

Without limiting the authority of the Committee under Section 3.2(e), the Company in its sole and absolute discretion and at or about the time of exercise of a stock option may pay a bonus to the Optionee or, to the extent permitted by applicable law, make a loan available to the Optionee.

(b)

An Optionee shall not have any of the rights of a Shareholder with respect to the Shares covered by a stock option except to the extent that one or more certificates representing such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a Shareholder of record by the Company’s transfer agent, upon due exercise of the option.

7.    Stock Appreciation Rights

7.1

Grants. The Committee may grant to any Participant either Non-Tandem Stock Appreciation Rights or Tandem Stock Appreciation Rights subject to such terms and conditions as the Committee shall impose. A Stock Appreciation Right shall entitle the Participant, within the specified exercise period, to exercise the Stock Appreciation Right and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the exercise date exceeds the specified exercise price, times the number of shares with respect to which the Stock Appreciation Right is exercised. The Committee may provide in the Award agreement for automatic exercise on a certain date, for payment of the proceeds on a certain date, for accelerated vesting and other rights upon the occurrence of events specified in the Award agreement, and/or for exercise periods that do not begin until after a Change in Control or the occurrence of such other event as the Committee may designate. Each Stock Appreciation Right grant shall be evidenced by an Award agreement that shall specify the exercise price, the exercise period, the number of Shares to which the Stock Appreciation Right pertains and such other provisions as the Committee shall determine.

7.2

Exercise Period. Each Stock Appreciation Right shall expire and cease to be exercisable at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary of its grant date. If an Award agreement does not specify an expiration date, the Stock Appreciation Right shall expire on the tenth (10th) anniversary of its grant date, provided that the Stock Appreciation Right may expire earlier as provided in the Award agreement or in the Plan. The extent to which a Stock Appreciation Right that is granted to a Participant may be exercised by the Participant or the Participant’s Designated Beneficiary after the Participant’s termination of employment or service with the Company and all Subsidiaries (including by reason of Disability) shall be determined by the Committee and incorporated into the terms of the applicable Award agreement.

7.3

Exercise Price. The exercise price for each grant of a Stock Appreciation Right shall be determined by the Committee; provided, however, that the exercise price for each Share subject to a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right (or, if greater, 100% of the exercise price of the related stock option in the case of a Tandem Stock Appreciation Right). Subject to the provisions of Sections 14 and 16, the exercise price of a Stock Appreciation Right shall not be adjusted or amended following issuance.

7.4

Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the holder of the related stock option, within the period specified for the exercise of the stock option, to surrender the unexercised stock option, or a portion thereof, and to receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the exercise date exceeds the stock option exercise price per Share, times the number of Shares subject to the option, or portion thereof, which is surrendered.

(a)

Each Tandem Stock Appreciation Right shall be subject to the same terms and conditions as the related stock option, including limitations on transferability and vesting, and shall be exercisable only to the extent such option is exercisable and shall terminate or lapse and cease to be exercisable when the related option terminates or lapses. A Tandem Stock Appreciation Right may be granted at the time of the grant of the related stock option or, if the related stock option is a Non-Qualified Stock Option, at any time thereafter during the term of the stock option.

(b)

A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable; (ii) expires upon the termination of the related Incentive Stock Option; (iii) may not exceed 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised (and otherwise does not have economic and tax consequences upon exercise that are more favorable than exercise of the option followed by an immediate sale of the related Shares); (iv) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option; and (v) may be transferred at, and only at, the times and to the extent the related stock option is transferable.

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(c)

If a Tandem Stock Appreciation Right is granted, there shall be surrendered and canceled from the related option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise under the related option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised.

7.5

Payment. The Committee shall have sole discretion to determine in each Award agreement whether the payment with respect to the exercise of a Stock Appreciation Right will be in the form of all cash, Shares, or any combination thereof. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares of stock of the Company having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise over the exercise price for the Stock Appreciation Right by (b) the number of Shares as to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

7.6

Exercise of Stock Appreciation Rights. All Stock Appreciation Rights shall be exercised automatically on the last day prior to the expiration date of the Stock Appreciation Right or, in the case of Tandem Stock Appreciation Rights, any related stock option, so long as the Fair Market Value of a Share on that date exceeds the exercise price per share of the Stock Appreciation Right or any related stock option, as applicable. A Participant who receives a Stock Appreciation Right shall not have any of the rights of a Shareholder with respect to the Shares covered by the right except, in the case of a Stock Appreciation Right settled in Shares, to the extent that one or more certificates representing such Shares shall have been delivered to the Participant, or the Participant has been determined to be a Shareholder of record by the Company’s transfer agent, upon due exercise of the right.

8.    Vesting of Stock Options and Stock Appreciation Rights

8.1

Vesting Schedule. Each stock option and Stock Appreciation Right granted hereunder may only be exercised to the extent that the Participant is vested in such Award. Each such Award shall vest separately in accordance with the vesting schedule, if any, determined by the Committee in its sole discretion, which will be incorporated in the Award agreement. The option vesting schedule will be accelerated if, in the sole discretion of the Committee, the Committee determines that acceleration of the option vesting schedule would be desirable for the Company.

8.2

Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each stock option and Stock Appreciation Right granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Participant, and each such Participant shall be fully vested in and shall have the right during such period to exercise the Award, even though such Award would not otherwise be exercisable under the stated vesting schedule. At the end of such period, any unexercised portion of the Award shall terminate and be of no other effect.

8.3

Reorganization. In the event of a Reorganization:

(a)

If there is no plan or agreement respecting the Reorganization, or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding and unexercised stock options and Stock Appreciation Rights for other securities then the provisions of Section 8.2 shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

(b)

If there is a plan or agreement respecting the Reorganization, and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under outstanding and unexercised stock options and Stock Appreciation Rights for securities of another corporation, then the Committee shall adjust the Shares under such outstanding and unexercised stock options and Stock Appreciation Rights in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and such Awards.

8.4

Change in Control. The Committee may provide in an option Award agreement and/or Stock Appreciation Rights Award agreement that in the event of a Change in Control, (a) all or a portion of the stock options and/or any Stock Appreciation Rights awarded under such agreement shall become fully vested and immediately exercisable and/or (b) the vesting of all performance-based stock options shall be determined as if the performance period or cycle applicable to such stock options had ended immediately upon such Change in Control; provided, however, that if in the opinion of counsel to the Company the immediate exercisability of options when taken into consideration with all other “parachute payments” as defined in section 280G of the Code, would result in an “excess parachute payment” as defined in such section as well as an excise tax imposed by section 4999 of the Code, such options and any Stock Appreciation Rights shall become fully vested and immediately exercisable, except as and to the extent the Committee in its sole discretion, shall otherwise determine, which determination by the Committee shall be based solely upon maximizing the after-tax benefits to be received by any such Optionee.

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9.    Restricted Stock

9.1

Grants. The Committee may grant Awards of Restricted Stock for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the Committee. The terms and conditions of the Restricted Stock shall be specified in the Award agreement evidencing the Grant. The Committee, in its sole discretion, may specify any particular rights which the person to whom an Award of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment or service or upon a Change in Control or Reorganization). Further, the Committee may award performance-based Restricted Stock by conditioning the grant or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock, upon the attainment of specified performance goals or such other factors as the Committee may determine. The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, under which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different restrictions and conditions. Subject to Section 16, the Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of Restricted Stock. Restricted Stock may not be transferred or disposed of by the Participant (other than by will or the laws of descent and distribution) until the restrictions specified in the Award expire.

9.2

Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

10.     Performance Awards

10.1

Grants. A Performance Award may consist of either or both, as the Committee may determine, (a) “Performance Shares” or the right to receive Shares, Restricted Stock or cash of an equivalent value, or any combination thereof as the Committee may determine, or (b) “Performance Units,” or the right to receive a fixed dollar amount payable in cash, Shares, Restricted Stock or any combination thereof, as the Committee may determine. The Committee may grant Performance Awards to any Participant for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified at the time of the grant. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment or service during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined at the discretion of the Committee. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

10.2

Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee believes to be relevant to the Company’s business and for remaining in the employ or active service of the Company for a specified period of time, or the Company’s performance or the performance of its Shares measured against the performance of the market, the Company’s industry segment or its direct competitors. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. If payable in Shares, the consideration for the issuance of the Shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective, all at the Committee’s discretion. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

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11.     Dividend Equivalent Rights

The Committee may grant a Dividend Equivalent Right either as a component of another Award or as a separate Award, and, in general, each such holder of a Dividend Equivalent Right that is outstanding on a dividend record date for the Company’s Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares covered by the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Fair Market Value of the Shares at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

12.     Other Awards

The Committee may grant to any Participant cash or other bonus payments, whether related to Shares or not, and/or other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee, in its sole discretion, determines that such other form of Award is consistent with the purposes and restrictions of the Plan. The terms and conditions of such other form of Award shall be specified by the grant including, but not limited to, the price, if any, and the vesting schedule, if any. Such Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified by the Award agreement evidencing the Grant.

13.    Compliance with Securities and Other Laws

In no event shall the Company be required to sell or issue Shares under any Award if the sale or issuance thereof would constitute a violation of applicable Federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any applicable Listing Standards. As a condition to any sale or issuance of Shares, the Company may place legends on Shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the person to whom an Award is granted that he or she is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless registered pursuant to applicable Federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

14.     Adjustments upon Changes in Capitalization or Reorganization

The value of an Award in Shares, the number of Shares available for issuance hereunder, and the maximum number of Shares that may be awarded to a Participant during a calendar year shall be adjusted from time to time as follows:

(a)

Subject to any required action by Shareholders, the number of Shares covered by each outstanding Award, the exercise price of such Award, the Shares available for issuance as Awards hereunder and the maximum number of Shares that may be awarded to a Participant during a calendar year, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares affected without receipt of consideration by the Company.

(b)

Subject to any required action by Shareholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation (or if the Company is not the surviving corporation in such a transaction, but the transaction does not constitute a Change in Control), each outstanding Award shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Award would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares or value relating to an Award hereunder shall not be inconsistent with the terms of any such plan or agreement, and, in appropriate cases, corresponding proportionate adjustments shall be made to the number of Shares available for issuance hereunder and the maximum number of Shares that may be awarded to a Participant during a calendar year.

(c)

In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

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To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall occur automatically without any other required action by the Board, the Committee, or any other person; provided that the Board shall have the authority to make or confirm such adjustments, and its determination in that regard shall be final, binding and conclusive.

Except as hereinbefore expressly provided in the Plan, any person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, Reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, Reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.    Adoption, Amendment, and Termination of the Plan

15.1

Effective Date and Shareholder Approval. The Plan, as amended, shall be effective as of May 14, 2008, after its approval by the Board effective as of such date and its approval by the Shareholders at the Annual Meeting of Shareholders to be held on such date. For purpose of this Plan, including this Section and Sections 15.2 and 15.3, Shareholder approval shall be considered obtained if such approval complies with (a) all applicable provisions of the articles of incorporation and bylaws of the Company and applicable state law prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options (and if applicable state law does not prescribe such method and degree of stockholder approval, such approval must otherwise be obtained in accordance with Code section 422) and (b) any applicable Listing Standards.

15.2

Amendment of the Plan. Notwithstanding anything contained in the Plan to the contrary, all provisions of the Plan may at any time or from time to time be modified or amended by the Board; provided, however, that

(a)

no Award at any time outstanding under the Plan may be modified, impaired or canceled adversely to the holder of the Award without the consent of such holder;

(b)

to the extent required to qualify stock options granted hereunder as Incentive Stock Options under section 422 of the Code, any amendment which (1) increases the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options (other than an increase merely reflecting a change in the number of outstanding Shares, such as a stock dividend or stock split), (2) modifies the individuals or classes of individuals eligible to receive Awards, (3) changes the corporation with respect to which “Shares” are defined, or (4) modifies the definition of “Company” to refer to another entity (other than a successor to HCC Insurance Holdings, Inc.) must be approved by the Shareholders within the twenty-four (24)-month period beginning twelve (12) months before the date the amendment is adopted; and

(c)

to the extent required by the Listing Standards, any amendment which constitutes a material revision of the Plan must be approved by the Shareholders in accordance with such Listing Standards.

15.3

Termination of the Plan; Maximum Plan Term. The Board may suspend or terminate the Plan at any time, and such suspension or termination may be retroactive or prospective. No Award may be granted on or after the tenth anniversary of the Initial Effective Date, and no Award subject to Section 18.2 may be granted on or after the first Shareholders’ meeting that occurs in the fifth year following the year containing the Initial Effective Date. However, if the Plan is amended or restated and the Plan as so amended or restated is approved by the Shareholders or the Plan is otherwise submitted for reapproval by the Shareholders, the Plan shall be deemed to be a new Plan and the date on which the amended, restated, or reapproved Plan is adopted by the Board (or the date of approval or reapproval by the Shareholders, if earlier) shall be substituted for the Initial Effective Date in the immediately preceding sentence. Termination of the Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

16.    Amendments and Adjustments to Awards

The Committee may amend, modify or terminate any outstanding Award with the Participant’s consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including, without limitation to change the date or dates as of which (a) an option becomes exercisable or (b) a performance-based Award is deemed earned. The Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 14 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent reduction or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding Section 15.2(a) or any provision of the Plan or any agreement regarding an Award to the contrary, the Committee may cause any Award granted to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award in an amount equal to the value of such canceled Award. For purposes of the preceding sentence, the value of an option or Stock Appreciation Right shall be the Fair Market Value of the related Shares on the cancellation date minus the exercise price of the Award (or shall be zero if such result is a negative number), and the value of a Full Value Award shall be the Fair Market Value of the related Shares on the cancellation date. If the exercise of an Award results in the cancellation of another Award (such as a Tandem Stock Appreciation Right and stock option, where the exercise of the Tandem Stock Appreciation Right or option results in the cancellation of the other), value shall be determined based on the deemed exercise of one of the Awards and the cancellation of the other Award. Subject to the foregoing, the determinations of value under this Section 16 shall be made by the Committee.

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17.    General Provisions

17.1

No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

17.2

No Right to Employment. Nothing in the Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any person, including any recipient of an Award, any right to remain in the employ or service of the Company or any Subsidiary. Further, the Company and its Subsidiaries may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement. No Participant, employee, Optionee or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of employees, Participants or holders or beneficiaries of Awards. Neither the establishment nor the existence of the Plan, nor any modification thereof, shall operate or be construed so as to give any person any legal or equitable right against the Company or any Subsidiary except as expressly provided herein or required by law.

17.3

Governing Law. Except to the extent that Federal law is controlling, the validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof.

17.4

Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

17.5

No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

17.6

Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

17.7

Waiver. Neither the failure nor any delay on the part of the Company or the Committee to exercise any right, power, or privilege hereunder shall operate as a waiver thereof. No term, condition, or provision of the Plans shall be deemed waived, and there shall be no estoppel against enforcing any provision of the Plans, except through a writing of the party to be charged by the waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless explicitly made so, and it shall operate only with regard to the specific term or condition waived, and shall not be deemed to waive such term or condition in the future, or as to any act other than as specifically waived. No person other than as named or described by class in the waiver shall be entitled to rely on the waiver for any purpose.

17.8

Non-Transferability of Awards. Awards shall be nontransferable other than by will or the laws of descent and distribution, and Awards may be exercised, during the lifetime of the holder, only by the holder (or the holder’s duly appointed guardian or personal representative); provided, however, that except as provided otherwise in an Award agreement, Awards other than Incentive Stock Options and non-vested Restricted Stock may be transferred (a) by the holder to a family member, trust, charity, or similar organization for estate planning purposes and (b) with the approval of the Committee, as directed under a qualified domestic relations order. After the death of a Participant, the Participant’s Designated Beneficiary shall be entitled to exercise the rights of the Participant under the Award, and references herein to a Participant shall be deemed to include such Participant’s Designated Beneficiary.

17.9

Withholding. The Company shall have the right to withhold or require separate payment of all Federal, state, local or other taxes or payments required by law to be withheld or paid with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any certificate representing Shares or any other Award subject to such withholding. Such a payment may be made by the delivery of cash (or other consideration acceptable to the Company) to the Company in an amount that equals or exceeds the required withholding obligation of the Company. In the event of a transfer of an Award, the Participant who assigns the Award shall remain subject to withholding taxes or similar obligations upon exercise of the Award by the transferee to the extent required by the Code or other applicable laws. All determinations of withholding liability under this Section shall be made by the Company in its sole discretion and shall be binding upon the Participant.

17.10

Unfunded Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

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17.11

Writing Requirement; Notices. A requirement hereunder that an agreement, notice, or other instrument be written will be considered satisfied if the instrument is provided in electronic form that is approved by the Committee and that may be retained and reproduced in paper form. Notices, reports, and statements sent by regular mail to a Participant shall be deemed duly given, made or delivered, when deposited in the mail, addressed to the Participant’s last known address.

17.12

Interpretation. All references herein to a “Section” shall mean the appropriate Section of the Plan, unless otherwise required by the context. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Plan as a whole and not to any particular provision of the Plan. The word “including” and words of similar import when used in this Plan shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified. The word “or” shall not be exclusive.

18.    Code Section 162(m) Limitations

18.1

Applicability. The provisions of this Section 18 shall apply to Awards to Participants who are “covered employees” (as defined by Code section 162(m)(3)) and any other Participants whose compensation the Committee, in its sole discretion, determines may reasonably be subject to (at the time an Award is granted or in the future when an Award vests or is payable or exercisable) the limitations on deductions imposed by Section 162(m) of the Code. References in this Section to “Participants” and “Awards” shall not include any Awards or Participants not subject to this Section. Notwithstanding the foregoing, if the Committee determines that it is advisable to grant Awards which shall not qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code Section 162(m) and this Section 18. Any Awards granted in accordance with the immediately preceding sentence shall not be subject to this Section 18, including Section 18.2. In the event of any inconsistencies between this Section 18 and the other Plan provisions, the provisions of this Section 18 shall control.

18.2

Establishment of Performance Goals. The grant, vesting, and/or payout (as determined by the Committee at the time it determines the applicable performance goals) of Awards, other than stock options and Stock Appreciation Rights, shall be based solely on account of the attainment of performance goals established by the Committee in accordance with this Section. No later than the earlier of (a) ninety (90) days after the commencement of the applicable fiscal year or such other award period as may be established by the Committee (“Award Period”) and (b) the completion of twenty-five percent (25%) of such Award Period, the Committee shall establish, in writing, the performance goals applicable to each such Award. At the time the performance goals are established by the Committee, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of any Award to be granted, vested, or paid to the Participant if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be granted, vested, or paid with respect to the Participant.

18.3

Performance Measures. Unless amended with any required shareholder approval in accordance with Section 18.6, performance measures which may serve as determinants of performance goals under Section 18.2 shall be limited to the following measures (which may relate to the Company or one or more business units, divisions or Subsidiaries and which may be adjusted): earnings, earnings per share (EPS), consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets (RONA), return on capital, return on invested capital (ROIC), total stockholder return, profit, economic profit, operating profit, capitalized economic profit, net operating profit after tax (NOPAT), net profit before taxes, pre-tax profit, cash flow measures, cash flow return, sales, comparable division or product sales, stock price (and stock price appreciation, either in absolute terms or in relationship to the appreciation among members of a peer group determined by the Committee), market share, expenses, strategic milestones, or goals related to acquisitions or divestitures. The performance measures established by the Committee for any Award Period may be expressed in terms of attaining a specified level of the performance objective or the attainment of a percentage increase or decrease in the particular objective, and may involve comparisons with respect to historical results of the Company and its Subsidiaries and/or operating groups or segments thereof, all as the Committee deems appropriate. The performance measures established by the Committee for any Award Period may be applied to the performance of the Company relative to a market index, a peer group of other companies or a combination thereof, all as determined by the Committee for such Award Period.

18.4

Changes to Performance Goals. Performance goals shall not be changed following their establishment; provided, however, that the Committee shall have the authority to adjust the performance goals and objectives during an Award Period for such reasons as it deems equitable to the extent permitted while still satisfying the requirements for qualified performance-based compensation under Code Section 162(m). Specifically, to the extent permitted under Code Section 162(m), the Committee is authorized to make adjustments in the method of calculating attainment of performance goals and objectives for a Award Period as follows: (a) to exclude the dilutive effects of acquisitions or joint ventures; (b) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Award Period following such divestiture; (c) to exclude restructuring and/or other nonrecurring charges; (d) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (e) to exclude the effects of changes to generally accepted accounting principles (or standards) required by the Financial Accounting Standards Board; (f) to exclude the effects to any statutory adjustments to corporate tax rates; (g) to exclude the impact of any “extraordinary items” as determined under generally accepted accounting principles; (h) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; and (i) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

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18.5

Satisfaction of Performance Goals. Within ninety (90) days following the end of each Award Period, the Committee shall certify in writing whether the performance goals, and any other material terms were satisfied. For this purpose, approved minutes of the Committee meeting at which the certification is made shall be treated as a written certification. The amount granted, vested, or paid after the completion of an Award Period may not vary from the pre-established amount based on the level of achievement; provided, however, that the Committee shall retain the discretion to adjust downward (but shall not have the discretion to adjust upward) the grant, vesting, and/or payout with respect to an Award.

18.6

Amendments. Any amendment of the Plan which would (a) increase the maximum number of Shares with respect to which options or Stock Appreciation Rights can be granted under Section 18.7 or the maximum amount of compensation payable under Section 18.8, (b) change the specified performance measures under Section 18.3, or (c) modify the requirements as to eligibility for participation in the Plan shall not be effective with respect to any Awards or Participants subject to this Section 18 unless the Shareholders approve such amendment in accordance with section 162(m) of the Code. Notwithstanding the foregoing, if applicable tax and/or securities laws change to permit Committee discretion to change the specified performance measures without obtaining Shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining Shareholder approval.

18.7

Stock Options and Stock Appreciation Rights.

(a)

The amount of compensation that a Participant may receive with respect to stock options and Stock Appreciation Rights that are granted hereunder shall be based solely on an increase in the value of the applicable Shares after the date of grant of such Award. Thus, no stock option may be granted hereunder to a Participant with an exercise price less than the Fair Market Value of Shares on the date of grant.

(b)

The maximum number of Shares with respect to which stock options or Stock Appreciation Rights may be granted (regardless of when vested or settled) to any one Participant during any calendar year may not exceed one hundred percent (100%) of the Shares available for issuance under Section 4.1(a) as of the beginning of such calendar year (or as of the Initial Effective Date, if later), subject to adjustment as provided in Section 14. The provisions of Sections 4.1(d) and 4.1(e)(1) — (3) shall apply for purposes of applying such limitation. Shares subject to a stock option or Stock Appreciation Right that is cancelled shall not again be available under the Plan for purposes of applying this limitation to the Participant whose Award was cancelled and for such other purposes, if any, as are required to comply with the qualified performance-based compensation exception under Code section 162(m). This provisions of this Section 18.7(b) apply solely for purposes of satisfying the qualified performance-based compensation exception under Code section 162(m) and shall not be construed to increase or modify the number of available Shares under Section 4.1(a).

18.8

Maximum Amount of Compensation for Awards other than Stock Options and Stock Appreciation Rights.

(a)

The maximum number of Shares with respect to which Share denominated Awards other than stock options and Stock Appreciation Rights (including Restricted Stock and Share denominated Performance Awards or other Awards whether settled in Shares or cash) may be granted (regardless of when vested or settled) to any one Participant during any calendar year may not exceed one hundred percent (100%) of the Shares available for issuance under Section 4.1(a) as of the beginning of such calendar year (or as of the Initial Effective Date, if later), subject to adjustment as provided in Section 14. The provisions of Sections 4.1(d), 4.1(e)(4) — (5), and 4.2 shall apply for purposes of applying such limitation. If such Awards are denominated in Shares but may be settled in cash or other property in lieu of delivery of Shares, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of Shares into cash or other property. This provisions of this Section 18.8(a) apply solely for purposes of satisfying the qualified performance-based compensation exception under Code section 162(m) and shall not be construed to increase or modify the number of available Shares under Section 4.1(a) or Section 4.1(c).

(b)

If an Award is not determined by reference to Shares, the maximum amount of compensation payable with respect to the Award to any Participant during any calendar year may not exceed one percent (1%) of the Company’s Pre-tax Income. If such an Award is denominated in cash or other property (other than Shares) but an equivalent amount of Shares is delivered in lieu of delivery of cash or other property, the foregoing limit shall be applied to the cash or other property based on the methodology used by the Committee to convert the cash or other property into Shares.

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19.     Compliance with Code Section 409A

19.1

Purpose and Interpretation. With respect to Participants subject to United States federal income tax, the Plan is intended to comply with applicable requirements to avoid a plan failure under Code section 409A and shall be construed and applied accordingly by the Committee.

19.2

Service Recipient Stock. Subject to Section 3.6, no stock option or Stock Appreciation Right shall be granted under this Plan to the extent the Shares that may be issued to the Participant with respect to the Award do not constitute “service recipient stock” (as such term is defined under Code section 409A) of the Company as of the date of grant.

19.3

Compliance Amendments. To the extent any provision of this Plan or any omission from this Plan would (absent this Section 19.3) cause amounts to be includable in income under Code section 409A(a)(1), this Plan shall be deemed amended to the extent necessary to comply with the requirements of Code section 409A; provided, however, that this Section 19.3 shall not apply and shall not be construed to amend any provision of this Plan to the extent this Section 19.3 or any amendment required thereby would itself cause any amounts to be includable in income under Code section 409A(a)(1).

19.4

Delay in Payment. Notwithstanding anything to the contrary in this Plan, (a) if upon the date of a Participant’s “separation from service” (as defined for purposes of Code sections 409A(a)(2)(A)(i) and 409A(a)(2)(B)(i)) with the Company and its controlled subsidiaries and affiliates the Participant is a “specified employee” within the meaning of Code section 409A (determined by applying the default rules applicable under such Code section except to the extent such rules are modified by a written resolution that is adopted by the Committee and that applies for purposes of all deferred compensation plans of the Company and its affiliates), and the deferral of any amounts otherwise payable under Plan as a result of Participant’s separation from service is necessary to prevent any accelerated or additional tax to the Participant under Code section 409A, then the Company shall defer the payment of any such amounts hereunder until the date that is six months following the date of the Participant’s separation from service, at which time any such delayed amounts shall be paid or provided to the Participant and (b) if any other payments of money or other Awards or benefits due to a Participant hereunder could cause the application of an accelerated or additional tax under Code section 409A, such payments or other benefits shall be deferred and paid on the first day that would not result in the Participant incurring any tax liability under Code section 409A if such deferral would make such payment or other benefits compliant under section 409A of the Code.

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HCC INSURANCE HOLDINGS, INC.
ATTN: DEBRA GREEN
13403 NORTHWEST FREEWAY
HOUSTON, TEXAS 77040-6094

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M54687-P37554 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HCC INSURANCE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Emmanuel T. Ballases
02) Judy C. Bozeman
03) Frank J. Bramanti
04) Walter M. Duer
05) James C. Flagg, Ph.D.
06) Thomas M. Hamilton
07) Leslie S. Heisz
08) John N. Molbeck Jr.
09) Robert A. Rosholt
10) J. Mikesell Thomas
11) Christopher JB Williams

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

M54688-P37554

HCC INSURANCE HOLDINGS, INC.
Annual Meeting of Stockholders
May 22, 2013 9:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Christopher J.B. Williams and Randy D. Rinicella, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of HCC INSURANCE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CDT on May 22, 2013, at the headquarters of HCC Insurance Holdings Inc., at 13403 Northwest Freeway, Houston, Texas 77040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side